As filed with the Securities and Exchange Commission on April 8, 2026

Securities Act File No. 333-292194

Investment Company Act File No. 811-24148

United States
Securities and Exchange Commission
Washington, D.C. 20549

Form N-2

Registration Statement Under the Securities Act of 1933 ☒
Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No. ☐

Registration Statement Under the Investment Company Act of 1940 ☒
Amendment No. 1 ☒

dawson private markets evergreen Fund
(Registrant Exact Name as Specified in Charter)

10 Bryant Park
452 Fifth Ave., Suite 23011

New York, NY 10018
(Address of Principal Executive Offices)

(647) 925-1284
(Registrant’s Telephone Number, including Area Code)

Matthew Kuchinsky, Esq.

General Counsel
Dawson Partners Inc.
10 Bryant Park
452 Fifth Ave., Suite 23011

New York, NY 10018

(Name and Address of Agent for Service)

Copies to:

Nicole M. Runyan, P.C.
Pamela P. Chen
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Approximate Date of Commencement of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a) may determine.

The information in this Prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION, DATED APRIL 8, 2026

DAWSON PRIVATE MARKETS EVERGREEN FUND

PROSPECTUS

Class S Shares

Class D Shares

Class I Shares

[●], 2026

Dawson Private Markets Evergreen Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Dawson Partners (US) Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate significant returns, principally through long-term capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a broad portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other funds or vehicles that hold primarily non-public assets (“Underlying Funds”) (e.g., commingled investment vehicles that generally acquire portfolios of private equity and other private assets within a defined strategy) managed by unaffiliated asset managers (“Underlying Fund Managers”), including fund-of-funds, and secondary market purchases of interests in private companies and assets, including through portfolio sales and through multi-asset continuation vehicles (those continuation vehicles that hold multiple assets) and co-investment portfolio acquisitions in each case managed by Underlying Fund Managers (collectively, “Secondary Investments”); (ii) co-investments alongside Underlying Funds or in single asset continuation vehicles (those continuation vehicles that hold a single asset), in each case through vehicles managed by Underlying Fund Managers which are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “Co-Investments”); and (iii) primary investments in Underlying Funds (“Primary Investments”). Any investment (other than a temporary investment) intended to satisfy the Fund’s investment objective is referred to herein as a “Portfolio Investment”. The Fund’s investment portfolio is intended to be underpinned by asset diversification across Underlying Funds, managers of Underlying Funds, vintages (i.e., the year in which an Underlying Fund begins or finishes investing), strategies, geographies, asset subclasses and/or sectors. The Adviser believes the flexibility, customizability and innovation of its investment platform should allow the Fund to remain nimble in responding to both market factors and portfolio construction needs. Underlying Funds are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Under normal circumstances, the Fund will invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus borrowings for investment purposes) in Private Assets. Private Assets are defined as Secondary Investments, Co-Investments, Primary Investments and securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including Rule 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements and similar private investments, and securities or other instruments for which no secondary market is readily available. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Underlying Funds that the Fund reasonably expects to be called in the future as qualifying Private Assets for purposes of its 80% policy. The Fund may make investments through one or more wholly-owned subsidiaries.

The Fund also will invest a portion of its assets in liquid assets (“Liquid Assets”), including cash and cash equivalents; short-term, high-quality, liquid debt securities and other credit instruments; and other investment companies, including money market funds and exchange traded funds.

This prospectus (this “Prospectus”) applies to the offering of three separate classes of shares of beneficial interests of the Fund (“Shares”), designated as Class S, Class D and Class I Shares. The Fund has applied to the U.S. Securities and Exchange Commission (“SEC”) for, and expects to be granted, an exemptive order that would permit the Fund to offer more than one class of Shares (the “Multi-Class Exemptive Order”), and the Fund may offer additional classes of Shares in the future. Each class of Shares may be subject to certain different fees and expenses. Class S and Class D Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Order. The Shares generally will be offered on the first business day of each calendar month (the “Subscription Date”) at the Fund’s then-current net asset value (“NAV”) per Share, as of the last calendar day of the month prior to the Subscription Date. A “business day” is any day the New York Stock Exchange is open for business. Shares may be offered more or less frequently as determined by the Fund’s Board of Trustees (the “Board”) in its sole discretion. No person who is admitted as a shareholder of the Fund (“Shareholder”) will have the right to require the Fund to redeem its Shares. There can be no guarantee that such Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

	Class S Shares	Class D Shares	Class I Shares	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	3.50%	2.00%	None	None
Proceeds to the Fund(3)	Current NAV less applicable sales load	Current NAV less applicable sales load	Current NAV	Amount invested at NAV

(1)	Generally, the minimum initial investment in the Fund by any investor will be $25,000 with respect to Class S and Class D Shares, and $1,000,000 with respect to Class I Shares. The Fund, in its sole discretion, may accept investments below these minimums as described under “General Purchase Terms.”

(2)	Class S and Class D Shares will be sold subject to a sales charge of up to 3.50% and 2.00%, respectively, of an investor’s investment amount. The table assumes the maximum sales charge is charged. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. While the Fund does not impose an initial sales charge on Class I Shares, if a Shareholder buys Class I Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Financial intermediaries may impose additional charges in connection with purchases of Shares. Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of up to 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the last calendar day of the applicable month, and payable monthly in arrears. Class I Shares are not subject to a Distribution and Servicing Fee. See “Summary of Fees and Expenses” and “Plan of Distribution.”

(3)	Assumes that all Shares currently registered are sold in the continuous offering and the maximum sales load is charged. The proceeds may differ from that shown if additional Shares are registered. The Fund bears certain ongoing offering costs associated with the Fund’s continuous offering of Shares.

Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

An investment in the Fund is speculative with a substantial risk of loss. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund. See “Summary of Offering Terms  – Principal Risk Factors” and “Risks.”

•	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate its Shares. The Adviser intends to recommend that, in normal market circumstances, the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis; however, the Fund is not obligated to conduct any such repurchase offer in a particular quarter, or at all, and the Board may decline to approve such a repurchase offer on the basis of its assessment of pertinent factors.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s declaration of trust, as may be amended, restated or otherwise modified from time to time (the “Declaration of Trust”).

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, offering proceeds or from temporary fee waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

•	Investors purchasing Class S and Class D Shares may be subject to a sales load of up to 3.50% and 2.00%, respectively, on the amounts they invest. If you pay the maximum aggregate of 3.50% on the Class S Shares and 2.00% on the Class D Shares, based on a minimum initial investment of $25,000, you must experience a total return on your net investment of approximately 3.63% and 2.04%, respectively, in order to recover these expenses.

•	The Fund intends to invest significantly in Private Assets, including private funds, which involves significant risks. See “Risks - Risk Factors Relating to Private Asset Investing.”

You should rely only on the information contained in this Prospectus and the SAI (as defined below). The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information, dated [●], 2026 containing additional information about the Fund (the “SAI”), has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the SAI, as well as free copies of the Fund’s annual and semi-annual reports to Shareholders (when available), and other information about the Fund by calling 647-925-1284, by writing to the Fund at 10 Bryant Park, 452 Fifth Ave. Suite 23011, New York, NY 10018 or by visiting [Fund Website]. You can get the same information for free from the SEC’s website, www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

[●] (the “Distributor”) acts as principal underwriter for the Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [●].

i

SUMMARY OF OFFERING TERMS

The following is only a summary and does not contain all of the information that you should consider before investing in Dawson Private Markets Evergreen Fund (the “Fund”). Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI (as filed with the SEC) and the Fund’s Declaration of Trust. See “Certain Provisions in the Declaration of Trust” for a summary description of material terms of the Declaration of Trust.

The Fund and The Adviser

The Fund will be organized as a Delaware statutory trust that will be registered under the 1940 Act as a non-diversified, closed-end management investment company.

Dawson Partners (US) Inc., a Delaware corporation, serves as the investment adviser to the Fund (the “Adviser”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is an affiliate of Dawson Partners Inc. (together with its advisory affiliates, “Dawson”). Established in 2015, Dawson has over $27 billion in assets under management, deployed over $33 billion, and distributed over $11 billion to its investors, as of March 31, 2026. The team consists of over 250 professionals headquartered in Toronto, Canada with offices in London, United Kingdom, New York, United States and Hong Kong.

The Fund will sell its Shares only to eligible investors that are “qualified clients” as defined in Rule 205-3 under the Advisers Act.

The Fund intends to operate as a “tender offer” fund (as described in further detail below under “Tender Offers”).

Investment Objective and Primary Investment Strategy

The Fund’s investment objective is to seek to generate significant returns, principally through long-term capital appreciation and current income.

In pursuing its investment objective, the Fund intends to invest in a broad portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other funds or vehicles that hold primarily non-public assets (“Underlying Funds”) (e.g., commingled investment vehicles that generally acquire portfolios of private equity and other private assets within a defined strategy) managed by unaffiliated asset managers (“Underlying Fund Managers”), including fund-of-funds, and secondary market purchases of interests in private companies and assets, including through portfolio sales and through multi-asset continuation vehicles (those continuation vehicles that hold multiple assets) and co-investment portfolio acquisitions in each case managed by Underlying Fund Managers (collectively, “Secondary Investments”); (ii) co-investments alongside Underlying Funds or in single asset continuation vehicles (those continuation vehicles that hold a single asset), in each case through vehicles managed by Underlying Fund Managers which are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, “Co-Investments”); and (iii) primary investments in Underlying Funds (“Primary Investments”). Any investment (other than a temporary investment) intended to satisfy the Fund’s investment objective is referred to herein as a “Portfolio Investment”. The Fund’s investment portfolio is intended to be underpinned by asset diversification across Underlying Funds, managers of Underlying Funds, vintages (i.e., the year in which an Underlying Fund begins or finishes investing), strategies, geographies, asset subclasses and/or sectors. The Adviser believes the flexibility, customizability and innovation of its investment platform should allow the Fund to remain nimble in responding to both market factors and portfolio construction needs. Underlying Funds are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

Under normal circumstances, the Fund will invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus borrowings for investment purposes) in Private Assets. Private Assets are defined as Secondary Investments, Co-Investments, Primary Investments and securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the 1933 Act, including Rule 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements and similar private investments, and securities or other instruments for which no secondary market is readily available. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Underlying Funds that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of its 80% policy.

The Fund also will invest a portion of its assets in Liquid Assets, including cash and cash equivalents; short-term, high-quality, liquid debt securities and other credit instruments; and other investment companies, including money market funds and exchange traded funds. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of its assets in Liquid Assets.

The Fund may make investments through one or more wholly-owned subsidiaries (“Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner, for the purpose of facilitating its use of permitted borrowings or for other reasons as reasonably determined by the Adviser.

The Fund, the Adviser and certain of their affiliates have applied for an exemptive order from the SEC that will permit the Fund, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions (the “Co-Investment Exemptive Order”). There is no assurance that the Co-Investment Exemptive Order will be granted by the SEC.

The Fund’s investment objective is non-fundamental and may be changed by a vote of the Fund’s Board, without Shareholder approval. There can be no assurance that the Fund will be able to implement its investment strategy or achieve its investment objective, and Shareholders could lose all of their investment in the Fund.

The Offering	The Fund will offer its Shares on a continuous basis. The NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each class of Shares.
Distributor

The Fund will engage a third-party registered broker-dealer as the distributor for its Shares (the “Distributor”). The Distributor will serve in that capacity on a best efforts basis, subject to various conditions.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares in the Fund. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth herein.

Share Classes

The Fund has applied for an exemptive order from the SEC that, if granted, will permit the Fund to offer more than one class of Shares. There is no assurance that the Fund will be granted the exemptive order.

Subject to the receipt of the exemptive order, the Fund intends to offer three separate classes of Shares designated as Class S, Class D and Class I Shares. The Fund may offer additional classes of Shares in the future.

Minimum Investments	The minimum initial investment in the Fund by any investor will be $25,000 with respect to Class S and Class D Shares and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund will be $10,000, except for additional purchases pursuant to the Fund’s dividend reinvestment plan (the “DRIP”). However, the Fund, in its sole discretion, may accept investments below these minimums, including from Fund officers, Independent Trustees (as defined below) and employees of the Adviser or its affiliates. The Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts, including across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class, so long as denominations are not less than $10,000 and incremental contributions are not less than $10,000.

Investor Eligibility

Although the Shares are registered under the 1933 Act, the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

Shares will be offered only to such investors who are either U.S. persons for U.S. federal income tax purposes or non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.

Subscription Process

Shares generally will be offered for purchase on the first business day of each calendar month (the “Subscription Date”) at the Fund’s then-current NAV per Share, as of the last calendar day of the month prior to the Subscription Date, plus any applicable sales load or selling commissions charged by financial intermediaries. Fractions of Shares will be issued to one one-hundredth of a Share. A “business day” is any day the New York Stock Exchange is open for business. Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Class S Shares and Class D Shares will be sold subject to a sales load of up to 3.50% for Class S Shares and 2.00% for Class D Shares of an investor’s investment amount. For some investors, the sales charge may be waived or reduced. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Financial intermediaries may impose additional charges in connection with purchases of Shares. While neither the Fund nor the Distributor imposes an initial sales charge on Class I Shares, if a Shareholder buys Class I Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine. Any transaction or other fees charged directly to a Shareholder in an offering of Shares by a financial intermediary will not be considered organization or offering costs of the Fund.

Subscriptions are generally subject to the receipt of cleared funds prior to the Subscription Date (generally three (3) business days before the last calendar day of the month prior to the Subscription Date, as detailed below). An investor who misses the Subscription Date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Specifically, each initial or subsequent purchase of Shares will be payable in one installment which will generally be due three (3) business days before the last calendar day of the month prior to the Subscription Date. Each prospective investor will be required to complete, execute and deliver a Subscription Agreement and related documentation. A prospective investor must submit a completed Subscription Agreement at least five (5) business days before the last calendar day of the month prior to the Subscription Date. The Fund reserves the right, in its sole discretion, to accept or reject any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without the deduction of any fees or expenses.

Shareholders will not be required to make incremental contributions pursuant to capital calls. Shareholders will be permitted, but not required, to make additional investments in the Fund subject to the investment minimums described in “Minimum Investments” above.

Board of Trustees

The Board will consist of a majority of members who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or the Adviser (“Independent Trustees”), as required by the 1940 Act. Subject to the requirements of the 1940 Act, the business and affairs of the Fund will be managed under the direction of the Board. The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Declaration of Trust and By-Laws. As is the case with virtually all investment companies, service providers to the Fund, primarily the Adviser, will have responsibility for the day-to-day management and operation of the Fund. The Board will not have responsibility for the day-to-day management of the Fund, and its oversight role will not make the Board a guarantor of the Fund’s investments or activities. The Board will appoint employees of the Adviser or its affiliates as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board will receive regular reports from these and other officers of the Adviser regarding the Fund’s operations.

Investment Adviser

The Fund will be managed by the Adviser pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of the Board, the Adviser will be responsible for the overall business and affairs of the Fund, will have full discretion to invest the assets of the Fund in a manner consistent with the investment objective outlined herein and will be solely responsible for investment decisions with respect to the Fund. Pursuant to the Investment Management Agreement, the Adviser will also provide, or arrange for the provision of, certain management services to the Fund.

Administrator and Administration Agreement

The Fund intends to enter into an administration agreement (the “Administration Agreement”) with a third-party administrator (the “Administrator”) under which the Administrator will perform certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including calculating the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for the services provided by the Administrator to the Fund, the Administrator will receive compensation for its services pursuant to the Administration Agreement (the “Administration Fee”).

Management Fee

Pursuant to the Investment Management Agreement, the Adviser (or its designee) will be entitled to receive a base management fee from the Fund (the “Management Fee”). The Management Fee will be payable monthly in arrears at the annual rate of 1.50% based on the Fund’s NAV calculated as of the last calendar day of each month. For purposes of determining the Management Fee, the Fund’s net assets means its total assets less liabilities determined on a consolidated basis in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Management Fee for any partial period will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar month. The Management Fee is paid to the Adviser (or its designee) out of the Fund’s assets and therefore decreases the net profits or increases the net losses of the Fund.

The Adviser has agreed, pursuant to a management fee waiver (the “Management Fee Waiver”), to waive such portion of the Management Fee that would be otherwise payable for the 12-month period following the date of the commencement of the Fund’s operations, such that the Management Fee for each Class of Shares does not exceed, for such 12-month period, 0.50% of the Fund’s NAV. Therefore, the Management Fee for such 12-month period will be 0.50% of the Fund’s NAV calculated as of the last calendar day of the applicable month.

Incentive Fee

The Fund will pay to the Adviser (or its designee) an incentive fee (the “Incentive Fee”), as described herein. At the end of each calendar quarter, the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). The Incentive Fee will be accrued monthly and paid quarterly.

For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP).

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such quarter and (B) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP.

Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net profits” and “net losses” calculations, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Adviser or its designee will not be obligated to return any portion of the Incentive Fee paid by the Fund due to the subsequent performance of the Fund.

Distribution and Servicing Fee

Class S and Class D Shares will be subject to an ongoing distribution and Shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. The Fund intends to adopt a distribution and servicing plan for its Class S and Class D Shares (the “Distribution and Servicing Plan”), as will be required under the terms of the SEC exemptive relief that the Fund intends to rely on to offer multiple classes of Shares. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, and the Fund will pay the Distribution and Servicing Fee with respect to its Class S and Class D Shares.

Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of up to 0.85% and 0.25%, respectively, based on the aggregate NAV of the Fund attributable to such class, to be calculated as of the last calendar day of each applicable month, and payable monthly in arrears. For purposes of determining the Distribution and Servicing Fee, the Fund’s NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares will not be subject to a Distribution and Servicing Fee.

There can be no guarantee that the Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets), including out of the Management Fee, to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in calculation. Payments of additional compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Fees and Expenses

On an ongoing basis, the Fund will bear its own operating costs and expenses (including, without limitation, its ongoing offering expenses). The Fund also will bear costs and expenses relating to the organization of the Fund and the initial offering of its Shares. Organizational costs and expenses include the cost of regulatory compliance and formation, including legal fees related to the creation and organization of the Fund and its related documents of organization. For the avoidance of doubt, organizational expenses shall not include any sales loads, commissions or placement agent fees. Offering costs and expenses include legal, accounting, printing and other offering costs.

In accordance with GAAP, the Fund’s initial offering costs and expenses will be capitalized and amortized over the 12-month period beginning on the commencement of investment operations of the Fund, or such other period as determined by the Adviser in its sole discretion, in accordance with GAAP. The Fund’s ongoing offering and operating costs and expenses will be expensed as incurred over times or at periods as the Adviser determines appropriate, in its sole discretion, in accordance with GAAP.

The Fund will bear all costs and expenses attributable to its operations, administration, activities and transactions (including, without limitation, any of its Subsidiaries) that are not Adviser expenses, including, without limitation: (a) organizational expenses of the Fund; (b) calculating the NAV of the Fund, including the cost and expenses of any independent valuation firm or pricing service; (c) investment-related expenses, including (i) commissions and other compensation payable to brokers or dealers; (ii) fees and expenses payable (which may be incurred by the Adviser) to third parties, including agents, bankers, consultants, attorneys, accountants or other advisors, in connection with sourcing, evaluating, developing, negotiating, hedging, structuring, closing, monitoring, enforcing or otherwise pursuing investments on behalf of the Fund, whether or not consummated, including due diligence on prospective portfolio investments and Underlying Funds, monitoring financial and legal affairs for the Fund and its investments, and enforcing the Fund's rights with respect to portfolio investments; (iii) due diligence reports, appraisal reports, research and market data services (including an allocable portion of any research or other service that may be deemed to be bundled for the benefit of the Fund), and any studies commissioned by the Adviser; (iv) costs of meetings with financial sponsors, industry conferences and similar events hosted or attended by the Adviser, its affiliates or any of their respective employees, as well as related travel, lodging and meal expenses ("Travel Expenses"); (v) all fees, costs and expenses related to Fund structuring, restructuring, re-domiciliation and any strategic transactions, in each case whether or not consummated; and (vi) any reverse termination fees, liquidated damages, commitment fees, forfeited deposits or similar payments incurred in connection with any prospective or proposed investment that is not ultimately consummated, including expenses relating to unconsummated investments that may have been attributable to co-investors had such investments been consummated; (d) expenses borne indirectly through the Fund's investments in Underlying Funds, including, without limitation, any fees and expenses of such Underlying Funds (such as management fees, incentive fees or carried interest allocations and pass through expenses, costs and fees); (e) costs associated with indebtedness or guarantees, including interest payable on debt, if any, incurred by the Fund to finance its investments (including, for the avoidance of doubt, any costs and expenses associated with attending conferences in connection with financing arrangements of the Fund), debt service and all other costs of borrowings or other financing arrangements (including fees and other expenses), and expenses related to unsuccessful portfolio acquisition efforts; (f) offerings of Shares and other securities of the Fund; (g) the Management Fee; (h) the Incentive Fee; (i) any Distribution and Servicing Fees; (j) compliance, fund accounting, regulatory reporting, and tax reporting services; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; (k) administration fees and expenses payable under any administration or sub-administration agreements; (l) any expense reimbursements; (m) fees and expenses incurred by the Fund for escrow agent, transfer agent, Shareholder servicing agents, sub-transfer or sub-accounting agents, dividend agent, custodian and other service providers, including the negotiation of contracts and fees with, and the monitoring of performance and billings associated with, such service providers; (n) unreimbursed costs and expenses incurred in connection with any transfer or proposed transfer by a Shareholder; (o) U.S. federal and state registration and franchise fees; (p) fees payable to rating agencies; (q) U.S. federal, state and local taxes, non-U.S. taxes, and related costs and expenses, including costs of tax return preparation and other compliance costs, and costs incurred in connection with any audit or other inquiry, tax litigation or any other contests, governmental charges, fees, penalties and duties assessed or borne by the Fund; (r) fees and expenses of the Fund's Independent Trustees, costs and expenses associated with meetings, events and trainings of the Trustees (including Travel Expenses), and all Travel Expenses of the Trustees, officers, managers, partners, agents and employees of the Fund and Adviser (and/or its affiliates) incurred in connection with attending meetings of the Board or Shareholders or performing other business activities that relate to the Fund; (s) costs of any reports, proxy statements, tender offers or other notices or communications to Shareholders, including printing and mailing costs; (t) costs associated with individual or group Shareholders, including the costs of any Shareholder meetings or communications and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters; (u) costs of preparing financial statements and maintaining books and records; (v) costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, Inc. (“FINRA”), U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies, and other reporting and compliance costs, and the costs associated with reporting and compliance obligations under the 1940 Act, the Sarbanes-Oxley Act of 2002, as amended, and any other applicable federal and state securities laws; (w) the Fund's allocable portion of any fidelity bond, Trustees' and officers' errors and omissions liability insurance policies, cybersecurity policies and any other insurance premiums or other costs; (x) proxy voting expenses; (y) costs of effecting sales and repurchases of Shares and other securities and costs and expenses relating to distributions paid on the Shares and other securities; (z) fees and expenses associated with marketing efforts (including Travel Expenses and costs associated with attendance at meetings, investment conferences and similar events), design and website expenses; (aa) costs of information technology and related costs, including costs related to software, hardware and other technological systems (including specialty and custom software); (bb) indemnification payments; (cc) costs and expenses (including Travel Expenses) in connection with the diligence and oversight of the Fund's service providers; (dd) fees, costs and expenses of winding up and liquidating the Fund's assets; (ee) costs associated with technology integration between the Fund's systems and those of the Fund's participating intermediaries; (ff) dues, fees and charges of any trade association of which the Fund is a member; (gg) third party costs incurred in connection with gathering, analyzing and reporting environmental, social or governance information related to the Fund's portfolio investments, if any, including such information related to or required by applicable U.S. or non-U.S. law or regulation; (hh) costs incurred in connection with structuring, organizing, operating, maintaining and liquidating entities or vehicles to hold the Fund's assets for tax or other purposes; (ii) all other expenses incurred by the Fund or the Adviser (and its affiliates) in connection with administering the Fund's business; (jj) costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith; and (kk) extraordinary or non-recurring expenses or liabilities incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs and indemnification expenses incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and the amount of any judgment or settlement paid in connection therewith.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, pursuant to which the (i) Adviser (or its designee) will waive fees that it would otherwise be paid and/or (ii) Adviser, or an affiliate thereof, will assume expenses of the Fund, if required to ensure the annual operating expenses of the Fund, excluding the Excluded Expenses (as defined below), do not exceed 0.75% per annum of the average monthly net assets of each class of Shares in the relevant period. “Excluded Expenses” will include: the Management Fee; the Incentive Fee; any Distribution and Servicing Fee and any other fees payable to the Distributor; all expenses of Subsidiaries of the Fund through which the Fund invests; all expenses of special purpose vehicles (“SPVs”) in which the Fund or its Subsidiaries invests (including any management fees, performance-based incentive fees and administrative service fees); all fees and expenses of Portfolio Investments (including all acquired fund fees and expenses); fees payable to third parties in connection with the sourcing or identification of Portfolio Investments; transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions and costs, associated with the acquisition, disposition and maintenance of the Fund’s investments; dividend and interest payments and expenses (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund); fees and expenses incurred in connection with credit facilities obtained by the Fund; taxes; and litigation and other extraordinary expenses, as determined in the sole discretion of the Adviser.

With respect to each class of Shares, the Fund agrees to repay to the (i) Adviser (or its designee) any fees waived under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses assumed in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser (or its designee) or its affiliate, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser (or its designee) or its affiliate incurred the expense. The Expense Limitation Agreement will have an initial term of one year from the commencement of the Fund’s operations, and the Adviser may determine to extend the term for a period of one year on an annual basis, subject to the approval by the Board, including a majority of the Independent Trustees.

Distributions

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, at least annually. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”) or otherwise, in all events in a manner consistent with the provisions of the 1940 Act.

Because the Fund intends to elect to be, and to qualify annually as, a regulated investment company (a “RIC”) under the Code, the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, the Fund will furnish a statement on Internal Revenue Service Form 1099-DIV or Form 1042-S, as applicable, identifying the amount and character of the Fund’s distributions.

Dividend Reinvestment Plan	The Fund will operate a DRIP pursuant to which the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. withholding tax, will be reinvested in the same class of Shares of the Fund. Shareholders will automatically participate in the DRIP unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder that does not wish to have distributions automatically reinvested in Shares pursuant to the DRIP may (i) opt out of the DRIP in the Subscription Agreement or (ii) terminate participation in the DRIP at any time by submitting a letter of instruction to the plan administrator. Such written instructions must be received by the plan administrator no later than 20 days prior to the record date for an applicable distribution; otherwise, the Shareholder will receive such distribution in Shares through the DRIP, and termination will be effective only with respect to any subsequent distributions. Shareholders that elect not to participate in the DRIP will receive all distributions in cash, but may re-elect to participate in the DRIP by submitting a letter of instruction to the plan administrator.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund’s Shares will not be listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, the Fund’s Shares will be subject to limitations on transferability, and liquidity may be provided only through periodic repurchase offers (as described in further detail below under “Tender Offers”). Aside from the potential for limited liquidity offered by periodic repurchase offers, investors generally should not expect to be able to sell their Shares regardless of how well the Fund performs. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

No Redemption; Restrictions on Transfer

No Shareholder has the right to require the Fund to redeem its Shares. Liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders (as described in further detail below under “Tender Offers”).

Shares are not freely transferable. A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of Shares (directly or indirectly) (a “Transfer”) only: (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances with the prior consent of the Fund, which may be withheld in its sole discretion. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Tender Offers

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

Beginning no later than twelve months after the Fund commences investment operations, the Adviser intends to recommend that, under normal market circumstances, the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed with the SEC on Schedule TO.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased.

Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV per Share, as of the valuation date, after reduction for all fees and expenses of the Fund for all periods through the valuation date, any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased.

The Fund generally expects to repurchase its Shares with cash, although it will reserve the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund will not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Fund, in its sole discretion. If such requirement is not waived by the Fund, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum account balance is maintained, or redeem all of the Shareholder’s Shares.

Early Repurchase Fee

An early repurchase fee (the “Early Repurchase Fee”) may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. The Early Repurchase Fee will be equal to 2.00% of the NAV of any Shares repurchased by the Fund. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining Shareholders.

Leverage

The Fund (including through its Subsidiaries) may use leverage to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund is not permitted to issue “senior securities” (as such term is defined in Section 18(g) of the 1940 Act), which generally consist of borrowings under credit facilities or preferred shares issued by the Fund, if, immediately after such issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than (i) 300% with respect to indebtedness or (ii) 200% with respect to preferred stock. This means that, at the time a “senior security” is issued, the ratio of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as compared to the aggregate amount of the Fund’s “senior securities” equals at least 300% or 200%, as the case may be, immediately after such issuance. In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s Shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase. Accordingly, if the Fund’s asset coverage ratio falls below such thresholds, the Fund’s ability to make distributions to Shareholders may be significantly restricted or the Fund may not be able to make any such distributions at all.

Credit Facility	The Fund (including through its Subsidiaries) may establish one or more credit facilities and enter into other financing arrangements for a range of purposes, including: (i) to provide liquidity for investment funding requests from underlying investments; (ii) to satisfy tender requests; (iii) to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments; (iv) to otherwise satisfy Fund obligations; or (v) for investment purposes. The Fund cannot assure Shareholders that the Fund will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require the Fund to pledge assets and/or commitments (and the ability to enforce the payment thereof) and may ask the Fund to comply with positive or negative covenants that could have an effect on the Fund’s operations. In addition, from time to time, the Fund’s losses on leveraged investments may result in the liquidation of other investments held by the Fund.

Valuation Matters; Determination of Net Asset Value

Under the 1940 Act, the Fund will be required to carry its investments at market value or, if no market value is ascertainable, at fair value in accordance with requirements under the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser to serve as the “valuation designee” and perform fair value determinations relating to all of the Fund’s investments on behalf of the Board, in accordance with the Adviser’s valuation policy and procedures. The Fund may use the fair value of a security as determined by the valuation designee in accordance with procedures approved by the Board if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Fund values its assets would materially affect NAV. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

The Fund will calculate the NAV of each class of Shares as of: (i) the close of business on the last calendar day of each month and in connection with the Fund’s offer to purchase Shares; (ii) on each date that Shares are to be repurchased; (iii) as of the date of any distribution; and (iv) at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of Class S, Class D and Class I Shares will be calculated separately based on the fees and expenses applicable to each class.

Reports to Shareholders

The Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments. The Fund will furnish to Shareholders as soon as practicable after the end of each taxable year information on Form 1099-DIV or Form 1042-S, as applicable, to assist Shareholders in preparing their tax returns.

ERISA

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), and persons who are fiduciaries with respect to an “individual retirement account”, Keogh Plan, or another arrangement or entity which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”), may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of any Benefit Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules.

Taxes; RIC Status

As a RIC, the Fund generally will not be subject to U.S. federal corporate income tax on the income it distributes as deductible dividends, provided that it distributes substantially all of its net investment company taxable income and meets certain qualifying income and diversification requirements each year. It is anticipated that the Fund will principally recognize long-term capital gains and dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income law that are applicable to individuals for long-term capital gains.

The Fund will provide tax reporting to Shareholders on Form 1099-DIV or Form 1042-S, as applicable.

Exculpation and Indemnification	The Fund owes certain indemnification obligations to each of its Trustees and executive officers. See “Risk Factors – Indemnification Obligations and Limited Liability of Trustees and Adviser” and “Certain Provisions in the Declaration of Trust – Limitation of Liability; Indemnification.”

Allocation of Investment Opportunities

It is Dawson’s policy that all investment opportunities will, to the extent practicable, be allocated among the Fund and other funds and accounts managed and/or controlled by the Adviser and its affiliates, including, in some cases, proprietary accounts of Dawson (“Other Vehicles”), in accordance with Dawson’s allocation policy. Subject to the foregoing and Dawson’s allocation policy, allocations will also be subject to legal, tax, regulatory, accounting and other similar considerations.

Furthermore, as a registered investment company, the Fund will be prohibited under certain provisions of the 1940 Act from conducting certain transactions alongside its affiliates without the prior approval of the SEC. As the Fund generally expects to invest alongside Other Vehicles, the Fund has applied for the Co-Investment Exemptive Order from the SEC to permit the Fund to co-invest alongside Other Vehicles in a manner consistent with its investment objective, policies and restrictions as well as applicable regulatory requirements. There is no assurance the Co-Investment Exemptive Order will be granted by the SEC.

Custodian, Transfer Agent and Administrator	The Fund has retained UMB Bank, N.A. to serve as the Fund’s custodian, UMB Fund Services, Inc. to serve as the Fund’s transfer agent and [●] to serve as the Fund’s administrator.
Auditor	Deloitte & Touche LLP

Legal Counsel to the Fund and the Adviser	Kirkland & Ellis LLP
Fiscal and Taxable Year	The Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s taxable year will be the 12-month period ending September 30.
Term

The Fund’s term is perpetual unless the Fund is otherwise terminated under the Declaration of Trust. The term “perpetual” is used to describe an investment vehicle of indefinite duration. In the event of the Fund’s liquidation, dissolution or winding up, each Share would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after it has paid or otherwise provided for all debts and other liabilities and subject to any preferential rights of holders of the Fund’s preferred stock, if any preferred stock is outstanding at such time.

Risk Factors	The investment program of the Fund is speculative and entails substantial risks. There can be no assurance that the investment objective of the Fund will be achieved and that investors will not incur substantial losses. The Fund intends to invest significantly in Underlying Funds, which are generally expected to be private funds that are investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act. While the benefits of investing in private funds may be considerable, private funds are not for everyone. Private fund investments involve significant risks, including a total loss of capital. The risks associated with private funds arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). In addition, unlike the Fund, which is regulated under the 1940 Act, Underlying Funds in which the Fund will invest are generally expected to be private funds that are not limited by the 1940 Act in how they invest their assets, including limits on leverage and transactions with affiliates. As a result, investing in Underlying Funds may subject the Fund to heightened conflicts of interest risk and leverage risk than if the Fund made investments directly. Further, the Fund may have limited information about the private funds in which it is investing, including with respect to the underlying private funds’ holdings, liquidity, and valuation. See “Risks - Risk Factors Relating to Private Asset Investing.”

SUMMARY OF FEES AND EXPENSES

The fee table below is intended to assist Shareholders in understanding the various costs and expenses that the Fund expects to incur, and that Shareholders can expect to bear, by investing in the Fund. The amount presented in the table estimates the amounts the Fund expects to pay during the first 12 months, assuming the Fund raises $498 million of proceeds during that time.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class S Shares	Class D Shares	Class I Shares
Maximum Sales Load (as a percentage of purchase amount)(1)	3.50%	2.00%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%

Estimated Annual Operating Expenses (as a percentage of net assets attributable to common Shares)	Class S Shares	Class D Shares	Class I Shares
Management Fee(3)	1.50%	1.50%	1.50%
Incentive Fee(4)	1.87%	1.87%	1.87%
Other Expenses(5)	0.94%	0.94%	0.94%
Distribution and Servicing Fee	0.85%	0.25%	None
Acquired Fund Fees and Expenses(6)	0.76%	0.76%	0.76%
Interest Payments on Borrowed Funds(7)	0.25%	0.25%	0.25%
Total Annual Expenses	6.17%	5.57%	5.32%
Fee Waiver and/or Expense Reimbursement(8)	(1.19%)	(1.19%)	(1.19%)
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	4.98%	4.38%	4.13%

(1)	Investors purchasing Class S and Class D Shares may be subject to a sales load of up to 3.50% and 2.00%, respectively, of an investor’s investment amount. The Fund does not impose an initial sales charge on Class I Shares.

(2)	A 2.00% Early Repurchase Fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund. The Early Repurchase Fee will be retained by the Fund for the benefit of the remaining Shareholders.

(3)	The Fund pays the Adviser (or its designee) a Management Fee payable monthly in arrears at the annual rate of 1.50% based on the Fund’s NAV calculated as of the last calendar day of each month. For purposes of determining the Management Fee payable to the Adviser (or its designee) (i) the Fund’s net assets means its total assets less liabilities determined on a consolidated basis in accordance with GAAP; and (ii) the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee, if any, payable to the Adviser (or its designee), or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Management Fee for any partial period will be appropriately prorated based on the actual number of days elapsed relative to the total number of days in such calendar month.

(4)	At the end of each calendar quarter, the Adviser (or its designee) is entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. The Incentive Fee will be accrued monthly and paid quarterly. For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP). For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period is not included for purposes of the “net profits” calculations. Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of the Fund’s operations. See “Investment Management Agreement – Incentive Fee”.

(5)	Other Expenses include, but are not limited to, third-party administration, accounting, custody, transfer agency, legal and auditing fees and expenses of the Fund, and initial organizational and offering costs and expenses.

(6)	The Acquired Fund Fees and Expenses include the fees and expenses of the Underlying Funds in which the Fund intends to invest. Some or all of the Underlying Funds in which the Fund intends to invest generally charge asset-based management fees. The managers of the Underlying Funds may also receive performance-based compensation if the Underlying Funds achieve certain profit levels, generally in the form of “carried interest” allocations of profits from the Underlying Funds, which effectively will reduce the investment returns of the Underlying Funds. The Underlying Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.50% and generally charge between 10% and 30% of net profits as a carried interest allocation, subject to a clawback, although the amount of such fees and carried interest may vary over market cycles. The Acquired Fund Fees and Expenses reflects operating expenses of the Underlying Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Underlying Funds) and does not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind. As such, fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

(7)	Interest Payments on Borrowed Funds are estimated for the Fund’s current fiscal year, and include estimated interest payments the Fund expects to incur in connection with a credit facility that the Fund expects to enter into following the commencement of operations of the Fund.

(8)	Pursuant to the Expense Limitation Agreement, the (i) Adviser (or its designee) will agree to waive fees that it would otherwise be paid and/or (ii) Adviser, or an affiliate thereof, will agree to assume expenses of the Fund if required to ensure the annual operating expenses of the Fund, excluding the Excluded Expenses, do not exceed 0.75% per annum of the average monthly net assets of each class of Shares in the relevant period. With respect to each class of Shares, the Fund agrees to repay to the (i) Adviser (or its designee) any fees waived under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses assumed in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser (or its designee) or its affiliate, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser (or its designee) or its affiliate incurred the expense. The Expense Limitation Agreement will have an initial term of one year from the commencement of the Fund’s operations, and the Adviser may determine to extend the term for a period of one year on an annual basis, subject to the approval by the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may not be terminated by the Adviser during the initial term; rather, only the Board may terminate the Expense Limitation Agreement during the initial term. Additionally, the Adviser has agreed, pursuant to the Management Fee Waiver, to waive such portion of the Management Fee that would be otherwise payable for the 12-month period following the date of the commencement of the Fund’s operations, such that the Management Fee for each Class of Shares does not exceed, for such 12-month period, 0.50% of the Fund’s NAV. Amounts waived pursuant to the Management Fee Waiver are not subject to recoupment.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. Because there are no costs to you associated with repurchases of your Shares if held through the end of the period indicated, your costs would be the same whether you hold your Shares or tender your Shares for repurchase at the end of the time periods indicated. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation Agreement for only the one-year example and the first year of the three-, five- and ten-year examples, and the Annual Expenses have been reduced after the first year of the three-, five- and ten-year examples to reflect the completion of organization expense amortization). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

The examples illustrate the expenses, including a sales load, as applicable, that you would pay on a $1,000 investment in each class of Shares, assuming a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Class S	$85	$188	$295	$615
Class D	$64	$154	$246	$525
Class I	$41	$127	$213	$473

The examples illustrate the expenses, including a sales load, as applicable, that you would pay on a $50,000 investment in each class of Shares, assuming a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Class S	$4,237	$9,420	$14,725	$30,753
Class D	$3,187	$7,724	$12,318	$26,230
Class I	$2,062	$6,330	$10,627	$23,658

The examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.0% return assumed in the examples. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of any Incentive Fee, if applicable.

THE FUND

The Fund is a newly-organized Delaware statutory trust formed on November 26, 2025 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund’s principal office is located at 10 Bryant Park, 452 Fifth Ave. Suite 23011, New York, New York 10018.

Investment management services are provided to the Fund by the Adviser pursuant to the Investment Management Agreement entered into between the Fund and the Adviser. The Board is responsible for monitoring and overseeing the investment program of the Fund. See “Management of the Fund.”

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales loads and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds, consistent with market conditions and the availability of suitable investments and capital inflows into the Fund. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering to certain investments due to the nature of those investments. It is anticipated that proceeds from the sale of Shares will be invested in or committed to appropriate investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months. Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private investment transactions (which may be considerable), (ii) because certain Underlying Funds selected by the Adviser may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the managers of the Underlying Funds to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in Liquid Assets. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT PROGRAM

Investment Objective

The Fund’s investment objective is to seek to generate significant returns, principally through long-term capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a broad portfolio of Private Assets.

Under normal circumstances, the Fund will invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus borrowings for investment purposes) in Private Assets. Private Assets are defined as Secondary Investments, Co-Investments, Primary Investments and securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the 1933 Act, including Rule 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements and similar private investments, and securities or other instruments for which no secondary market is readily available. For liquidity management or in connection with implementation of changes in asset allocation or when identifying private investments for the Fund during periods of large cash inflows or otherwise for temporary defensive purposes, the Fund may hold more than 20% of its net assets in investments that are not private investments or in cash or cash equivalents. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest in Underlying Funds that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of its 80% policy. The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets is non-fundamental and may be changed by the Fund’s Board, upon 60 days’ prior written notice to Shareholders. The Fund’s 80% policy is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result of the change in the value of the Fund’s investments or due to the issuance or repurchase of Shares, will not require the Fund to dispose of an investment.

The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Board without the approval of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the Fund’s outstanding voting securities.

Investment Strategy

The Fund’s investment portfolio is intended to be underpinned by asset diversification across Underlying Funds, managers of Underlying Funds, vintages (i.e., the year in which an Underlying Fund begins or finishes investing), strategies, geographies, asset subclasses and/or sectors. The Adviser believes that a portfolio that is underpinned by asset diversification across Underlying Funds, different global geographies, managers, vintage year exposures, asset subclasses and/or sectors may generate superior returns with lower volatility, and therefore, lower risk, than strategies that focus on a single asset subclass. The Adviser will manage the Fund’s asset allocation and pacing by seeking to maintain a high level of investment while prudently managing liquidity, including through the use of borrowings permitted under the 1940 Act (as further discussed below) and through the sale of assets, liquid investments, and portfolio income, as appropriate.

The Adviser’s sourcing strategy is expected to leverage Dawson’s established relationships with private equity sponsors, limited partners (“LPs”), and intermediaries globally. Through its differentiated origination network, the Adviser will seek to identify secondary opportunities that may not be broadly marketed and where Dawson’s experience in executing such transactions at scale and in accordance with counterparty needs serves as a differentiator. The Adviser’s investment approach will emphasize asset-level diversification, disciplined pricing, and active portfolio management while maintaining the potential for upside through the opportunistic realization of underlying assets. The Adviser expects that the intended flexibility, customizability and innovation of its investment platform will allow the Fund to remain nimble in responding to both market factors and portfolio construction needs.

The Fund may gain access to Private Assets through a number of different approaches, including Secondary Investments, Co-Investments and Primary Investments:

•	Secondary Investments: The Fund expects to access Private Assets through Secondary Investments, which include secondary purchases of interests in Underlying Funds (e.g., commingled investment vehicles that generally acquire portfolios of private equity and other private assets within a defined strategy) managed by Underlying Fund Managers that are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act, including fund-of-funds, and secondary market purchases of interests in private companies and other private assets, including through portfolio sales and through multi-asset continuation vehicles (those continuation vehicles that hold multiple assets) and co-investment portfolio acquisitions in each case managed by Underlying Fund Managers.

Over the past 15 years, annual secondaries transaction volume has grown significantly. This growth has come as many investors have recognized the potential advantages of accessing the secondary market as a portfolio management tool, providing both liquidity and flexibility. The Adviser expects this growth in the secondary market for private equity interests to continue. In addition, the Adviser also expects the maturation of new asset classes such as private credit, real estate and infrastructure to present additional opportunities for secondary market growth, as these asset classes, still in their growth phases, have the potential to emulate the success of private equity. As these markets mature, the Adviser expects to see yet more growth in secondaries as each of these new pools of capital will have their own liquidity requirements. The Adviser expects to leverage the deep, multi-disciplinary experience across Dawson’s team to execute on its investment strategy and to take advantage of such opportunities in Secondary Investments.

•	Co-Investments: The Fund also expects to access Private Assets through Co-Investments, which include co-investments alongside Underlying Funds or in single asset continuation vehicles (those continuation vehicles that hold a single asset), in each case through vehicles managed by Underlying Fund Managers which are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act.

•	Primary Investments: The Fund also expects to access Private Assets through Primary Investments, which include primary investments in Underlying Funds. Such investments are expected to include investing in newly established Underlying Funds where the underlying portfolio companies are not known (or fully known) as of the time of investment. Primary Investments may be characterized by a gradual deployment of capital in such investments over time.

Liquid Assets

The Fund will also invest a portion of its assets in Liquid Assets including: cash and cash equivalents; short-term, high-quality, liquid debt securities and other credit instruments; and other investment companies, including money market funds and exchange traded funds. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the Fund may hold a substantially higher amount of its assets in Liquid Assets.

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in Liquid Assets to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser.

Geographies

The Fund expects that its Portfolio Investments will be diversified across geographies, including in developed and emerging markets. As a result, the Fund may have exposure to portfolio companies organized, headquartered and/or having substantial sales or operations outside the U.S. As such, the Fund’s portfolio is anticipated to include investments that involve non-U.S. currencies.

Subsidiaries

The Fund may make investments through one or more wholly-owned Subsidiaries. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner, for the purpose of facilitating its use of permitted borrowings, to facilitate satisfaction of the 90% Gross Income Test (as defined below in “Material U.S. Federal Income Tax Considerations – Election and Qualification to be Taxed as a Regulated Investment Company”), or for other reasons as reasonably determined by the Adviser. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.

If the Fund’s Subsidiaries make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. Because the Fund’s Subsidiaries will be wholly owned, they will have the same investment strategies as the Fund. In addition, the Subsidiaries will be consolidated subsidiaries of the Fund and the Fund will comply with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries.

Leverage and Credit Facilities

The Fund (including through its Subsidiaries) intends to utilize leverage in connection with its investment activities. Specifically, the Fund (including through its Subsidiaries) may establish one or more credit facilities and enter into other financing arrangements for a range of purposes, including: (i) to provide liquidity for investment funding requests from underlying investments; (ii) to satisfy tender requests; (iii) to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments; (iv) to otherwise satisfy Fund obligations; or (v) for investment purposes. As a management investment company registered under the 1940 Act, the Fund will be limited in its ability to utilize leverage and may use leverage only to the extent permitted under the 1940 Act.

Hedging

The Fund may seek to protect the economic value of its investments through currency hedging, interest rate hedging, security hedging, or other hedging strategies, and consistent with the limitation associated with the Fund’s 80% investment policy, there is generally no restriction on the Fund’s ability to engage in derivative transactions, including swaps, short sales, futures or forward contracts or options for such purpose.

The Fund currently intends to operate as a “limited derivatives user” under Rule 18f-4 under the 1940 Act. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” will be limited to 10% of its NAV subject to exclusions for certain currency and interest rate hedging transactions (as calculated in accordance with Rule 18f-4).

The Adviser’s Investment Process

The Adviser will use a consistent, disciplined and collaborative investment approach when constructing the Fund’s portfolio. Each potential deal will be subject to rigorous diligence, with transactions being continuously discussed by the asset and portfolio management teams throughout their evolution. Once completed, the Adviser will actively monitor each investment throughout its life. The Adviser believes that this approach helps to appropriately calibrate the risk and potential return of each Portfolio Investment.

Investment Selection and Criteria

The Adviser intends to be highly selective when reviewing its pipeline of potential transactions. The process will begin with formulating quarterly investment themes which seek to prioritize the origination of Portfolio Investments based on desired exposures for the Fund (“Quarterly Investment Themes”). While Quarterly Investment Themes and portfolio construction considerations will act as a guide for the team to prioritize deals, the Adviser will also consider market conditions and other factors in the Adviser’s discretion. By considering both market and portfolio factors, the Adviser will seek to move nimbly with conviction when opportunities arise. The Adviser’s approach to portfolio construction will also be underpinned by proactive origination and proactive pricing:

•	Proactive Origination: The Adviser will focus its origination efforts based on the Quarterly Investment Themes, portfolio construction considerations and market conditions. This will allow the Fund to be selective in the transactions it chooses to pursue. With target transactions in mind, the Adviser intends to drive deal flow primarily through proactive origination, a rigorous outbound sourcing effort and relationships with intermediaries and third-party sponsors. The Adviser will leverage Dawson’s deep relationships which the Adviser expects will lead to a robust pipeline of potential opportunities (“Proactive Origination”). The Adviser believes its disciplined process will allow it to be highly selective on transactions it chooses to pursue and to move with conviction when opportunities arise.

•	Proactive Pricing: Dawson has assembled an extensive and proprietary database of sponsor, fund and asset-level information (the “Proactive Pricing Database”), which the Adviser intends to leverage and believes will offer a competitive advantage in the proactive sourcing and identification of future opportunities. On a quarterly basis, the Adviser leverages the Proactive Pricing Database to help proactively determine the appropriate pricing of select funds (“Proactive Pricing”) typically including, but not limited to: (i) funds to which the Fund is materially exposed; and (ii) funds that are actively traded in the market. The Adviser believes that Dawson’s wealth of information and Proactive Pricing will enable its team to: (i) proactively pursue certain opportunities; (ii) react quickly and nimbly to transactions in the market; (iii) build institutional knowledge on key global sponsor and counterparty relationships; and (iv) support the ongoing portfolio construction and monitoring initiatives that seek to enhance returns for investors. Through the combination of a top-down view detailed within the Quarterly Investment Themes, a bottom-up analysis and knowledge of underlying portfolios through Proactive Pricing, the Adviser believes it will be able to create a diversified portfolio of attractive assets while achieving portfolio construction targets.

Once transactions are selected, the Adviser will leverage its internal modeling capabilities to inform portfolio curation. The process will begin with a model portfolio which serves as a roadmap to guide deployment. As the Fund is invested, the Adviser will reference Quarterly Investment Themes which provide an important feedback loop to help ensure that sourcing efforts align to portfolio needs and allows the team to be nimble as markets shift, while remaining grounded in portfolio objectives.

The Adviser will seek to construct a well-balanced cash flow profile for the Fund, focusing on diversification across several factors such as assets, managers, sectors, geographies and/or vintages (i.e., the year in which an Underlying Fund begins or finishes investing). This curated portfolio will provide the Fund with the flexibility to access multiple types of Portfolio Investments and the ability to deploy across various market conditions. The Portfolio Investments curated by the Adviser may be comprised of transactions that include: (i) certain Secondary Investments which have the potential to provide regular distributions and near-term cash flows; (ii) certain Co-Investments, including alongside Underlying Funds or in single asset continuation vehicles (those continuation vehicles that hold a single asset), in each case managed by Underlying Fund Managers which are generally expected to be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the 1940 Act, which provide multiple upside potential; and (iii) select Primary Investments which have the potential to provide downside protection through vintage year diversification.

The Adviser’s portfolio management team will dedicate meaningful time to Fund portfolio construction in an effort to ensure that the assets selected by the team have attractive risk adjusted target returns, diversified underlying collateral and expected resilience to a variety of market conditions. As the Portfolio Investments are expected to be illiquid and subject to valuation risk, the Adviser will seek to mitigate these risks through rigorous due diligence, conservative underwriting, and active management of exposure over time.

Investment Process

As transactions are sourced by the Adviser’s team, they will undergo a comprehensive investment process which includes in-depth due diligence with a rigorous Investment Committee process prior to receiving final approval, as detailed below:

1.	Initial Screening / Preliminary Investment Committee Screening. In the initial screening process, the Adviser will assess transaction dynamics, analyze underlying portfolio metrics and create preliminary cash flow models. Where possible, the Adviser utilizes Dawson’s proprietary Proactive Pricing database and the Adviser’s dynamic pricing platform to quickly identify conviction and pricing levels of companies’ assets that it proactively prices. To document the opportunity, the Adviser’s asset management team will typically prepare a screening memo outlining the transaction, merits and risks and underlying portfolio statistics. The screening memo will then be discussed at Dawson’s Investment Committee’s weekly pipeline meeting. The screening process will enable the Adviser to quickly identify transactions worth pursuing. For Secondary Investments, Co-Investments and Primary Investments, once screened, the Adviser will typically prepare a more comprehensive memo that is presented at a preliminary Investment Committee meeting. For Secondary Investments, it also provides a framework for establishing the non-binding preliminary terms with which to initiate negotiations with the counterparty.

2.	Comprehensive Due Diligence & Documentation. The Adviser will complete comprehensive due diligence on each potential transaction with an underwriting methodology driven by the level of concentration in the portfolio. The Adviser may at times utilize a single asset approach, leveraging its team’s prior experience in pricing portfolios of Private Assets. The Adviser will, at times, supplement this approach with portfolio-level metrics to benchmark and project future cash flows, leveraging its team’s prior experience in secondary transactions. In all cases, the Adviser completes a fulsome review of the general partners (“GPs”) stewarding the underlying interests, including but not limited to accessing team dynamics, track record and alignment considerations.

The Adviser will conduct comprehensive single asset underwriting on the value-driving companies in the portfolio, focusing on five fundamental principles: leverage levels, valuation multiples, operating momentum/financial performance, expected liquidity timing, and alignment with GPs. The Adviser will, in most instances, develop detailed operating models for each of the underlying value-driving assets in the portfolio to sensitize growth, profitability and cash flow assumptions, test liquidity timing and sensitize exit valuations. Exit and current valuation multiples will be tested and benchmarked against publicly traded comparable companies and precedent merger and acquisition transactions, as selected and prepared by the Adviser.

In some instances, the Adviser may leverage historical fund performance data to create a customized reference portfolio. This reference portfolio will then be used to benchmark performance and extrapolate expected future cash flows of the highly diversified portfolio.

3.	Investment Committee Approval. Dawson’s Investment Committee is comprised of certain members of Dawson’s Leadership Team and it reviews and approves all prospective investment opportunities. If the Investment Committee approves a prospective investment opportunity, such opportunity will be available to the Fund (and the other participating Dawson vehicles), at which point the Portfolio Manager (as defined below) will decide whether or not the prospective investment opportunity is appropriate for the Fund. The Investment Committee will typically meet on a weekly basis as well as on an ad hoc basis. The approval of the Investment Committee will be required prior to a potential investment opportunity being available to the Portfolio Manager and the Investment Committee will evaluate the merits of each individual investment opportunity.

4.	Post-Closing Monitoring. The Adviser will actively monitor each investment throughout its hold period, enabling it to identify potential return enhancing opportunities for the Fund through active portfolio management. The Adviser believes that irrespective of economic cycles, active portfolio management has the potential to be a value creation toolset to generate consistent cash flows to investors, protect returns and de-risk the portfolio through distributions.

The portfolio management team will seek to actively monitor the performance of existing investments relative to the Adviser’s underwriting projections prepared at the time each relevant investment was made based on data then available and will generate portfolio-level and Fund-level reports that include key metrics on a quarterly, weekly and daily basis. Portfolio monitoring will be empowered by Dawson’s data and technology platform, which will provide the Adviser with access to information in a synthesized, digestible format in real time. This will enable the Adviser to potentially identify and execute upon liquidity transactions and cash flow management techniques that may benefit the return profile of the Fund.

On an ongoing basis, the Adviser will review investment composition, portfolio construction and underlying exposures to inform cash management and liquidity decisions.

DAWSON OVERVIEW

The Adviser, an affiliate of Dawson, was formed in 2023 and registered as an investment adviser under the Advisers Act in 2025. Dawson was founded in 2015 and has established itself as a leading global investment firm focused on providing private market liquidity solutions. The team consists of over 250 professionals, headquartered in Toronto, Canada, with offices in London, United Kingdom, New York, United States and Hong Kong. Dawson has over $27 billion in assets under management as of March 31, 2026.

Dawson provides a flexible array of investment opportunities for both LP and GP counterparties. Dawson believes that its innovative investment strategy has resulted in a wide deal funnel, in the face of which Dawson has remained highly disciplined and selective. Since inception, Dawson has sourced over $1 trillion in opportunities and deployed over $33 billion across its funds and has sought to provide its investors with consistent liquidity across economic cycles, distributing over $11 billion across its funds since inception.1

Dawson believes it is differentiated in the market as a technology-enabled asset manager, empowering it to operate at scale and speed. Since its inception, Dawson has leaned into technology, understanding that a strong technology foundation was key to its ability to scale and develop innovative solutions in response to market need. Dawson has invested heavily in its proprietary data and technology platform, while assembling a team of data engineers, software developers and artificial intelligence/machine learning experts, who support the continuous innovation Dawson seeks to deliver. Dawson will continue to leverage its existing tech platform with the objective of effectively harnessing data, gleaning insights and underwriting transaction opportunities.

[1]	As of March 31, 2026.

Dawson’s Differentiators

1.	Experienced and Specialized Team

Dawson believes the deep, multi-disciplinary experience across its team provides complementary and differentiated capabilities to execute on its investment strategy. The Dawson team consists of over 250 professionals with diverse backgrounds who are specialized across Dawson’s six pillars – Strategic Management, Capital Management, Asset Management, Portfolio Management, Firm Management, and Operations Management.

Dawson is led by Yann Robard and his fellow Leadership Team members, which include Derek Miners, Josh Booth, Michael Gubbels, Giorgio Riva, Rob Gavin, Julian Mirsky, Matthew Kuchinsky, Jenn McGoey, Chris Englert, and Marilia Bothamley (the “Leadership Team”). The Leadership Team has extensive experience in investing, managing and administering alternative investments. Together, they form a cohesive team with complementary experience transacting in the secondary market and in direct private equity investments.

Dawson’s asset management and active portfolio management teams consist of [39] and [36] professionals, respectively, with deep industry experience across the private asset market including GP-led and LP-led transactions, structured solutions, co-investments, and direct private asset strategies.

2.	Relationship-Driven Proactive Origination

Dawson has deep relationships that it expects will lead to a robust pipeline of opportunities. The Adviser expects to drive deal flow primarily through leveraging Dawson’s proactive origination and rigorous outbound sourcing effort focused on curating a highly diversified portfolio of Private Assets. Dawson’s origination strategy is supported by a deep sourcing network through agent relationships, GP relationships, and a global network of over 200 LPs all of which support Dawson’s sourcing efforts. To strengthen this, Dawson has built a dedicated GP coverage team which is focused on cultivating long-term relationships with GPs, which has contributed to Dawson currently having over 150 GP relationships.

3.	Global Leader in the Secondary Market

Dawson has established itself as a global leader in the Private Asset secondary market, as exhibited by Dawson’s global ranking as one of the largest secondaries firms. Dawson believes this ranking is attributable to Dawson’s ability to execute at scale, which has been facilitated through (i) the development of purpose-fit proprietary data and technology platforms to enhance operational efficiency, (ii) building a global presence to ensure connectivity with investors, managers and agents, and (iii) Dawson’s continued investments in its team, including the thoughtful growth in the number of professionals across all pillars of Dawson. Dawson also believes its scale has enabled it to move with speed, provide counterparties with execution certainty, and, in turn, secure favourable transaction terms. Dawson believes it has positioned itself as one of few players in the secondary market capable of executing at scale across various transaction types.

4.	Sophisticated Underwriting Supported by Data & Technology

Since its inception, Dawson has built a proprietary data and technology platform with embedded applications for various use cases, which enhances the speed and sophistication of Dawson’s investment processes. From origination through to investment realization, Dawson is empowered by data to help inform investment decisions and post-deal value creation efforts.

Dawson has assembled an extensive and proprietary database of sponsor, fund and asset-level information, which Dawson believes offers a competitive advantage in the proactive sourcing, and identification, of future opportunities. On a quarterly basis, Dawson engages in Proactive Pricing which is supplemented by Dawson’s in-house dynamic pricing, with both tools being leveraged to originate quality deal flow, react quickly and nimbly to transactions and enhance Dawson’s ability to quickly perform portfolio pricing, exposure, and performance analyses to extract meaningful insights.

LEVERAGE

The Fund (including through Subsidiaries) may use leverage to seek to achieve its investment objective or for liquidity (e.g., to finance the repurchase of Shares and/or to finance Fund investments) to the extent permitted under the 1940 Act. The Fund’s use of leverage may increase or decrease from time to time in its discretion, and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund is not permitted to issue “senior securities” (as such term is defined in Section 18(g) of the 1940 Act), which generally consist of borrowings under credit facilities or preferred shares issued by the Fund, if, immediately after such issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than (i) 300% with respect to indebtedness or (ii) 200% with respect to preferred stock. This means that, at the time a “senior security” is issued, the ratio of the value of the Fund’s total assets, less all liabilities and indebtedness not represented by “senior securities,” as compared to the aggregate amount of the Fund’s “senior securities” equals at least 300% or 200%, as the case may be, immediately after such issuance. In addition, while any senior securities remain outstanding, the Fund generally must make provisions to prohibit any distribution to the Fund’s Shareholders or the repurchase of such securities or Shares unless the Fund meets the applicable asset coverage ratio at the time of the distribution or repurchase. Accordingly, if the Fund’s asset coverage ratio falls below such thresholds, the Fund’s ability to make distributions to Shareholders may be significantly restricted or the Fund may not be able to make any such distributions at all.

The Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns but also creates risks for the holders of Shares.

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Credit Facility

The Fund (including through its Subsidiaries) may establish one or more credit facilities and enter into other financing arrangements for a range of purposes, including: (i) to provide liquidity for investment funding requests from underlying investments; (ii) to satisfy tender requests; (iii) to manage timing issues in connection with the inflows of additional capital and the acquisition of Fund investments; (iv) to otherwise satisfy Fund obligations; or (v) for investment purposes. The Fund cannot assure Shareholders that the Fund will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require the Fund to pledge assets and/or commitments (and the ability to enforce the payment thereof) and may ask the Fund to comply with positive or negative covenants that could have an effect on the Fund’s operations. In addition, from time to time, the Fund’s losses on leveraged investments may result in the liquidation of other investments held by the Fund.

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS DESCRIBE POTENTIAL MATERIAL RISKS THAT SHOULD BE CAREFULLY EVALUATED BEFORE MAKING AN INVESTMENT IN THE FUND. ADDITIONAL RISKS AND UNCERTAINTIES NOT CURRENTLY KNOWN TO THE FUND OR THAT THE FUND CURRENTLY DEEMS TO BE IMMATERIAL ALSO MAY MATERIALLY ADVERSELY AFFECT THE FUND’S BUSINESS, FINANCIAL CONDITION AND/OR OPERATING RESULTS. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISORS PRIOR TO INVESTING IN THE FUND.

Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Potential investors with questions as to the suitability of an investment in the Fund should consult their professional advisors to assist them in making their own legal, tax, accounting and financial evaluation of the merits and risks of investment in the Fund in light of their own circumstances and financial condition.

The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

General Risks of Investing in the Fund

General Investment Risks. There can be no assurance that the Portfolio Investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. The Fund has no historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. Past performance of other funds and accounts managed or advised by Dawson, the Adviser or their affiliates is of limited relevance as an indicator of future performance of the Fund.

No Prior Experience of the Adviser Managing a Registered Closed-End Investment Company. Although Dawson, the Adviser, their affiliates and their respective investment professionals are experienced in managing portfolios of assets in which the Fund expects to invest, they have no prior experience managing a portfolio that takes the form of a registered closed-end investment company, and the investment philosophy and techniques used by the Adviser to manage a registered closed-end investment company may differ from those previously employed by Dawson, the Adviser, their affiliates, and their respective investment professionals/teams in identifying, managing and structuring past investments. Accordingly, there can be no assurance that the Adviser will replicate the historical performance of other clients or other entities or funds that Dawson, the Adviser’s or their respective investment professionals advised in the past, and investment returns for the Fund could be substantially lower than the returns achieved by Dawson’s, the Adviser’s or their respective affiliate’s other clients, entities or funds. Further, the Adviser may not be able to successfully operate the Fund’s business or achieve the Fund’s investment objective. As a result, an investment in the Fund’s Shares may entail more risk than the shares of a comparable company with a substantial operating history.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because Portfolio Investments are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of Portfolio Investments representing various strategies, geographic regions, asset classes (and subasset classes) and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Dependence on Dawson, the Adviser and Key Personnel. Investors will be dependent on Dawson, the Adviser or their affiliates for the management of the Fund as well as for high-quality deal flow. Subject to the oversight of the Board, the Adviser will be responsible for the Fund’s activities, and investors will have no right to participate in the management of the entities in which the Fund invests. Investors will be relying on the ability of the Adviser to select the Portfolio Investments to be made using the capital available to the Fund and to negotiate the appropriate contractual terms for each Portfolio Investment. The success of the Fund will depend in large part upon the skill and expertise of the Dawson professionals in identifying suitable Portfolio Investments and negotiating and arranging the closing of appropriate transactions. Investment professionals and employees of Dawson, the Adviser or their affiliates will devote a portion of their time to properly carry out the Fund’s strategy. Other investment activities and managed entities of Dawson and its affiliates are likely to require such investment professionals and employees to devote substantial amounts of their time to matters unrelated to the Fund, which poses conflicts of interest in the allocation of the time of such individuals. The loss of one or more of these individuals could have a significant adverse impact on the business of the Fund. In addition, there can be no assurance that Dawson, the Adviser or their affiliates will be able to maintain their professional networks, including their relationships with underlying sponsors of investment opportunities.

Dawson, the Adviser and their affiliates have long-term relationships with a significant number of private markets sponsors, issuers and their respective senior management. Dawson also has relationships with numerous investors, including institutional investors and their senior management. The existence and development of these relationships may influence whether the Adviser undertakes a particular Portfolio Investment on behalf of the Fund and, if so, the form and level of such Portfolio Investment. Similarly, the Adviser may take the existence and development of such relationships into consideration in its management of the Fund and its Portfolio Investments. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the management or realization of particular Portfolio Investments that the Adviser will not employ, or actions the Adviser will not take, on behalf of the Fund in light of these relationships.

The Fund will compete for investments with third parties, including other financial managers, investment funds, pension funds, corporations, endowments and foundations, wealthy individuals and family offices, among many others. The Fund competes for limited capacity in such investments. There can be no assurance that the Adviser will be able to locate and complete attractive investments or that the investments which are ultimately made under the Fund will satisfy all of the Fund’s objectives.

Dynamic Investment Strategy. While the Adviser generally intends to seek attractive returns for the Fund primarily through making investments in line with the Fund’s investment strategy, as described herein, the Adviser is, subject to the limitations discussed herein, permitted to pursue additional investment strategies and/or modify or depart from its initial investment strategy, investment process and investment techniques as it determines appropriate.

Closed-End Fund Structure; Liquidity Limited to Discretionary Repurchases of Shares. The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid Portfolio Investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Portfolio Investments are illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

Repurchase of Shares Risk. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, in normal market circumstances, the Fund conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Portfolio Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. The Adviser currently expects to recommend to the Board that the Fund conducts its first repurchase offer no later than twelve months after the Fund commences investment operations (or such earlier or later date as the Board may determine).

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchase of Shares.”

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders.

Payment In-Kind For Repurchased Shares. The Fund generally expects to distribute to the holder of Shares that are repurchased cash in satisfaction of such repurchase. See “Repurchase of Shares.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from an Underlying Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to Shareholders. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Restrictions on Transfers. Transfers of Shares may be made only with the consent of the Fund, which may be withheld in the Fund’s sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Concentration Risk. To the extent that the Fund’s portfolio is concentrated in securities of issuers in a given sector, the Fund is at greater risk of adverse developments and price movements in such sectors than a fund that is more broadly diversified across a variety of sectors.

The Fund also may invest in Underlying Funds that concentrate their investments in specific industry sectors. This focus may constrain the liquidity and the number of portfolio companies available for investment by such Underlying Funds. In addition, the investments of such Underlying Funds will be disproportionately exposed to the risks associated with that sector.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Portfolio Investments do not have readily available market quotations. Accordingly, substantially all of the Fund’s Portfolio Investments are valued at fair value as determined in good faith by the Adviser, as valuation designee, in accordance with the Adviser’s valuation policies and procedures and subject to the oversight of the Board. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm, as a result, the valuation of Portfolio Investments and Underlying Funds may be based on imperfect information and is subject to inherent uncertainties. The fair market value of any Portfolio Investment will generally be based on the value of the Underlying Funds as most recently reported by the manager of the Underlying Fund (the “Underlying Fund Manager”) and otherwise determined subject to and in accordance with the terms of the Fund’s valuation policy. Also, different private equity sponsors use different valuation methods and determine such valuations at different times, and there can be no assurance that any of such valuations are accurate. In addition, these valuations will, from time to time, be provided by the Underlying Fund Manager to the Fund based on interim unaudited financial statements. Further, due to confidentiality considerations, certain potential and/or actual Portfolio Investments or Underlying Funds may not permit the Fund to fully disclose information regarding its investment strategies, risks, prior performance or other information. Certain potential and/or actual Underlying Funds will potentially provide limited or no information regarding their respective investment strategies or investments. Additionally, information received from the Underlying Fund Managers may not always be accurate or timely. This lack of access to, or the untimeliness or inaccuracy of, information provided by the Underlying Fund Managers may make it more difficult for the Adviser to select, allocate among and evaluate potential investments.

In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated, and may differ materially from the values that would have resulted if a liquid market for such investments had existed.

The value at which the Fund’s investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. In light of the fact that a substantial portion of the Fund’s assets consist of Private Assets for which no public market exists, there can be no guarantee that the Fund’s investments could ultimately be realized at the Fund’s valuation of such investments. In addition, the Fund’s compliance with the asset diversification tests under the Code depends on the fair market values of the Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Fund could affect its ability to comply with those tests or require it to pay penalty taxes to cure a violation thereof.

In valuing the investments in Underlying Funds, the Underlying Fund Manager will attempt to accrue for future tax liabilities. However, the Underlying Fund Managers typically do not provide any information about actual or potential future tax liabilities relating to the assets that they own. Accordingly, NAV may overestimate or underestimate the actual tax costs that will ultimately be incurred by the Fund and its investors.

The Fund’s NAV is a critical component in several operational matters, including computation of the Management Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund’s investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund. The Fund accepts purchases of Shares as of the first business day of each month. The number of Shares a Shareholder will receive will be based on the Fund’s most recent NAV, which will be calculated as of the close of business on the last calendar day of the month prior to the Subscription Date. For more information regarding the Fund’s subscription process, see “Purchasing Shares.”

The Adviser generally expects to receive information regarding the Portfolio Investments on which it will base the Fund’s NAV only as of each calendar quarter end and on a significant delay. The Adviser generally does not expect to receive updated information intra quarter for such investments. As a result, the Fund’s NAV will likely be based on information from the prior quarter and therefore may be stale. If the valuation information related to Portfolio Investments is stale, it may not be reflective of current market conditions which may ultimately have a negative impact on the Fund. In addition, the Fund may need to liquidate certain investments, including Portfolio Investments, in order to repurchase Shares in connection with a repurchase offer. A subsequent decrease in the valuation of the Fund’s investments after a repurchase offer could potentially disadvantage remaining Shareholders to the benefit of Shareholders whose Shares were accepted for repurchase. Alternatively, a subsequent increase in the valuation of the Fund’s investments could potentially disadvantage Shareholders whose Shares were accepted for repurchase to the benefit of remaining Shareholders. Similarly, a subsequent decrease in the valuation of the Fund’s investments after a subscription could potentially disadvantage subscribing investors to the benefit of pre-existing Shareholders, and a subsequent increase in the valuation of the Fund’s investments after a subscription could potentially disadvantage pre-existing Shareholders to the benefit of subscribing investors. For more information regarding the Fund’s calculation of its NAV, see “Net Asset Valuation.”

Borrowing. The Fund’s investment strategy may involve borrowing money, including for purposes of cash management needs and bridging the financing of Portfolio Investments pending the acceptance of funds from investor subscriptions. Borrowing will directly impact (positively or negatively) the returns of an investment in the Fund and increase the risks associated with an investment in the Fund. Elevated levels of borrowing relative to NAV for an extended period of time may increase the volatility of the Fund’s performance. The Fund cannot assure Shareholders that the use of leverage, if employed, will benefit the Shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for Shareholders, including:

•	the likelihood of greater volatility of NAV of the Shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to Shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Fund were not leveraged; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Fund’s investments will be borne entirely by Shareholders. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in NAV to Shareholders than if the Fund were not leveraged.

While the Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage may reduce the income and/or total returns to Shareholders relative to the circumstance where the Fund had not reduced any of its outstanding leverage.

In addition to the foregoing, the use of leverage treated as indebtedness of the Fund for U.S. federal income tax purposes may reduce the amount of Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate Shareholders.

Amount or Frequency of Distribution. The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with Subchapter M of the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

Risk Factors Relating to Private Asset Investing

General

Competition for Access to Private Asset Investment Opportunities. The activity of identifying, completing and realizing upon attractive Private Assets, whether Secondary Investments, Co-Investments or Primary Investments, is highly competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions, including the willingness of counterparties to engage with potential liquidity solutions providers in a new, evolving and dynamic market, as well as potential competitors for investment opportunities. The Fund will be competing for investments with many other private equity investors and institutional investors with similar investment objectives. Potential competitors include other investment partnerships and corporations, governments, individuals, financial institutions, family offices, strategic industry acquirers and other investors investing directly or through affiliates, as well as other unidentified market participants with innovative approaches, particularly because of the newness and variety of approaches available in this opportunity space. There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire. Moreover, as a registered investment company, the Fund will be required to make certain public disclosures and regulatory filings regarding its operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, Underlying Fund Managers and certain private companies may view such filings as contrary to their business interests and deny access to the Fund; but may permit other, non-registered funds or accounts, managed by the Adviser or its affiliates, to invest. As a result, the Fund may not be invested in certain Secondary Investments, Co-Investments or Primary Investments that are held by other unregistered funds or accounts managed by the Adviser or its affiliates, even though those investments would be consistent with the Fund’s investment objective.

Further, over the past several years, an increasing number of private equity funds have been formed, including private equity funds which may have as one of their objectives investing in other funds (and many such existing funds have grown substantially in size). In addition, certain institutional investors who have significant resources may also become significant participants in the secondary market. Additional funds with similar objectives may be formed in the future by other unrelated parties. It is likely that competition for appropriate investment opportunities will increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. The Fund may incur bid, due diligence or other costs with respect to transactions that are not consummated and investments that are not successful. As a result, the Fund may not recover all or any of such costs, which would adversely affect returns. Participation in auction transactions may increase the pressure on the Fund with respect to pricing of such potential transactions. Additionally, the Underlying Funds will be competing for investments with other investment vehicles, as well as individuals, financial institutions and other institutional investors. There can be no assurance that (i) the Fund will be able to identify, negotiate the appropriate contractual terms for, consummate and realize upon investments that satisfy the Fund’s rate of return objectives and desired diversification goals, (ii) the Fund will be able to invest fully its committed capital or (iii) the investments made by the Underlying Funds will result in rates of return to the Fund that are equal to or better than the average rate of return on direct investments or investments in other private equity investment funds.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser or its affiliates are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments with affiliates of the Fund. The Adviser, the Fund and other related entities intend to rely on the Co-Investment Exemptive Order to make Portfolio Investments alongside other funds and accounts managed by the Adviser and certain affiliates of the Adviser. The Co-Investment Exemptive Order contains certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. The Fund, the Adviser and other related entities have applied for, and expect to be granted, the Co-Investment Exemptive Order. The Co-Investment Exemptive Order will contain certain conditions that limit or restrict the Fund’s ability to participate in such investment opportunities. In such cases, the Fund may participate in an investment to a lesser extent or, under certain circumstances, may not participate in the investment. There can be no assurance that the Co-Investment Exemptive Order will be granted.

Business and Market. The Fund’s investment portfolio will include Primary Investments, which include primary investments in Underlying Funds, which will hold securities issued primarily by private companies or other private assets. Operating results for private companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Risks of Private Equity Strategies

Growth Equity and Venture Capital Strategies. Growth equity and venture capital strategies involve investments in emerging and new private companies that have limited, and sometimes no, operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public or private companies that may be at a later stage of development.

Companies financed by growth equity and venture capital may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, these companies may not have significant or any operating revenues, may have a lower capitalization and fewer resources (including cash) and be more vulnerable to failure, which could result in the loss of the entire investment. In addition, these companies may operate at a loss or with substantial variations in operating results from time to time, and many will need substantial additional capital to support additional research and development activities or expansion, to achieve or maintain a competitive position and/or to expand or develop management resources. The growth of these companies may require significant time and effort, resulting in a longer investment horizon than can be expected with lower risk investment alternatives.

The directors and officers of companies financed by growth equity and venture capital may lack any meaningful managerial experience, particularly of cash-flow management and budgeting. Additionally, such companies may face strong competition or need substantial additional capital to support or to achieve a competitive position. The availability of capital is often generally a function of capital market conditions that are beyond the Adviser’s or the Fund’s control or the control of the Underlying Funds, sponsors or portfolio companies. There can be no assurance that any portfolio company will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

Buyout Risks. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Special Situations Risks. Special situations strategies invest in companies that may be in transition, out of favor, financially leveraged, stressed or distressed, or potentially troubled and may be or have recently been involved in major strategic actions, workouts and restructurings, bankruptcies, reorganizations, liquidations or other catalytic changes or similar transactions. These companies may be experiencing, or are expected to experience, financial difficulties that may never be able to overcome. Securities of these companies are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. Transactions involving these companies could be unsuccessful, take considerable time to complete or result in a distribution of cash or a new security the value of which will be less than the purchase price of the original security or financial instrument in respect of which such distribution is received. Such investments also could, in certain circumstances, subject an Underlying Fund or the Fund to certain additional potential liabilities. Numerous other risks also arise in the workout and bankruptcy contexts.

In addition, there is no minimum credit standard that is a prerequisite to an investment in any instrument and a significant portion of the obligations and preferred stock acquired in special situations investments may be rated below investment grade or unrated.

Underlying Fund Risks

Underlying Fund Risks. The Fund’s investments in Underlying Funds are subject to a number of risks. Underlying Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser seeks to receive detailed information from each Underlying Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Underlying Funds may have little or no near-term cash flow available to distribute to investors, including the Fund. Due to the pattern of cash flows in Underlying Funds and the illiquid nature of their investments, investors typically will see negative returns in the early stages of Underlying Funds. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Underlying Fund’s investments are successful.

Underlying Fund interests are ordinarily valued based upon valuations provided by the Underlying Fund Managers, which may be received on a delayed basis. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and are fair valued by the Underlying Fund Managers. An Underlying Fund Manager may face a conflict of interest in valuing such securities because their values may have an impact on the Underlying Fund Manager’s compensation. The Adviser reviews and performs due diligence on the valuation procedures used by each Underlying Fund Manager, as appropriate and monitors the returns provided by the Underlying Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Underlying Fund Managers. Inaccurate valuations provided by Underlying Funds could materially adversely affect the value of Shares.

Secondary Investments may be acquired at a discount to an Underlying Fund’s NAV to, among other things, compensate the purchaser for providing the seller with liquidity and on account of various transfer restrictions. As a result, Secondary Investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its NAV, as any such discounted Secondary Investment will be marked to its NAV, which may be higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of Secondary Investments, the Fund may generate distributable gains that are taxable to Shareholders. Accordingly, the overall performance and NAV of the Fund may be significantly impacted by the acquisition price paid by the Fund for such Secondary Investments.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Underlying Funds. Such fees and performance-based compensation are in addition to the Management Fee and the Incentive Fee. In addition, performance-based fees charged by Underlying Fund Managers may create incentives for the Underlying Fund Managers to make risky investments, and may be payable by the Fund to an Underlying Fund Manager based on an Underlying Fund’s positive returns even if the Fund’s overall returns are negative. A Shareholder will indirectly bear a proportionate share of the fees and expenses of the Underlying Funds, in addition to its proportionate share of the expenses of the Fund. Thus, a Shareholder may be subject to higher operating expenses than if the Shareholder invested in the Underlying Funds directly. In addition, because of the deduction of the fees payable by the Fund to the Adviser (or its designee) and other expenses payable directly by the Fund from amounts distributed to the Fund by the Underlying Funds, the returns to a Shareholder will be lower than the returns to a direct investor in the Underlying Funds. Fees and expenses of the Fund and the Underlying Funds generally are paid regardless of whether the Fund or Underlying Funds produce positive investment returns. Shareholders could avoid the additional level of fees and expenses of the Fund by investing directly with the Underlying Funds, although access to many Underlying Funds may be limited or unavailable, and may not be permitted for investors who do not meet the substantial minimum net worth and other criteria for direct investment in Underlying Funds.

There is a risk that the Fund may be precluded from acquiring an interest in certain Underlying Funds due to regulatory implications under the 1940 Act or other laws, rules and regulations or may be limited in the amount it can invest in voting securities of Underlying Funds. The Adviser also may refrain from including an Underlying Fund in the Fund’s portfolio in order to address adverse regulatory implications that would arise under the 1940 Act for the Fund if such an investment was made. Rule 18f-4 under the 1940 Act, among other things, may impact the ability of the Fund to enter into unfunded commitment agreements, such as a capital commitment to an Underlying Fund or as part of a Primary Investment. Under Rule 18f-4, the Fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as a capital commitment to an Underlying Fund, if the Fund reasonably believes, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. In addition, the Fund’s ability to invest may be affected by considerations under other laws, rules or regulations. Such regulatory restrictions, including those arising under the 1940 Act, may cause the Fund to invest in different Underlying Funds than other clients of the Adviser.

If the Fund fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the Underlying Fund. Any failure by the Fund to make timely capital contributions may impair the ability of the Fund to pursue its investment program, cause the Fund to be subject to certain penalties from the Underlying Funds or otherwise impair the value of the Fund’s investments.

The governing documents of an Underlying Fund generally are expected to include provisions that would enable the GP, the Underlying Fund Manager, or a majority in interest (or higher percentage) of its limited partners or members, under certain circumstances, to terminate the Underlying Fund prior to the end of its stated term. Early termination of an Underlying Fund in which the Fund is invested may result in the Fund having distributed to it a portfolio of immature and illiquid securities, or the Fund’s inability to invest all of its capital as anticipated, either of which could have a material adverse effect on the performance of the Fund.

Although the Fund will be an investor in an Underlying Fund, Shareholders will not themselves be equity holders of that Underlying Fund and will not be entitled to enforce any rights directly against the Underlying Fund or the Underlying Fund Manager or assert claims directly against any Underlying Funds, the Underlying Fund Managers or their respective affiliates. Shareholders will have no right to receive the information issued by the Underlying Funds that may be available to the Fund as an investor in the Underlying Funds. In addition, Underlying Funds generally are not registered as investment companies under the 1940 Act; therefore, the Fund, as an investor in Underlying Funds, does not have the benefit of the protections afforded by the 1940 Act. Underlying Fund Managers may not be registered as investment advisers under the Advisers Act, in which case the Fund, as an investor in Underlying Funds managed by such Underlying Fund Managers, does not have the benefit of certain of the protections afforded by the Advisers Act.

Commitments to Underlying Funds generally are not immediately invested. Instead, committed amounts are drawn down by Underlying Funds and invested over time, as underlying investments are identified — a process that may take a period of several years, with limited ability to predict with precision the timing and amount of each Underlying Fund’s drawdowns. During this period, investments made early in an Underlying Fund’s life are often realized (generating distributions) even before the committed capital has been fully drawn. In addition, many Underlying Funds do not draw down 100% of committed capital, and historic trends and practices can inform the Adviser as to when it can expect to no longer need to fund capital calls for a particular Underlying Fund. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future capital calls and distributions from Underlying Funds. This may result in the Fund making commitments to Underlying Funds in an aggregate amount that exceeds the total amounts invested by Shareholders in the Fund at the time of such commitment (i.e., to “over-commit”). To the extent that the Fund engages in an “over-commitment” strategy, the risk associated with the Fund defaulting on a commitment to an Underlying Fund will increase. The Fund maintains cash, cash equivalents, borrowings or other liquid assets in sufficient amounts, in the Adviser’s judgment, to satisfy capital calls from Underlying Funds.

Reliance on Underlying Fund Managers; Non-Controlling Investments. The Fund will depend on the managers of the Underlying Funds in which it invests. The Fund generally will be a limited partner or other passive investor in the Underlying Funds and will be without an ability to participate in their management and control. The Adviser will not have control over the timing of capital calls or distributions received from the Underlying Funds or over investment decisions made by such funds. As a result, the return of the Fund (and/or NAV) will primarily depend on the performance of unrelated investment managers and management teams.

Risks Associated with Portfolio Investments. The portfolio companies of the Underlying Funds may involve significant business and financial risk. Certain of the Underlying Funds may make direct venture capital and growth equity investments, in each case in companies that are in an early stage of development, have little or no operating history, are operating at a loss, or need significant additional capital to support their operations.

In certain cases, the Underlying Funds will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their Fund. An investment in the Fund or its underlying investments is therefore subject to all of the risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment (and/or NAV) could decline substantially.

The Underlying Funds may invest in buyouts, which involve significant financial leverage and are therefore sensitive to declines in revenues and to increases in interest rates and expenses.

Lack of Operating History. In certain cases, the Underlying Funds will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their investment strategy. An investment in the Fund or its underlying investments is therefore subject to all of the risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment (and/or NAV) could decline substantially.

Contingent Liabilities Associated with Private Investment Fund Interests Acquired in Secondary Transactions. In cases where the Fund acquires an interest in an Underlying Fund in a secondary transaction, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the relevant Underlying Fund and, subsequently, that Underlying Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return monies equivalent to such distributions to such Underlying Fund. While the Fund may, in some circumstances, make a claim against the seller for any such monies so paid to such Underlying Fund, there can be no assurances that the Fund would prevail on such claim.

Pooled Investments in Secondary Investments. In certain cases, the Adviser expects to have the opportunity to acquire on behalf of the Fund a portfolio of investment funds from a seller on an “all or nothing” basis. Certain of the investment funds in the portfolio may be less attractive than others, and certain of the sponsors of such investment funds may be more familiar to Dawson than others or may be more experienced or highly regarded than others. In addition, the Adviser will likely have the opportunity to participate on behalf of the Fund in “linked secondaries” (e.g., a secondary market purchase of an existing fund interest and corresponding commitment to a new fund in formation, typically sponsored by the same investment manager). In certain instances, the purchase of the interest in the new fund may be less attractive than the secondary market purchase of an existing fund interest. In such cases, it may not be possible for the Adviser to exclude from such purchases those investments which the Adviser considers (for commercial, tax, legal, or other reasons) less attractive. With respect to linked secondaries relating to secondary transactions in which the Fund and other managed entities of Dawson, the Adviser or their affiliates participate, the Fund may be allocated a greater or lesser proportional share of commitments to new funds in formation than their proportional share of the secondary transaction. Moreover, in certain circumstances, agreements with counterparties regarding allocations of purchase price among secondary portfolio interests and/or deferred purchase price payment mechanics may be more or less advantageous to the Fund than other participating managed entities of Dawson, the Adviser or their affiliates. Additionally, the Fund may invest in secondary transactions without regard to geography to the extent the Adviser believes that other factors such as “J-curve” mitigation or pricing of such secondary transaction are more favorable than secondary transactions available in a particular geographic region or in lieu of not investing in secondary transactions due to limited available secondary transactions in the geography that meet the Adviser’s expected return for such investment.

Transfer Restrictions Relating to Secondary Investments. The Secondary Investments in which the Fund may invest generally will be subject to significant restrictions on transfer, including a requirement to obtain the approval or consent of the transfer by the Underlying Fund Manager of the relevant Underlying Fund. The Fund may be subject to the risk that it does not timely obtain required approvals or consents, or waivers of contractual transfer restrictions, following the execution of a purchase agreement. These transfer restrictions may include a right of first refusal for another party (e.g., the Underlying Fund Manager or other investors) to purchase the securities that the Fund seeks to acquire. For example, Underlying Fund Managers may be partial to Secondary Investments being purchased by existing investors of such Underlying Funds. As part of the transfer of an interest in an Underlying Fund, the Fund also may be required to assume certain obligations of the seller, including the obligation to return distributions previously received by the seller in respect of investments made by the Underlying Fund prior to such transfer. If the Fund is not indemnified by the seller with respect to these obligations, or if the Fund is unable to recover on the indemnity, the Fund will suffer the economic loss.

For the foregoing reasons, completion of transfers is often time-consuming and relatively difficult as compared to a transfer of other securities. Although the Adviser believes that the Fund will be viewed by Underlying Fund Managers as an attractive investor, there can be no assurance that the Fund will be successful in closing on the acquisition of Secondary Investments, even in situations where it has signed a binding contract to acquire the investments. Notably, such purchase agreements for Secondary Investments may include automatic termination provisions with respect to the applicable fund interests if the Underlying Fund Manager does not approve of or consent to the transfer. In cases where approval or consent is granted and the Fund successfully closes an acquisition of a Secondary Investment, the Fund will record ownership on its books of the assets acquired in a Secondary Investment as of the date of the closing of the transaction. The Fund’s acquisition of such assets generally will settle, and the Fund generally will become the holder of record of the assets, as of the first day immediately following the date of closing of the transaction. The Fund expects that transaction closing dates generally will fall on the last day of a calendar quarter and, accordingly, the Fund expects that settlement will occur as of the first day of the new quarter. Actual closing dates, however, may vary on a deal-by-deal basis.

Continuation Funds and GP-led Restructuring Risks. The Fund may participate in one or a number of investments into “continuation funds” or “GP-led transactions” that may involve the sale or transfer of a single underlying company or a portfolio of assets to a newly formed vehicle managed by the same sponsor at a valuation determined by the secondary investors. The Fund may choose to participate in one such investment as a lead investor that may result in the Fund holding the majority of the interests in such a vehicle. In the event that a single underlying portfolio company performs poorly, all returns may be adversely affected. While the Fund may be given the opportunity to negotiate and make bids for such processes, the Fund may not necessarily achieve the best legal or economic terms due to the competitive nature of these processes.

Primary Investment Risks

Reliance on Underlying Fund Managers and Managers of Portfolio Companies; Non-Controlling Investments. The investment structure of the Fund will depend on the management teams of the Underlying Funds in which it invests. Under this investment structure, the Fund, through its investment in Underlying Funds, which in turn invest in portfolio companies, generally will not control such companies. As a result, the returns under this investment structure (and/or NAV) will primarily depend on the performance of unrelated investment managers and management teams and we may not be able to control or effectively influence the business or affairs of such entities. Such portfolio companies may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to influence those interests or goals or otherwise protect the value of the Fund’s investments in such entities (and/or NAV), although as a condition of making such investments, it is expected that appropriate limited partner rights generally will be sought to protect the Fund’s interest in the investments.

Risks Associated with Portfolio Companies. The Underlying Funds in which the Fund invests will likely invest in portfolio companies that involve significant business and financial risk and may include making investments in companies that are in an early stage of development, have little or no operating history, are operating at a loss, or need significant additional capital to support their operations.

Additionally, under the Fund’s strategy, the Fund may be requested to provide follow-on funding to Underlying Funds or increase the Fund’s investment in such Underlying Funds (each a “follow-on investment”). There can be no assurance that the Fund will be in a position to make a follow-on investment. Any decision by the Adviser not to make a follow-on investment or the strategies’ inability to make a follow-on investment may have a significant impact on a portfolio company or may diminish the Fund’s control or ownership of such portfolio company.

Guarantees. The Fund’s strategy also may involve guaranteeing the indebtedness of the Underlying Funds in which it invests. Consequently, if an Underlying Fund’s cash flow is insufficient to cover its debt obligations, the Fund may be called upon to fund all or a portion of an Underlying Fund’s debt obligations to satisfy such guarantees. This may reduce the amount of capital the Fund has available for other purposes and could adversely affect returns to investors.

In addition, the Fund may, in certain circumstances, be liable for actions of its third-party co-investors. In certain cases, the vehicles into which the Fund invests will be newly or recently formed entities with no significant operating history upon which to evaluate their likely performance or the likely effectiveness of their investment strategy. An investment in the Fund or its underlying investments is therefore subject to all of the risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objective and that the value of an investment (and/or NAV) could decline substantially.

Secondary Investments Risks

The Fund may make Secondary Investments in Underlying Funds by acquiring the interests in the Underlying Funds from existing investors in such Underlying Funds (and not from the Underlying Fund itself). In such instances, as the Fund will not be acquiring such interests directly from the Underlying Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of Secondary Investment opportunities that will be presented to the Fund. In addition, the purchase price of Secondary Investments will be subject to negotiation with the sellers of such interests and suitable terms for a transaction may not be obtained or the Adviser may not obtain an optimal price or market discount for such interests, which may adversely affect the performance of the Fund.

Valuation of Secondary Investments may be difficult, as there generally will be no established market for such investments. Our overall performance with respect to such investments will depend in large part on the acquisition price paid by us for such investments and the structure of such acquisitions. The acquisition price paid by us generally will not be identical to the subsequent fair value of the Secondary Investment, which may be, at times, higher or lower than such acquisition price. Secondary Investments acquired at a discount may result in unrealized gains at the time we next calculate our NAV. Such unrealized gains will increase our NAV and performance by the difference between the most recent value of the Secondary Investment reported by the holder and the negotiated purchase price. Conversely, a Secondary Investment sold by us at a discount will result in a decrease in our NAV and performance by the difference between the value of the Secondary Investment as reflected in our books and records and the negotiated sale price. Our overall performance will depend in large part on the acquisition price paid by us for our Secondary Investments and the structure of such acquisitions. In addition, Secondary Investments acquired at a discount may cause us to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, we may have difficulty meeting the minimum annual distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in our investment company taxable income for the tax year it is accrued, we may be required to make a distribution to shareholders to meet the distribution requirements described above, even though we will not have received any corresponding cash or property.

Competition for Secondary Investments. There is significant competition for Secondary Investments. Many institutional investors, including fund-of- funds entities, as well as existing investors of Underlying Funds or portfolio companies may seek to purchase Secondary Investments of the same Underlying Fund or portfolio company in which the Fund may also seek to purchase. In addition, some Underlying Fund Managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Underlying Fund Managers also may be partial to Secondary Investments being purchased by existing investors of their Underlying Funds or portfolio companies. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify Secondary Investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such Secondary Investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such Secondary Investments.

Incomplete Information and “All or Nothing” Investments. The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. At times, the Fund may have the opportunity to acquire a portfolio of Underlying Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Underlying Fund interests may be less attractive than others, and certain of the Underlying Fund Managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those Secondary Investments which the Adviser considers (for commercial, tax legal or other reasons) less attractive. In addition, where the Fund acquires an interest in an Underlying Fund through a Secondary Investment, the Fund will generally not have the ability to modify or amend such Underlying Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments in new funds.

In the cases where the Fund acquires an interest in an Underlying Fund through a Secondary Investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Underlying Fund and, subsequently, that Underlying Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Underlying Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Fund would prevail on such claim.

Co-Investment Transactions Risks.

Co-Investment Risks: When the Fund invests alongside other investors in a co-investment transaction, the realization of investments made may take longer than would the realization of investments under the sole control of the Adviser or the Fund because co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Co-investments may involve risks in connection with third party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the co-investment opportunities, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

Reliance on Managers of Lead Equity Sponsors; Non-Controlling Investments. The Fund will depend on Underlying Fund Managers of the lead equity sponsors with which the Fund is co-investing. Under this investment structure, the Fund generally will be a limited partner or other passive investor in a fund managed by Underlying Fund Managers (i.e. co-investment opportunities alongside said Underlying Fund Manager’s fund) and will be without an ability to participate in the management and control of the co-investment opportunity. The Adviser will not have control over the timing of capital calls or distributions received from such investments. As a result, the returns of the Fund (and/or NAV) will primarily depend on the performance of unrelated investment managers and management teams. In many instances, the Fund will co-invest in a co-investment vehicle with financial, strategic or other third-party investors through partnerships, joint ventures or other entities. Such investments will involve additional risks not present in investments where a third-party co-investor is not involved, including the possibility that a third-party co-investor may have economic or business interests or objectives that are inconsistent with those of the Fund or may be in a position to take (or block) action in a manner contrary to the Fund’s interests or objectives.

Other Investment Risks

Limited Due Diligence. Pursuant to its investment strategy, the Fund may acquire stakes in portfolio companies and acquire securities of issuers without direct discussions with the management of such companies or issuers. Therefore, the due diligence information on which the Fund relies may be difficult to obtain, limited in scope or inaccurate. Further, the Fund may invest in portfolio companies and issuers operating in countries where market and financial information is limited. Formal business plans, financial projections and market analyses may not be available. Public information on such potential portfolio companies may be difficult to obtain or verify. As a result of the foregoing, there can be no assurance that the Fund will be able to detect or prevent potential or existing problems, such as irregular accounting, employee misconduct or other fraudulent practices, during the due diligence phase or during its efforts to monitor the portfolio investment on an ongoing basis. In the event of fraud by any portfolio company or any of its affiliates, the Fund may suffer a partial or total loss of capital invested in that company (and/or decrease in NAV).

In addition, investment analyses and decisions may be undertaken on an expedited basis in order for the Fund to take advantage of available investment opportunities. In such cases, the information available at the time of an investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a thorough evaluation of the investment opportunity. Further, the Adviser may conduct its due diligence activities over a very brief period.

Follow-On Investments. The Fund may be called upon to provide follow up funding for its portfolio investments or have the opportunity to increase its investment therein. There can be no assurance that the Fund will wish to make follow-on investments or that the Fund will have sufficient funds to do so. Any decision by the Fund not to make follow on investments or its inability to make them may have a substantial negative impact on an issuer in need of such an investment, may diminish the Fund’s ability to influence such issuer’s future development or may have a substantial negative impact on such issuer.

Risks upon Disposition of Portfolio Investments. In connection with the disposition of a Portfolio Investment in an issuer, the Fund may be required to make representations and warranties about the business and financial affairs of such issuer typical of those made in connection with the sale of any business or may be responsible for the contents of disclosure documents under applicable securities laws. The Fund may also be required to indemnify the purchasers of such Portfolio Investment or underwriters to the extent that any such representations and warranties or disclosure documents turn out to be incorrect, inaccurate or misleading. These arrangements may result in contingent liabilities, which might ultimately have to be funded by the investors.

Difficulty of Bringing Suit or Foreclosure. The Fund may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries. Because the effectiveness of the judicial systems in certain countries in which the Fund may invest varies, the Fund (or any issuer) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to other countries. Further, to the extent that the Fund or an issuer may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization and creditors’ rights.

Non-U.S. Investments Risk. The Fund’s strategy may involve investing, directly or indirectly, in companies whose principal executive offices or corporate headquarters are, at the time of initial investment, outside of the U.S. Investing in non-U.S. securities may involve substantially greater risks than investing in U.S. securities, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various foreign currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency to another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, and differences in government supervision and regulation; (iv) certain economic and political risks, including potential exchange control regulations, potential restrictions on foreign investments and repatriation of capital and the risks associated with political, economic or social instability, diplomatic developments, and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities. While the Adviser will take these factors into consideration in making investment decisions for the Fund and intends to manage the Fund in a manner to minimize exposure to the foregoing risks, there can be no assurance that the Adviser will be able to evaluate the risks accurately or that adverse developments with respect to such risks will not adversely affect the value or realization (and/or NAV) of investments that are held in certain countries.

Risk of Bridge Financing. If an Underlying Fund makes or invests in a bridge loan or interim financing for a portfolio company that intends to refinance all or a portion of that loan, there is a risk that the borrower will be unable to complete such refinancing successfully. Such failure could lead to the portfolio company having to pay interest at increasing rates along with additional fees and expenses, the result of which may reduce the value of the portfolio company.

Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Risk. The Fund may have exposure to companies and funds that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions, including emerging market countries. Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Prospectus in further detail. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described under “Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. The Fund may invest indirectly through Underlying Funds in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low-rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade-oriented investors have been forced to accept more risk in order to maintain income. Should rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Underlying Funds in which the Fund invests may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these investments, the risks associated with below investment grade instruments are more pronounced.

Other Registered Investment Companies Risk. The Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Fund’s investment objective and permissible under the 1940 Act. Under Section 12(d)(1) of the 1940 Act, unless an exemption is available, the Fund may not acquire the securities of other registered investment companies if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Fund; or (iii) more than 5% of the Fund’s total assets would be invested in any one registered investment company. Rule 12d1-4 under the 1940 Act provides an exemption, subject to certain conditions, to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1). As a result, certain registered funds and private funds may be more limited in their ability to invest in the Fund under Rule 12d1-4 than they otherwise would be. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including management fees. These expenses will be in addition to the direct expenses incurred by the Fund.

Other Risks

Financial Market Fluctuations and Dislocations. The global financial crisis was prolonged and serious, and the ongoing and long-term impacts are still unfolding on the global economy. The challenges to the recovery of the world economies may continue to have an adverse impact on the availability of credit to businesses generally and further contribute to an overall weakening of the United States and global economies. General fluctuations in the market prices of securities and general instability in the security markets may affect the value of the Portfolio Investments. The success of the Fund’s investment activities will be affected by general economic and market conditions such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Portfolio Investments and Underlying Funds), trade barriers and currency exchange controls, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations), as well as numerous other factors outside the Fund’s control. Unprecedented levels of illiquidity and negative price volatility for various types of assets and securities have recently occurred in the world financial markets and may or may not occur again. Moreover, a variety of unanticipated political and economic disruptions and changes, including those in Europe and the U.S., have adversely affected the capital markets. In addition, government measures undertaken in response to turmoil and volatility in capital markets (whether regulatory or financial in nature) may have a negative effect on market conditions. A climate of uncertainty and instability in markets and economic conditions generally (including a slow-down in economic growth and/or changes in interest rates or foreign exchange rates) may increase risks inherent in the Portfolio Investments and increase the difficulty of modeling market conditions, potentially reducing the accuracy of financial projections. Each private equity subclass may exhibit considerable volatility of returns. Moreover, a negative impact on economic fundamentals and consumer and business confidence would likely increase market volatility and reduce liquidity, both of which would adversely affect the access to capital, ability to utilize leverage or overall performance of the Fund or one or more of the Underlying Funds or portfolio companies. Moreover, a recession, slowdown and/or sustained downturn in the U.S. or global economy (or any particular segment thereof) or weakening of credit markets may adversely affect the Fund’s profitability and impede the ability of the Underlying Funds and/or their portfolio companies to perform under or refinance their existing obligations. Any resulting economic downturn could adversely affect the financial resources of the Fund, the Underlying Funds and portfolio companies in which the Fund indirectly invests and their respective ability to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund could lose both invested capital in, and anticipated profits from, the affected Underlying Funds and/or portfolio companies. Such marketplace events have also impacted the availability and terms of financing for leveraged transactions. Private investors have recently been required to finance transactions with a greater proportion of equity relative to prior periods and the terms of debt financing are significantly less flexible for borrowers compared to prior periods. These and other developments may impair the ability of the Underlying Funds to consummate transactions.

While the Adviser expects that the current industry environment may yield attractive investment opportunities for the Fund, there can be no assurances that conditions in the global financial markets will not worsen and/or adversely affect the Fund (or one or more of the Underlying Funds) (including with respect to performing under or refinancing their existing obligations), its access to capital or leverage, its ability to effectively deploy its capital or realize Portfolio Investments on favorable terms or its overall performance. The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s objectives relies in part on the continuation of certain trends and conditions observed in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made, or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.

Financial Institution Risk; Distress Events. An investment in the Fund is subject to the risk that one of the banks, brokers, counterparties, clearinghouses, exchanges, lenders or other custodians (each, a “Financial Institution”) of some or all of the Fund’s (or any Underlying Fund’s or portfolio company’s) assets fails to timely perform or otherwise defaults on its obligations or experiences insolvency, closure, seizure, receivership or other financial distress or difficulty (each, a “Distress Event”). Distress Events can be caused by factors including, but not limited to, eroding market sentiment, significant withdrawals, fraud, malfeasance, poor performance, undercapitalization, market forces or accounting irregularities. If a Financial Institution experiences a Distress Event, the Adviser, the Fund or one or more of the Fund’s Underlying Funds or portfolio companies may be unable to access deposits, borrowing facilities or other services, either permanently or for an extended, potentially indeterminate, period of time. Although assets held by regulated Financial Institutions in the U.S. frequently are insured up to stated balance amounts by government-sponsored organizations such as the Federal Deposit Insurance Corporation, in the case of banks, and the Securities Investor Protection Corporation, in the case of certain broker-dealers, amounts in excess of the stated amounts are subject to risk of total loss, and any non-U.S. Financial Institutions that are not subject to similar regimes pose comparable risk of loss. While in recent years governmental intervention has resulted in additional protections for depositors and counterparties in connection with Distress Events, there can be no assurance that such intervention will occur in connection with any future Distress Event or that any such intervention undertaken will be successful or avoid the risks of loss, delays or negative impacts on banking or brokerage conditions or markets.

Any Distress Event could have a potentially adverse effect on the ability of the Adviser to manage the Fund and its investments, and on the ability of the Adviser, the Fund, any Underlying Fund and any portfolio company to maintain operations, which, in each case, could result in significant losses and in unconsummated investment acquisitions and dispositions. Such losses could include: a loss of funds; an obligation to pay fees and expenses in the event the Fund is unable to close a transaction (whether due to the inability to draw capital on a credit line provided by a Financial Institution experiencing a Distress Event, the inability of the Fund to access capital contributions or otherwise); the inability of the Fund to acquire or dispose of investments, including at prices that the Adviser believes reflect the fair value of such investments; and the inability of portfolio companies to make payroll, fulfill obligations or maintain operations. If a Distress Event leads to a loss of access to a Financial Institution’s services, it is also possible that the Fund or a portfolio company will incur additional expenses or delays, or incur additional expenses, in putting in place alternative arrangements, or that such alternative arrangements will be less favorable than those formerly in place (with respect to economic terms, service levels, availability, access to capital or otherwise). To the extent the Adviser is able to exercise contractual remedies under agreements with Financial Institutions in the event of a Distress Event, there can be no assurance that such remedies will be successful or avoid losses, delays or other negative impacts. The Fund and its portfolio companies are subject to similar risks if a Financial Institution utilized by investors in the Fund or by suppliers, vendors, contractors, service providers or other counterparties of the Fund or a portfolio company becomes subject to a Distress Event, which could have a material adverse effect on the Fund and/or one or more of its portfolio companies.

Many Financial Institutions require, as a condition to using certain of their services (often including lending services), that the Adviser and/or the Fund maintain all or a set amount or percentage of their respective accounts or assets with that Financial Institution, which heightens the risks associated with a Distress Event with respect to such Financial Institutions. Although the Adviser seeks to do business with Financial Institutions that it believes are established, well-capitalized and capable of fulfilling their respective obligations to the Fund, the Adviser is under no obligation to use a minimum number of Financial Institutions with respect to the Fund or to maintain account balances at or below the relevant insured amounts, and the rapid collapse in the first quarter of 2023 of several seemingly well-capitalized and established institutions demonstrates that there are limits to the effectiveness of this approach in avoiding counterparty exposure. Under certain circumstances, such as receiving capital contributions pursuant to a Subscription or proceeds from a disposition, the Fund will not be able to maintain account balances at or below any relevant insured amounts.

Public Health Emergencies. Pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, have resulted and are resulting in market volatility and disruption, and COVID-19 and any future such emergencies have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which may result in significant losses to the Fund, the Portfolio Investments and the Underlying Funds.

Uncertain Economic, Social and Political Environment. Consumer, corporate and financial confidence be adversely affected by current or future tensions around the world, fear of or actual terrorist activity and/or military conflicts, localized or global financial crises or other sources of political, social or economic unrest. Such erosion of confidence will often lead to or extend a localized or global economic downturn. Furthermore, such confidence may be adversely affected by local, regional or global health crises including but not limited to the rapid and pandemic spread of novel viruses commonly known as SARS, MERS and COVID-19. Such health crises could exacerbate political, social and economic risks previously mentioned and result in significant breakdowns, delays and other disruptions on a local, regional and global scale, which may have adverse effects on the performance of affected Portfolio Investments and Underlying Funds. A climate of uncertainty, including the spread of infectious viruses or diseases, reduces the availability of potential investment opportunities, and increases the difficulty of modeling market conditions, potentially reducing the accuracy of financial projections. In addition, limited availability of credit for consumers, homeowners and businesses, including credit used to acquire businesses, in an uncertain environment or economic downturn may have an adverse effect on the economy generally and on the ability of the Fund and its Portfolio Investments to execute their respective strategies and to receive an attractive multiple of earnings on the disposition of businesses. This may slow the rate of future investments by the Fund and result in longer holding periods for investments.

Terrorist Activities. Terrorist activities, anti-terrorist efforts, armed conflicts involving the U.S. or its interests abroad and natural disasters may adversely affect the U.S., its financial markets and global economies and could prevent the Fund from meeting its investment objectives and other obligations. The potential for future terrorist attacks, the national and international response to terrorist attacks, acts of war or hostility and natural disasters have created many economic and political uncertainties in the past and may do so in the future, which may adversely affect the U.S. and world financial markets and the Fund for the short or long-term in ways that cannot presently be predicted.

International Conflicts and Geopolitical Events. Wars and other international conflicts, such as the Israeli-Palestinian conflict and the ongoing military conflict between Russia and Ukraine, have caused disruption to global financial systems, trade and transport, among other things. In response, multiple other countries have put in place sanctions and other severe restrictions or prohibitions on certain of the countries involved, as well as related individuals and businesses. The ultimate impact of these conflicts (and other geopolitical events, including national referenda, elections, interest rates, political movements, humanitarian crises, national and international policy changes, actual or perceived trade wars, import or export controls, executive orders, laws, legal systems and regulatory regimes) and their effect on global economic and commercial activity and conditions, and on the operations, financial condition and performance of the Fund or any particular industry, business or investee country and the duration and severity of those effects, is impossible to predict.

These matters may have a significant adverse impact and result in significant losses to, the Fund and its Portfolio Investments. This impact may include reductions in revenue and growth, unexpected operational losses and liabilities, supply chain disruptions and reductions in the availability of capital. It may also limit the ability of the Fund to source, diligence and execute new investments and to manage, finance and exit investments in the future. Developing and further governmental actions (military or otherwise) may cause additional disruption and constrain or alter existing financial, legal and regulatory frameworks and systems in ways that are adverse to the investment strategy which the Fund intends to pursue, all of which could adversely affect the Fund’s ability to fulfill its investment objectives.

Advancements in Artificial Intelligence and Machine Learning. The ongoing evolution in artificial intelligence and machine learning technologies (hereinafter, “Machine Learning Technologies”), encompassing initiatives like OpenAI’s deployment of its ChatGPT application, may instigate risks that impact the Fund and the Fund’s Portfolio Investments. Regardless of existing policies, there exists potential for the Adviser, the Fund’s Portfolio Investments, and all associated affiliates, partners, members, shareholders, officers, directors, and employees to deploy Machine Learning Technologies in violation of such policies, knowingly or otherwise. The risk exposure for the Fund and the Fund’s Portfolio Investments may be exacerbated if third-party service providers or any known or unknown counterparts also incorporate Machine Learning Technologies in their business operations. The Fund cannot ensure absolute control over the development or maintenance of third-party products or the manner in which third-party services are rendered.

The utilization of Machine Learning Technologies may inadvertently involve the integration of confidential data, including sensitive non-public information, by either third parties in breach of non-disclosure agreements, or by employees of the Adviser or the related affiliates and partners in breach of the Fund’s policies. This may result in the confidential information becoming accessible within a dataset by other third-party Machine Learning Technology applications and users. For comprehensive details on risks related to information security, refer to “Cyber Security Risk.”

Machine Learning Technologies inherently depend on the aggregation and examination of vast quantities of data. However, due to practical limitations, it is infeasible to incorporate all pertinent data into the model that Machine Learning Technologies leverage for operation. Consequently, these models will inevitably harbor some degree of inaccuracy and error, potentially significant, or could be otherwise deficient or flawed, thereby compromising the effectiveness of Machine Learning Technologies. To the extent that the Adviser, the Fund and the Fund’s Portfolio Investments are susceptible to the risks associated with Machine Learning Technologies, any inaccuracies or errors may precipitate adverse impacts.

Machine Learning Technologies and their applications, particularly within the private investment and financial sectors, continue to undergo rapid evolution. Therefore, it remains impossible to accurately foresee future risks that may emerge from such technological advancements.

Cyber Security Risk. The Adviser, its affiliates, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and/or its investors, despite the efforts of the Adviser and its service providers and counterparties to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information belonging to the entities comprising the Fund and their investors. For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of, or prevent access to these systems of the Adviser, its service providers, counterparties or data within these systems. Third parties may also attempt to fraudulently induce employees, customers, third-party service providers or other users of the Adviser’s systems to disclose sensitive information in order to gain access to the Adviser’s data. A successful penetration or circumvention of the security of the Adviser’s or its service providers’ or counterparties’ systems could result in the loss or theft of an investor’s data or funds, the inability to access electronic systems, loss or theft of proprietary information or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the entities comprising the Fund, the Adviser and/or their service providers or counterparties to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Similar types of operational and technology risks are also present for the investments made by the Fund and the Private Assets in which the Fund invests, which could have material adverse consequences for such investments and companies, and may cause the Fund’s investments to lose value.

Fund Structure. Depending on economic, regulatory, tax, business and/or other developments (or the absence of such developments), the Adviser may determine to modify certain aspects of the Fund’s structure, subject to applicable law and any required approvals from the Board and Shareholders. There can be no assurance that economic, regulatory, tax, business and/or other developments will or will not result in a determination by the Adviser to modify the Fund’s structure. Prospective investors should consult with their own counsel and advisors regarding the impact of such potential re-structuring on an investment in the Fund.

Tax Considerations. The Fund intends to elect to be treated as, and intends to qualify to be treated as, a RIC under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. If the Fund fails to qualify as a RIC it will become subject to corporate-level income tax, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and the Shareholders. See “Material U.S. Federal Income Tax Considerations.”

Each of the aforementioned ongoing requirements for qualification of the Fund as a RIC requires that the Adviser obtain information from or about the underlying investments in which the Fund is invested. Underlying Funds and Underlying Fund Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from Underlying Funds or Underlying Fund Managers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.

In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary. See “Material U.S. Federal Income Tax Considerations – Qualification and Taxation as a Regulated Investment Company.”

If, before the end of any quarter of its taxable year, the Fund believes that it may fail the Diversification Tests (as defined below in “Material U.S. Federal Income Tax Considerations – Election and Qualification and Taxation to be Taxed as a Regulated Investment Company”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions. If the Fund fails to satisfy the Diversification Tests or other RIC requirements, the Fund may fail to qualify as a RIC under the Code. If the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes) and distributions to the Shareholders generally would be treated as corporate dividends. See “Material U.S. Federal Income Tax Considerations - Failure to Qualify as a Regulated Investment Company.” In addition, the Fund is required each year to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying Funds or Underlying Fund Managers. If the Fund does not receive sufficient information from the Underlying Funds or Underlying Fund Managers, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund may, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).

In addition, the Fund may directly or indirectly invest in Underlying Funds located outside the United States. Such Underlying Funds may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund, and the Fund does not expect to satisfy the conditions necessary to allow a U.S. person to do so. Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirement (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations – Qualification and Taxation as a Regulated Investment Company.”

Tax Laws Subject to Change. It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded to an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation, administrative guidance or judicial interpretation. However, such changes could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Fund, including with retroactive effect. Potential investors therefore should seek, and must rely on, the advice of their tax advisors with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

Withholding and Other Taxes. The Fund intends to structure its investments in a manner that is intended to achieve its investment objective and, notwithstanding anything contained herein to the contrary, there can be no assurance that the structure of any investment will be tax efficient for any particular investor or that any particular tax result will be achieved. The returns in respect of the investments may be reduced by withholding or other taxes imposed by jurisdictions in which the investments are organized. In addition, tax reporting requirements may be imposed on investors under the laws of the jurisdictions in which investors are liable to taxation or in which the Fund makes investments. Prospective investors should consult their own professional tax advisors with respect to the tax consequences to them of an investment in the Fund under the laws of the jurisdiction in which they are liable to taxation.

Tax Information Exchange Regimes; FATCA Withholding Tax on Certain Non-U.S. Entities. The United States, pursuant to the “Foreign Account Tax Compliance Act” or “FATCA,” has entered into numerous intergovernmental agreements with various jurisdictions concerning the exchange of information as a means to combat tax evasion. In addition, the Organization for Economic Co-operation and Development has published a global Common Reporting Standard for the exchange of information pursuant to which many countries have now signed multilateral agreements. One or more of these information exchange regimes are likely to apply to the Fund and may require the Fund to collect and share with applicable taxing authorities information concerning Shareholders (including identifying information and amounts of certain income allocable or distributable to them). A Shareholder’s failure to provide required information may result in expulsion from the investment structure or other potential remedies. In addition, FATCA generally imposes a withholding tax of 30% on a non-U.S. entity’s share of most payments attributable to investments in the United States, including dividends and interest, unless an exception applies. The Fund may be required to withhold such taxes from certain non-U.S. Shareholders, unless an exception applies.

Difficulty Paying Distributions. The Fund may be required to recognize taxable income in circumstances in which it does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as secondary market purchases of debt securities at a discount to par, interest, debt instruments issued with equity or warrants and debt instruments with payment in-kind (“PIK”) interest or, in certain cases, increasing interest rates), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same taxable year.

The Fund anticipates that a portion of its income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discount with respect to debt securities acquired in the secondary market and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes. Because any OID or other amounts accrued will be included in its investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its Shareholders in order to satisfy annual distribution requirements, even if the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirements necessary to maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital, make a partial share distribution, or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, and chooses not to make a qualifying share distribution, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Incentive Fee. The Incentive Fee payable by the Fund to the Adviser (or its designee) may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Portfolio Investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. See “Investment Management Agreement – Incentive Fee.”

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

Multiple Tiers of Expenses. Underlying Funds (i) pay (or requires its limited partners to pay) their respective general partners and investment advisers or managers certain fees and (ii) bear certain costs and expenses. Such fees and expenses are expected to reduce materially the actual returns to investors in the Underlying Funds, including the Fund. In addition, because of the deduction of the fees payable by the Fund to the Adviser and other expenses payable directly by the Fund from amounts distributed to the Fund by the Underlying Funds, the returns to a Shareholder in the Fund will be lower than the returns to a direct investor in the Underlying Funds. With respect to the Fund’s investments in Underlying Funds, each Shareholder in the Fund will pay, in effect, two sets of fees, one directly at the Fund level, and one at the Underlying Fund level. Fees and expenses of the Fund and the Underlying Funds will generally be paid regardless of whether the Fund or Underlying Funds produce positive investment returns.

Indemnification Obligations and Limited Liability of Trustees and Adviser. None of the Trustees, the Adviser or any of their respective affiliates, principals, members, shareholders, partners, officers, directors, employees, agents and representatives, each an Indemnified Person, shall have any liability, responsibility or accountability in damages or otherwise to any Shareholder or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund, or on the part of any agents when acting on behalf of the Fund, collectively, the Indemnified Liabilities; provided that the Fund shall not be liable to any Indemnified Person for any portion of any Indemnified Liabilities which results from such Indemnified Person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. Notwithstanding the foregoing, no waiver or release of personal liability of any Indemnified Person will be effective to waive any liabilities of such Indemnified Persons under the U.S. federal securities laws to the extent any such waiver or release is void under Section 14 of the 1933 Act.

Regulatory Scrutiny and Reporting. The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

Market Conditions in the European Union. Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the effect of the United Kingdom leaving the European Union (the “EU”), and market volatility and loss of investor confidence driven by political events. The decision made in the United Kingdom to leave the EU has led to volatility in global financial markets and may lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

Non-U.S. Portfolio Investments. The Fund is permitted to invest a portion of its assets in Portfolio Investments with exposure to portfolio companies organized, headquartered and/or having substantial sales or operations outside the U.S. Non-U.S. securities, including those held by Underlying Funds, involve certain factors not typically associated with investing in U.S. securities, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in, and relative liquidity of, some non-U.S. securities markets; (iii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements, and less government supervision and regulation; (iv) certain economic and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability and the possibility of expropriation or confiscatory taxation; and (v) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities and of non-U.S. tax filing requirements.

Significant Developments Stemming from the U.S. Presidential Administration. It is expected that the current presidential administration will continue to seek to enact changes to numerous areas of law and regulations currently in effect. Any changes as a result of the new administration could significantly impact the Fund and/or its investments. Specific legislative and regulatory proposals discussed during election campaigns and more recently that might materially impact the Fund and/or its investments include, but are not limited to, changes to climate policies, trade agreements, immigration policy, import and export regulations, tariffs and customs duties, energy regulations, income tax regulations (including capital gains tax rate adjustments) and the federal tax code (including added scrutiny of management fee and carried interest waivers), public company reporting requirements and antitrust enforcement.

Changes in U.S. federal policy, including tax policies, and at regulatory agencies occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic effects of potential changes to the current legal, tax and regulatory framework affecting financial institutions remain highly uncertain. None of Dawson, the Adviser, the Fund or their respective affiliates can predict the ultimate impact of the foregoing on the Fund and its investments, or the private equity industry generally, and any prolonged uncertainty could also have an adverse impact on the Fund and its investment objectives. Future changes enacted by the U.S. administration may adversely affect the Fund’s operating environment and therefore the Fund’s business, operating costs, financial condition and results of operations. Further, an extended federal government shutdown resulting from the failure to pass budget appropriations, adopt continuing funding resolutions, or raise the debt ceiling, and other budgetary decisions limiting or delaying deferral government spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, may negatively impact U.S. or global economic conditions, including corporate and consumer spending, and liquidity of capital markets. There can be no assurance that any changes in laws, regulations or governmental policy will not have an adverse impact on the Fund and its investments, including the ability of the Fund to execute its investment objectives and to generate attractive returns.

The U.S. administration has also indicated its intention to direct federal agencies to proceed with deregulating certain industries in which the Fund may invest through a series of executive actions. However, such actions have been and may continue to be subject to judicial and/or congressional scrutiny and even if implemented, may be replaced by regulatory actions at the state level. While there can be no assurance that the administration will be successful in implementing such actions, any measures that are implemented in connection therewith may result in material changes to regulations and may impact the business operations and performance (even adversely) of the Fund’s investments.

In addition, any changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing the financial services industry, foreign trade, manufacturing, outsourcing, development and investment in the territories and countries or types of investments in which the Fund is permitted to invest, and any negative sentiments towards the United States as a result of such changes, could adversely affect the performance of the Fund’s investments. Moreover, media (including social media) has the potential to influence public sentiment and escalate tensions both within the U.S. and in international relations, which could cause social unrest and could negatively impact stock markets and economics around the globe and the Fund’s investments.

The outcome of any future changes in the control of the U.S. federal legislative and executive branches during the Fund’s term could result in potential changes in laws and regulations affecting the private equity industry. The likelihood of occurrence and the effect of any such change is highly uncertain and could have an adverse impact on the prospective investors and their investments.

Impacts of U.S. Tariffs. The U.S. Government has imposed increased tariffs on imports from certain countries. Such tariffs may have direct and indirect impacts on Portfolio Investments and their portfolio companies invested or based in any applicable countries arising from increased production costs, possible disruptions of supply chains and reductions in trading volumes, and may otherwise affect the businesses and revenues of any such portfolio company, as well as relevant customers and counterparties. In particular, tariffs directly increase the costs of goods, whether borne by the producer or the consumer. If an Underlying Fund or its portfolio companies were unable to increase revenues while the cost of relevant inputs were increasing, such Underlying Fund or any of its portfolio companies’ profitability would likely suffer. Additionally, a Portfolio Investment, Underlying Fund or its portfolio companies will not always be able to pass on tariff-related costs without a negative impact on sales volumes and may be unable to compete, in particular, with U.S.-based competitors that are not subject to such tariffs.

In addition, the imposition of broad tariffs may lead to broader macroeconomic consequences, both domestically and internationally, that may negatively affect a Portfolio Investment, Underlying Fund or any of its portfolio companies’ financial performance. Escalation of tensions could lead to retaliatory restrictive actions on cross-border trade, including further tariff increases, sanctions and restrictions on the investment and transfer of technology, which may adversely affect financial markets, disrupt world trade and lead to a contraction in cross-border economic activity. This may also result in slower economic growth, reduced consumer confidence, and weaker demands for an underlying portfolio company’s products or services, particularly in the U.S. market.

The tariffs may potentially have a significant adverse impact and result in losses to the Fund. The ultimate impact of increasingly protectionist measures and their effect on global economic conditions and commercial activity, and on the operations, financial condition and performance of the Fund, or any particular industry, business or investee country, and the duration and severity of those effects, is impossible to predict.

Best-Efforts Offering Risk. This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to offer the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a Shareholder could lose some or all of the value of his, her or its investment in the Shares. The Distributor is not an affiliate of the Fund or the Adviser.

Inflation Risk. High rates of inflation and rapid increases in the rate of inflation are expected to have a significant impact (often a negative or adverse impact) on financial markets and the broader economy. In an attempt to stabilize inflation, governments may impose wage and price controls or otherwise intervene in a country’s economy. Governmental efforts to curb inflation, including by increasing interest rates or reducing fiscal or monetary stimuli, often have corresponding impacts (often negative) on the level of economic activity and also potentially result in market or financial sector uncertainty as a result of unintended consequences. Certain countries, including the U.S., have recently seen increased levels of inflation, and persistently high levels of inflation could have a material and adverse impact on the investments and the Fund’s aggregated returns. For example, if investments in Underlying Funds were unable to increase revenues while the cost of relevant inputs were increasing, the investments’ profitability would likely suffer. Likewise, to the extent Underlying Funds have revenue streams that are slow or unable to adjust to changes in inflation, including by contractual arrangements or otherwise, Underlying Funds could increase revenue by less than its expenses increase all of which could adversely impact Portfolio Investments. Conversely, as inflation declines, investments in Underlying Funds may see competitors’ costs stabilize sooner or more rapidly than their own.

POTENTIAL CONFLICTS OF INTEREST

The Adviser is accountable to the Fund as a fiduciary, and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the Shareholders. As discussed below, prospective investors should be aware of potential conflicts of interest before investing. By purchasing Shares, each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of such actual and potential conflicts of interest.

Other Managed Funds. In addition to the Fund, Dawson, the Adviser or their affiliates currently manage, and expect in the future to manage, additional funds, business development companies and accounts that are permitted to invest in assets eligible for purchase by the Fund, including, in some cases proprietary accounts of Dawson (collectively, “Other Managed Funds”). The investment policies, fee arrangements and other circumstances of the Fund may vary from those of Other Managed Funds. When a particular investment would be appropriate for the Fund as well as one or more Other Managed Funds, such investment will be apportioned by Dawson, the Adviser or their affiliates, as the case may be, in good faith in a manner it determines to be fair and equitable in accordance with the Adviser’s investment allocation policy and in compliance with applicable law. Such apportionment is authorized to take place on other than a pro rata basis depending on Dawson’s, the Adviser’s or their affiliate’s, as the case may be, good faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of the relevant documents. The Other Managed Funds will not be obligated to share any investment opportunity with the Fund. Similar good faith apportionment principles will apply, as necessary, in dispositions of an investment held by the Fund and one or more Other Managed Funds. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment. In addition, subject to applicable law, the Fund is authorized to invest in Underlying Funds and portfolio companies in which Other Managed Funds invest, either concurrently with the Fund or subsequent or prior to the investment by the Fund. Dawson, the Adviser or their affiliates are authorized from time to time to incur expenses in connection with investments to be made on behalf of the Fund and Other Managed Funds, including investments that are not consummated. Dawson, the Adviser or their affiliates will attempt to allocate such expenses on a basis they consider to be equitable. In other circumstances, the Fund will incur diligence, research or other expenses in connection with an investment that the Fund passes on, but that ultimately is made by an Other Managed Fund. Diligence or research undertaken on behalf of the Fund has the potential to provide Dawson, the Adviser or their affiliates with information with respect to individual investments or to the market more generally, that is used by Dawson, the Adviser or their affiliates for the benefit of Other Managed Funds or other advisory clients; however, in such cases, the Fund generally will not be compensated or reimbursed for relevant expenses.

The Adviser is authorized to determine, in its sole discretion and in accordance with the Adviser’s investment allocation policy, that the Fund should participate in certain types of investments. The Fund will only participate in investments that meet the Adviser’s return expectation for the Fund and that are in line with portfolio construction considerations for the Fund. Other Managed Funds may determine to participate in such investments, may determine to participate only where certain criteria are met or may determine not to participate in such investments at all.

Subject to applicable law, the Fund is permitted to take a different position in Underlying Funds in which an Other Managed Fund or other client has invested (e.g., where the Fund holds equity of an Underlying Fund in which an Other Managed Fund holds debt or where the Fund holds an unstructured position in an Underlying Fund in which an Other Managed Fund holds that same position on a structured basis). In such event, the Fund and such Other Managed Fund have potentially conflicting interests because they are investing in different securities of the same Underlying Fund and/or using different investment approaches (i.e. structured vs. unstructured). As a result, Dawson, the Adviser or their affiliates, as the case may be, expect to have conflicting loyalties between their respective duties to the Other Managed Fund, the Fund, certain of their respective other affiliates and the Underlying Fund. In that regard, actions are permitted to be taken for such Other Managed Fund that are adverse to the Fund, or actions may or may not be taken by the Fund due to such Other Managed Fund’s investment, which action or failure to act has the potential to be adverse to the Fund. There can be no assurance that the terms of or the return on the Fund’s investment will be equivalent to or better than the terms of or the returns obtained by the Other Managed Funds participating in the transaction. In addition, depending on the type of investment made by the Fund, it is possible that in a bankruptcy proceeding the Fund’s interest has the potential to be subordinated or otherwise adversely affected by virtue of such Other Managed Fund’s involvement and actions relating to its investment. This has the potential to result in loss or substantial dilution of the Fund’s investment (and/or affect NAV) while the Other Managed Funds recover all or part of the amounts due to them.

Certain of the Fund’s executive officers and Trustees, and the employees of the Adviser or its affiliates, serve or may serve as officers, directors, trustees or principals of entities that operate in the same or a related line of business as the Fund or Other Managed Funds. As a result, they have obligations to investors in those entities, the fulfilment of which might not be in the best interests of the Fund or its Shareholders. In addition, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Dawson funds. The management of Other Managed Funds is expected from time to time to require the devotion of a significant amount of time of the Adviser and its investment professionals, agents and employees. Actual or potential conflicts of interest may arise in allocating management time, services or functions among such Other Managed Funds, including Other Managed Funds that may have the same or similar type of investment strategy as the Fund.

Transactions with Other Accounts, Managed Funds, the Adviser and its Affiliates. The Fund, the Adviser and other related entities have applied for a Co-Investment Exemptive Order, that will, if granted, permit them to participate in the same investment opportunities where such participation would otherwise be prohibited under Section 17(d) and the rules under the 1940 Act. From time to time, subject to applicable law and any terms and conditions of the Co-Investment Exemptive Order, the Fund may co-invest with Other Managed Funds in investments that are suitable for both the Fund and such Other Managed Funds. Even if the Fund and any such Other Managed Funds and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. There can be no assurance that the Co-Investment Exemptive Order will be granted.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any issuer in which a fund managed by the Adviser, including Other Managed Funds, or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment.

Under the terms of the Co-Investment Exemptive Order, in certain cases where an existing or future investment fund or account managed by the Adviser or any of its affiliates has a pre-existing investment in an issuer in which the Fund and such other investment funds or accounts will co-invest, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees will be required to take steps set forth in Section 57(f) of the 1940 Act, including approving the transaction on the basis that, in relevant part, (i) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and the Shareholders and do not involve overreaching of the Fund or the Shareholders on the part of any person concerned, (ii) the transaction is consistent with the interests of the Shareholders and is consistent with the Fund’s investment objective and strategies, (iii) the Board records in its minutes and preserves in its records a description of the transaction, its findings, the information or materials upon which its findings were based, and the basis for its findings. The Co-Investment Exemptive Order is subject to certain terms and conditions so, even if the Co-Investment Exemptive Order is granted, there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Co-Investment Exemptive Order. The Adviser’s investment allocation policies and procedures can be revised at any time without notice to, or consent from, Shareholders.

The Fund may co-invest with funds managed by the Adviser or any of its downstream affiliates, provided that such investments are not prohibited by Section 17(d) of the 1940 Act, or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with the Co-Investment Exemptive Order.

The Fund may invest in Portfolio Investments in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Managed Funds) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Investments in which the Fund has made an investment. From time to time, the Fund and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. Certain affiliates of the Adviser or other funds or clients of the Adviser and its affiliates may have relationships with certain Portfolio Investments. Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Investments or portfolio companies.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Management Fee and Incentive Fee Arrangements. The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the Management Fee or Incentive Fee payable by the Fund to the Adviser. Certain Other Managed Funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Conflicts Associated with Fee Arrangements with Portfolio Investments and Fund Investments. In certain cases, the Adviser or its affiliates may enter into arrangements with an Underlying Fund Manager under which the Underlying Fund Manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Underlying Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to the Fund’s investment in an Underlying Fund, the Fund will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates.

In limited instances, the Fund also may be entitled to certain payments or other remuneration as a result of a Fund investment (e.g., allocable portions of remuneration paid to employees of the Adviser or its affiliates for their service on the board of a Fund investment or portfolio company thereof). The Fund may receive the economic benefit of such payment or other remuneration either through an offset or reduction of the Management Fee or a payment directly to the Fund.

The receipt of these payments by the Adviser or its affiliates could incentivize the Adviser to participate in such Portfolio Investments or could enhance the likelihood that such payments will be made.

Underlying Fund Valuation May be Affected by Compensation Arrangements. If an Underlying Fund calculates its compensation on the value of the Underlying Fund’s assets, the Underlying Fund Manager may exercise discretion in assigning values to the Underlying Fund’s investments. These factors can create a conflict of interest because the value assigned to an investment may affect the management fee at the Underlying Fund level. If there is a difference in the management fee required to be paid, the Underlying Fund’s documents generally do not require the Underlying Fund Manager to return past management fees, although claw-back provisions in an Underlying Fund’s documents may permit the recovery of excess carried interest distributions.

Potential Conflicts of Interest at the Underlying Fund Level. Each Underlying Fund may become involved in activities in which there is a potential conflict between the interests of Underlying Fund investors, like the Fund, and the Underlying Fund’s management. Typically, Portfolio Investments will have an investor’s committee with some degree of supervision over potential conflicts, although there can be no assurance that such committee, or other conflict of interest provisions of an Underlying Fund’s governing documents, will be effective.

Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for the overall business and affairs of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various employees of Dawson as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board receives regular reports from these officers and from other senior officers of the Adviser or its affiliates regarding the Fund’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair of the Board, regardless of whether the Trustee happens to be independent or a member of management. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the functions of which are: (i) to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Fund’s service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit of those statements; (iii) to assist the Board in selecting the Fund’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (iv) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, whose function, subject to the oversight of the Board, is to select and nominate persons for elections or appointment by the Board as Trustees of the Fund. The Nominating and Governance Committee will act in accordance with the Fund’s nominating and governance committee charter. The Nominating and Governance Committee may consider nominees recommended by Shareholders.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. [Certain of the Trustees and officers of the Fund are also directors and officers of other investment funds managed or advised by the Adviser.] To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser

Dawson Partners (US) Inc., located at 10 Bryant Park, 452 Fifth Ave. Suite 23011, New York NY 10018, serves as the investment adviser to the Fund. The Adviser will, or has, registered as an investment adviser under the Advisers Act, and is an affiliate of Dawson. As of March 31, 2026, Dawson’s total assets under management were approximately $27 billion.

Portfolio Management

The employee of the Adviser who has primary responsibility for management of the Fund is Nadeem Kheraj (the “Portfolio Manager”). The Fund’s Portfolio Manager has primary responsibility for the day-to-day management of the Fund.

Dawson’s Investment Committee reviews and approves all prospective investment opportunities. If the Investment Committee approves a prospective investment opportunity, such prospective investment opportunity will be available to the Fund (and the other participating Dawson vehicles), at which point the Portfolio Manager will decide whether or not the prospective investment opportunity is appropriate for the Fund. The Portfolio Manager will be responsible for approving the Fund’s participation in any investment opportunity. The Investment Committee is supported by Dawson’s Conflicts, Allocation & Structuring Committee, which is responsible for providing oversight of certain conflicts of interest that may arise in Dawson’s activities, including with respect to allocation of investments and certain conflicts between different Dawson vehicles, including the Fund.

Nadeem Kheraj

Nadeem Kheraj currently serves as a Senior Principal and the Co-Head of Secondaries Solutions, Asset Management at Dawson and is the Fund’s Portfolio Manager. Mr. Kheraj joined Dawson in 2019 and has fourteen years of private equity, secondaries and investment banking experience. Prior to joining Dawson, he spent five years at the Canadian Pension Plan Investment Board (“CPPIB”) within the Secondaries group where he was responsible for financial modeling, execution and monitoring of investments. Mr. Kheraj’s experience spans across a variety of transaction types including acquisitions of limited partner interests, GP led secondaries, primary investments, co-investments and structured transactions. He began his career with Houlihan Lokey’s investment banking division in Los Angeles, California. Mr. Kheraj holds an Honours B.A. degree from the Ivey Business School at Western University and is a Certified Financial Analyst charter holder.

The SAI provides additional information about the compensation of the Fund’s primary portfolio manager, other accounts managed by it and its ownership of any Shares of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

The Adviser, subject to the overall supervision of the Board, provides certain investment advisory and management services to the Fund pursuant to an Investment Management Agreement between the Fund and the Adviser. The Trustees have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser invests the Fund’s assets and regularly monitors the Fund’s portfolio, subject in each case to the ultimate supervision of, and any policies established by, the Board.

Management Fee

In consideration of the advisory and management services provided by the Adviser, the Fund pays the Management Fee to the Adviser (or its designee). The Management Fee will be payable monthly in arrears at the annual rate of 1.50% based on the Fund’s NAV calculated as of the last calendar day of each month. For purposes of determining the Management Fee, the Fund’s net assets means its total assets less liabilities determined on a consolidated basis in accordance with GAAP. The Management Fee is payable in arrears within five (5) business days after the completion of the NAV computation for the month. The Management Fee is paid to the Adviser (or its designee) out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.

Incentive Fee

At the end of each calendar quarter of the Fund, the Adviser (or its designee) is entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the balance, if any, of the Loss Recovery Account. The Incentive Fee will be accrued monthly and paid quarterly.

For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP).

The Fund maintains the Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such quarter and (B) the aggregate issue price of Shares of the Fund issued during such quarter (excluding any Shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional Shares through the DRIP. For purposes of the “net profits” and “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period is not included for purposes of the “net profits” calculations. Shareholders of the Fund will benefit from the Loss Recovery Account in proportion to their holdings of Shares, although such benefit may vary depending on when a Shareholder purchases or redeems Shares and the balance in the Loss Recovery Account at such time.

The Adviser (and its designee) does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

The services of all investment professionals and staff of the Adviser and its affiliates, when and to the extent engaged in providing investment advisory, management and administrative services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser and its affiliates. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement.

Material Terms of the Investment Management Agreement; Expense Limitation Agreement

The Investment Management Agreement was initially approved by the Board (including a majority of the Independent Trustees) at a meeting held on March 18, 2026. The Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice: by a majority vote of the entire Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser. After the initial term of two years, the Investment Management Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person (or as otherwise permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

Pursuant to the Investment Management Agreement, the Adviser will also provide, or arrange for its affiliates to provide, the management services necessary for the operation of the Fund, including providing the Fund with necessary personnel and such other services as the Adviser, subject to review by the Board, from time to time shall determine to be necessary or useful to perform its obligations under the Investment Management Agreement. Those services may include furnishing the Fund with office space, equipment and personnel, overseeing the maintenance of books and records of the Fund and overseeing the performance of required administrative services for the Fund, which may include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, preparing or participating in the preparation of reports to shareholders and reports to be filed with the SEC, and generally overseeing the negotiation of contracts, payment of expenses and the performance of other administrative and professional services rendered to the Fund by others in any such other capacity deemed to be necessary or desirable in connection with its duties under the Investment Management Agreement.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund, the Adviser and its directors, officers, managers, partners, agents, employees, controlling persons, members and any of the foregoing persons or entities or any other person or entity affiliated with the Adviser will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Investment Management Agreement also provides that the Fund will indemnify, to the fullest extent permitted by law, the Adviser and its directors, officers, managers, partners, agents, employees, controlling persons, members and any of the foregoing persons or entities or any other person or entity affiliated with the Adviser, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties to the Fund.

The Adviser has entered into the Expense Limitation Agreement with the Fund, pursuant to which the (i) Adviser (or its designee) will agree to waive fees that it would otherwise be paid and/or (ii) Adviser, or an affiliate thereof, will agree to assume expenses of the Fund, if required to ensure the annual operating expenses of the Fund, excluding the Excluded Expenses, do not exceed 0.75% per annum of the average monthly net assets of each class of Shares in the relevant period. With respect to each class of Shares, the Fund agrees to repay to the (i) Adviser (or its designee) any fees waived under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses assumed in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were assumed, or the expense limitation in place at the time the Fund repays the Adviser (or its designee) or its affiliate, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser (or its designee) or its affiliate incurred the expense. The Expense Limitation Agreement will have an initial term ending one year from the commencement of the Fund’s operations, and the Adviser may determine to extend the term for a period of one year on an annual basis, subject to the approval by the Board, including a majority of the Independent Trustees. The Expense Limitation Agreement may not be terminated by the Adviser during the initial term; rather, only the Board may terminate the Expense Limitation Agreement during the initial term.

The Adviser has agreed, pursuant to the Management Fee Waiver, to waive such portion of the Management Fee that would be otherwise payable for the 12-month period following the date of the commencement of the Fund’s operations, such that the Management Fee for each Class of Shares does not exceed, for such 12-month period, 0.50% of the Fund’s NAV. Therefore, the Management Fee for such 12-month period will be 0.50% of the Fund’s NAV calculated as of the last calendar day of the applicable month.

A discussion regarding the basis for the approval by the Board of the Investment Management Agreement will be available in the Fund’s semi-annual Shareholder report for the period ending September 30, 2026.

Resource Sharing Agreement

The Adviser has entered into a resource sharing agreement (the “Resource Sharing Agreement”) with Dawson, pursuant to which Dawson will provide the Adviser with experienced investment and non-investment professionals and access to the resources of Dawson so as to enable the Adviser to fulfill its obligations under the Investment Management Agreement. Through the Resource Sharing Agreement, the Adviser intends to capitalize on the significant experience of Dawson’s investment and non-investment professionals.

NET ASSET VALUATION

The Fund calculates its NAV of each class of Shares as of: (i) the close of business on the last calendar day of each month and in connection with the Fund’s offer to purchase Shares; (ii) on each date that Shares are to be repurchased; (iii) as of the date of any distribution; and (iv) at such other times as the Board shall determine, each, a Determination Date. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its “valuation designee” to perform fair value determinations in good faith for investments held by the Fund without readily available market quotations, subject to the oversight of the Board and in accordance with the Adviser’s valuation policy and procedures. In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities (including accrued fees and expenses, dividends payable and any borrowings of the Fund), each determined as of the relevant Determination Date. The NAVs of Class S Shares, Class D Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the NAV of Class S Shares, Class D Shares and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved procedures pursuant to which the Fund will value its investments. The Board has designated the Adviser to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Board will oversee the Adviser’s implementation of its valuation policies and procedures and may consult with representatives from third-party consultants in their discussions and deliberations. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. The Adviser will generally value the Fund’s investments in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). If the Adviser determines that the cash-adjusted reported NAV does not reasonably reflect fair value as at the Determination Date (such as upon the occurrence of material short term equity markets movements or idiosyncratic material events), the Adviser may make such additional adjustments as it deems appropriate to arrive at a fair value. One such adjustment that the Adviser may use, in its management discretion, is the application of a public market adjustment (“PMA”) framework. The PMA framework is intended to estimate the fair value of the private fund interests as at a Determination Date by adjusting reported NAVs to reflect significant changes in observable public market conditions.

Private Assets

Secondary Investments, Co-Investments and Primary Investments will generally be valued based on the latest NAV reported by the associated Underlying Fund Manager as a practical expedient, in accordance with ASC 820. Generally, the valuation of interests in Underlying Funds will be based on the NAV of that Underlying Fund as reported by Underlying Fund Managers. Valuation adjustments are generally recorded quarterly or monthly, as applicable, and are based on the NAV from capital account statements distributed by Underlying Fund Managers, which are generally received on a one-quarter period delay. Reported values are increased or decreased for subsequent contributions to or distributions from the Underlying Fund. The Adviser may also consider a number of additional factors when determining whether to adjust the valuations reported by an Underlying Fund Manager with respect to an Underlying Fund. In addition, Underlying Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Underlying Funds and other investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither the Board nor the Adviser will be able to confirm independently the accuracy of valuations provided by the Underlying Fund Managers (which are generally unaudited).

Generally, the valuation of interests in Underlying Funds represents the proportionate share of the net assets of the Underlying Funds as reported by Underlying Fund Managers. In general, it is anticipated that such valuation information from these Underlying Fund Managers will generally not be available until 45 days or more after each quarter-end, especially pending receipt of audited financial information. Therefore, the most recently provided valuation information about these Secondary Investments, Co-Investments and Primary Investments for purposes of calculating the Fund’s monthly NAV will typically be adjusted by the Adviser pursuant to the Fund’s valuation procedures to estimate the fair value, on a monthly basis, of the interests in such Underlying Funds, as described below. To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate as it will not result in a price that represents the current value of an investment, the Adviser will make a fair value determination of the value of the investment.

Prospective investors should be aware that there can be no assurance that the valuation of interests in Secondary Investments, Co-Investments or Primary Investments, including with respect to investments in Underlying Funds, as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Adviser will generally not have access to all necessary financial and other information relating to Secondary Investments, Co-Investments and Primary Investments to determine independently the NAV of the Fund’s interests in those investments. The results of the Adviser’s fair valuation of securities whose market value is not readily ascertainable will be based upon the Adviser’s assessment of the fair value of such securities and their issuers on the recommendation of the Adviser and, therefore, are the result of the Board’s interpretation.

Investments valued at fair value by the Adviser will be subject to a new valuation determination upon the next monthly valuation of the Fund. The Adviser will periodically review its valuation determinations with the Fund’s auditor and respond to any inquiries by such auditor regarding the Adviser’s valuation methodologies.

Liquid Assets

The Fund will value portfolio securities for which market quotations are readily available at the last reported sales price or official closing price on the primary market or exchange on which they trade. Investments in liquid fixed income securities are valued at fair value based on quoted market prices or other observable inputs in accordance with ASC 820. Under the Fund’s valuation policies and procedures, the Fund’s short-term investments will be valued at cost or broker statement.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the Fund’s NAV are determined on quoted closing prices or broker statements.

Other Fair Value Considerations

On a monthly basis, for private market investments for which no market quotations are available (other than interests in Underlying Funds, as described above) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals. Otherwise, valuation of private market investments (other than interests in Underlying Funds, as described above) will remain at cost except that original cost valuation will be adjusted based on a determination of such investment’s fair value. The Adviser may also utilize independent third-party valuation service providers when determining an investment’s fair value. In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to the procedures described above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures. The Adviser may also utilize independent third-party valuations if such valuations are deemed reliable.

Prospective investors should be aware that fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s issuance (including through dividend or distribution reinvestment) or repurchase of Shares through repurchase offers at NAV at a time when it owns investments that are valued at fair value may have the effect of diluting or increasing the economic interest of existing Shareholders.

ELIGIBLE INVESTORS

Although the Shares are registered under the 1933 Act, the Shares are sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

In addition, Shares are generally being offered pursuant to this Prospectus only to such investors who are either U.S. persons for U.S. federal income tax purposes or non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. The qualifications required to invest in the Fund are in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisors in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

[●], with its principal place of business at [●], acts as the distributor of the Shares pursuant to a distribution agreement (the “Distribution Agreement”), on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor in cases of its willful misfeasance, bad faith, breach of confidentiality or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution and Servicing Plan

In anticipation of receipt of the Multi-Class Exemptive Order, the Fund has adopted a Distribution and Servicing Plan for its Class S and Class D Shares to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class S and Class D Shares and activities related to administration and servicing of Class S and Class D accounts. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required under the terms of the Multi-Class Exemptive Order, permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution and Servicing Plan, Class S and Class D Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of up to 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class, to be calculated as of the last calendar day of each applicable month, and payable monthly in arrears. The Distribution and Servicing Fee will be paid out of the relevant class’s assets and decrease the net profits or increases the net losses of the Fund solely with respect to such class. For purposes of determining the Distribution and Servicing Fee, the Fund’s NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Because the Distribution and Servicing Fee will be paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Class I Shares are not subject to a Distribution and Servicing Fee and do not bear any expenses associated therewith.

There can be no guarantee that such Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediaries’ procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor will be $25,000 with respect to Class S and Class D Shares, and $1,000,000 with respect to Class I Shares. The minimum additional investment in the Fund will be $10,000, except for additional purchases pursuant to the DRIP. The Fund, in its sole discretion, may accept investments below these minimums, including from Fund officers, Trustees and employees of the Adviser or its affiliates and vehicles controlled by such employees. The purchase price of the Shares is based on the NAV as of the date such Shares are purchased, with such NAV determined as of the last calendar day of the immediately preceding month.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers, broker dealers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts, including across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class, so long as denominations are not less than $10,000 and incremental contributions are not less than $10,000. The aggregation of client accounts may be based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

The minimum initial and additional investments may be reduced by the Fund in its discretion for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in its discretion for clients of certain registered investment advisers, broker dealers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediaries’ overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Shares generally will be offered for purchase as of the first business day of each calendar month, the Subscription Date, at the Fund’s then-current NAV per Share, as of the last calendar day of the month prior to the Subscription Date, plus any applicable sales load or selling commissions charged by financial intermediaries, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. For purposes of this Prospectus, a “business day” means any day the New York Stock Exchange is open for business. Subscriptions are generally subject to the receipt of cleared funds three (3) business days before the last calendar day of the month prior to the Subscription Date (as detailed below). A prospective investor who misses this deadline will have the acceptance of its investment in the Fund delayed until the following month. Such prospective investors may revoke their delayed subscription up until three (3) business days before the last calendar day of the month prior to the next month’s Subscription Date. Any cleared funds received from such prospective investors will be held in a [non-interest bearing account] with [●], the Fund’s escrow agent, pending acceptance by the Fund or revocation by the prospective investors. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment which generally will be due three (3) business days before the last calendar day of the month prior to the Subscription Date.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. A prospective investor must submit a completed subscription document at least five (5) business days before the last calendar day of the month prior to the Subscription Date. The Fund reserves the right, in its sole discretion, to accept or reject (in whole or in part) any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any sales load, fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any closing, funds received from prospective investors will be placed in an account with the transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by five (5) business days before the last calendar day of the month prior to the Subscription Date and funding such amount by the deadline.

Share Class Considerations

When selecting a share class, you should consider the following:

•	which share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the shares; and

•	total costs and expenses associated with a particular share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charged, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class I Shares have no upfront sales charges and are not charged a Distribution and Servicing Fee. Such expenses are applicable to Class S and Class D Shares and will reduce the NAV or distributions of the other share classes. If you are eligible to purchase Class S and Class D Shares but not Class I Shares, then you should consider that Class D Shares are charged a lower Distribution and Servicing Fee. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held. Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to Class S and Class D Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class S Shares

Unless eligible for a sales load waiver, investors purchasing Class S Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each Shareholder may be up to 3.50%. The sales load for Class S Shares will be deducted out of the Shareholder’s purchase amount, and will not constitute part of Shareholder’s capital contribution to the Fund or part of the assets of the Fund. Investors may be able to buy Class S Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; or (iii) purchasing Class S Shares through a financial intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the financial intermediary through whom the subscription is made so it can notify the Fund.

Class S Shares are subject to a Distribution and Servicing Fee at an annual rate of up to 0.85% of the net assets of the Fund attributable to Class S Shares.

Class S Shares are available to any eligible investor.

Class D Shares

Unless eligible for a sales load waiver, investors purchasing Class D Shares will pay a sales load based on the amount of their investment in the Fund. The sales load payable by each Shareholder may be up to 2.00%. The sales load for Class D Shares will be deducted out of the Shareholder’s purchase amount, and will not constitute part of Shareholder’s capital contribution to the Fund or part of the assets of the Fund. Investors may be able to buy Class D Shares without a sales load, if applicable (i.e., “load-waived”), when they are: (i) reinvesting distributions; (ii) a current or former Trustee of the Fund; or (iii) purchasing Class D Shares through a financial intermediary that has a special arrangement with the Fund. It is the investor’s responsibility to determine whether a reduced sales load would apply. The Fund is not responsible for making such determination. To receive a reduced sales load, notification must be provided at the time of subscription. Notice should be provided to the financial intermediary through whom the subscription is made so it can notify the Fund.

Class D Shares are subject to a Distribution and Servicing Fee at an annual rate of up to 0.25% of the net assets of the Fund attributable to Class D Shares.

Class D Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (iii) through investment advisers that are registered under the Advisers Act or applicable state law and direct clients to trade with a broker dealer that offers Class D shares and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class I Shares

Class I Shares are sold at the prevailing NAV per Class I Share and are not subject to any upfront sales charge. Class I Shares are not subject to a Distribution and Servicing Fee.

Class I Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class I Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class I Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law that are also registered with or as a broker dealer, whose broker dealer does not receive any compensation from the Fund or from the Distributor, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and employees of Dawson, the Adviser or other affiliates and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

Exchange of Shares Between Classes

A Shareholder may exchange Shares for another Share class of the Fund, provided such Shareholder meets the eligibility requirements for the Share class it is exchanging into. All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Share class.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem his, her or its Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Fund (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Fund, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Repurchase offers, if any, will be made to all holders of Shares.

Subject to the Board’s discretion, under normal market circumstances, the Fund intends to conduct offers to repurchase up to 5% of the Shares outstanding (either by number of Shares or aggregate NAV) on a quarterly basis beginning no later than twelve months after the Fund commences investment operations. The Fund intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the 1934 Act and the 1940 Act, with the terms of such tender offer published in a tender offer statement to be sent to all Shareholders and filed with the SEC on Schedule TO.

In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. Subject to the aforementioned considerations, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Fund normally conducts a repurchase offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.

In certain circumstances, the Board may determine that the Fund shall not conduct a repurchase offer, or shall conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s NAV per Share, as of the valuation date, after reduction for all fees and expenses of the Fund for all periods through the valuation date, any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased. Under certain circumstances, the Board may offer to repurchase Shares at a discount to their prevailing NAV. The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. The Fund currently intends, under normal market conditions, to provide payment with respect to at least 95% of the repurchase offer proceeds within sixty-five (65) days after the Expiration Date (as defined below) of each repurchase offer, and may hold back up to 5% of repurchase offer proceeds until after the Fund’s year-end audit. Any such proceeds that are held back will be paid no later than 5 business days after the completion of such audit. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase.

Repurchase of Shares Process

The following is a summary of the process expected to be employed by the Fund in connection with the repurchase of Shares. Additional information with respect to such process will be included in the materials provided by the Fund to Shareholders in connection with each repurchase offer. If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information that Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.

Each repurchase offer generally is expected to commence approximately [forty-five (45)] days prior to the last business day of each calendar quarter, or on such other day as determined by the Board, in its sole discretion (the last business day of each such calendar quarter or such other day being a “Valuation Date”). The expiration date of a repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date. Fund Shares are expected to be repurchased approximately [sixty (60)] days following the relevant Valuation Date (such date, the “Repurchase Date”), and will be effected as of such Valuation Date. As such, the Repurchase Date for each repurchase offer should occur within sixty-five (65) calendar days after the Expiration Date of such offer.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Fund’s valuation procedures and will be distributed to all tendering Shareholders on a proportional basis. Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. Shareholders have the right to withdraw their written tenders after the expiration of forty (40) business days from the commencement of the offer, if not yet accepted by the Fund for payment.

The Board has discretion to hold back a portion of the amount due to tendering Shareholders, which shall not exceed 5% of the total amount due to such Shareholders. The second and final payment for the balance due shall be paid no later than [five (5) business] days after the completion of the annual audit of the Fund’s financial statements for the fiscal year in which the applicable repurchase is effected, with such balance being subject to adjustment as a result of the Fund’s annual audit or as a result of any other corrections to the Fund’s NAV as of the Valuation Date for the repurchase. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment and issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

A 2.00% Early Repurchase Fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. The Early Repurchase Fee will be equal to 2.00% of the NAV of any Shares repurchased by the Fund. Shares tendered for repurchase will be treated as having been repurchased on a “first in – first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining Shareholders. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund. The Early Repurchase Fee may be waived in the case of repurchase requests: (i) arising from the death or qualified disability of a shareholder; (ii) submitted by discretionary model portfolio management programs (and similar arrangements); (iii) from feeder funds (or similar vehicles) primarily created to hold the Fund’s Shares, where such funds seek to avoid imposing such a deduction because of administrative or systems limitations; and (iv) in the event that a Shareholder’s Shares are repurchased because the Shareholder has failed to maintain the $10,000 minimum account balance. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an Early Repurchase Fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the Early Repurchase Fee will apply uniformly to all Shareholders regardless of Share class. Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, subject to applicable law, the Fund is permitted to allocate pro rata to all Shareholders whose Shares are repurchased, costs and charges imposed by Underlying Funds or otherwise incurred in connection with the Fund’s Portfolio Investments, if the Adviser determines to liquidate such Shares as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own, and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

DISTRIBUTIONS

The Fund intends to elect to be treated, and to qualify annually thereafter, as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Shareholders. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund investments), non-capital gains proceeds from the sale of assets (including Fund investments), dividends or other distributions paid to the Fund on account of Fund investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV or Form 1042-S (or successor forms) identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be furnished to U.S. Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the DRIP unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund operates under a DRIP administered by UMB Fund Services, Inc., the Fund’s transfer agent (in such capacity, the “Transfer Agent”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, will be reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Shares acquired by subscription to the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions and other distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent and, thereafter, will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent no later than twenty (20) days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to the Transfer Agent at Dawson Private Markets Evergreen Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. Certain transactions can be performed by calling the toll free number [●].

DESCRIPTION OF SHARES

The Fund currently has a single class of Shares designated as Class I Shares. Following the issuance of the Multi-Class Exemptive Order, the Fund intends to offer three separate classes of Shares, designated as Class S, Class D and Class I Shares, and the Fund may offer additional classes of Shares in the future. Each class of Shares will be subject to certain different fees and expenses. There can be no guarantee that such Multi-Class Exemptive Order will be granted. Class S and Class D Shares will not be offered to investors until the Fund has received the Multi-Class Exemptive Order, if ever.

An investment in any Share class of the Fund represents an investment in the same assets of the Fund; however, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares are set forth in “Summary of Fees and Expenses”, and additional information is set forth in “Purchasing Shares”.

Shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class will have a different designation; (b) each class will bear any class-specific expenses; and (c) each class will have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, exclusive of any sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [●], 2026:

Share Class	Amount Authorized	Amount Held by the Fund for its Account	Amount Outstanding
Class I Shares	Unlimited	[●]	[●]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and his or her advisors should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of the material terms of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Multi-Class Exemptive Order, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus. There can be no guarantee that such Multi-Class Exemptive Order will be granted. Until the Multi-Class Exemptive Order is granted, if ever, the Fund will only offer Class I Shares.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights except as the Board may approve.

Liability of Shareholders

Under the Declaration of Trust, no Shareholder shall be subject to any personal liability whatsoever to any person in connection with the Fund’s property or the acts, obligations or affairs of the Fund. No Trustee shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) with or without cause only by an affirmative vote of two-thirds of the remaining Trustees (provided that the aggregate number of Trustees after such removal shall not be less than two); or (ii) by the Shareholders pursuant to the Declaration of Trust. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company” as those terms are defined by the 1940 Act and the necessary amendments to the Declaration of Trust to permit such a conversion, the Fund shall, upon complying with any requirements of the 1940 Act and Delaware law, become an “open-end” investment company upon the affirmative vote or consent of the holders of the Shares outstanding.

Limitation of Liability; Indemnification

The Declaration of Trust provides that any current or former Trustee, officer, employee or agent of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of any current or former Trustee, officer, employee or agent of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. All persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions and Exclusive Jurisdiction

The Declaration of Trust provides that, in addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may not bring a derivative action on behalf of the Trust unless: (a) the Shareholder makes a pre-suit demand upon the Trustees to bring the subject action (unless an effort to cause the Trustees to bring such an action is not likely to succeed as determined under the terms of the Declaration of Trust); (b) unless a demand is not required under paragraph (a), Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined NAV of all Shares issued and outstanding join in the request for the Trustees to commence such action (the “10% Threshold”); and (c) unless a demand is not required under paragraph (a), the Trustees are afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action (the “Shareholder Undertaking”). The provisions of the Declaration of Trust regarding the 10% Threshold and the Shareholder Undertaking do not apply to claims arising under the federal securities laws.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit but does not apply to claims arising under the federal securities laws.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the 1940 Act or the Declaration of Trust.

Term, Dissolution, and Liquidation

Unless dissolved and terminated pursuant to the Declaration of Trust, the Fund shall continue without limitation of time. The Fund shall be dissolved and terminated upon the affirmative vote to dissolve the Fund by the Trustees of the Board.

Upon the termination of the Fund, (i) the Fund shall carry on no business except for the purpose of winding up its affairs; (ii) the Trustees shall proceed to wind up the affairs of the Fund and all of the powers of the Trustees under the Declaration of Trust shall continue until the affairs of the Fund shall have been wound up, including the power to fulfill or discharge the contracts of the Fund, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property (as defined in the Declaration of Trust) to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property that requires Shareholder approval pursuant to the terms of the Declaration of Trust shall receive the approval so required; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly each, among the Shareholders according to their respective rights.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the 1940 Act and applicable Delaware law, and could result in additional expenses to the Shareholders.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund, to its qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code and to the acquisition, ownership, and disposition of Shares.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, Shareholders subject to the alternative minimum tax, tax-exempt organizations or governmental organizations, insurance companies, Shareholders that are treated as partnerships for U.S. federal income tax purposes, brokers or dealers in securities or currencies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds Shares as part of a straddle, hedging or other risk reduction strategy or conversion transaction or other integrated investment, real estate investment trusts, RICs, personal holding companies, persons required to accelerate the recognition of gross income as a result of such income being recognized on an applicable financial statements, persons who acquire an interest in the Fund in connection with the performance of services, Shareholders that are treated as partnerships for U.S. federal income tax purposes (and investors therein), persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to the three-year holding period rule in Section 1061 in the Code, persons who hold or receive Shares pursuant to the exercise of any employee stock options or otherwise as compensation, and tax qualified retirement plans, U.S. persons with a functional currency other than the U.S. dollar, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), and passive foreign investment companies (“PFICs”). This discussion does not discuss any aspects of U.S. estate or gift tax, state or local tax or non-U.S. tax nor does it discuss the special treatment under U.S. federal income tax laws that could result if the Fund invests in tax-exempt securities or certain other investment assets or realizes such income through investments in Portfolio Investments that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes. This discussion is limited to Shareholders that hold Shares as capital assets (within the meaning of the Code) and does not address owners of a Shareholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this Prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	a trust if (1) a court within the United States has primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions or (2) if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of Shares that is not a U.S. Shareholder and not a partnership for U.S. tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Prospective beneficial owners of Shares that are partnerships or partners in such partnerships are urged to consult their tax advisors with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated and the tax consequences to a Shareholder of an investment in Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Election and Qualification to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated, and intends to operate in a manner so as to continuously qualify annually thereafter, as a RIC under the Code. The Fund has made or intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements (as described below). The Fund’s qualification and taxation as a RIC depends upon its ability to satisfy on a continuing basis, through actual, annual operating results, distribution, income and asset, and other requirements imposed under the Code. However, no assurance can be given that the Fund will be able to meet the complex and varied tests required to qualify as a RIC or to avoid corporate level tax. In addition, because the relevant laws may change, compliance with one or more of the RIC requirements may be impossible or impracticable.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, or foreign currencies (including certain deemed inclusions) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies or other income, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”);

•	distribute to its Shareholders, for each taxable year, at least 90% of its investment company taxable income (which generally is the Fund’s net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year; and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of that issuer; and

•	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code, by the Fund and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

Taxation as a Regulated Investment Company

If the Fund (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its Shareholders.

As a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes (or is deemed to timely distribute) to its Shareholders as dividends. Instead, dividends the Fund distributes (or is deemed to timely distribute) to Shareholders generally will be taxable to Shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to Shareholders. The Fund will be subject to U.S. federal corporate-level income tax on any undistributed income and gains.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year (or the last day of its taxable year if the taxable year of the Fund ends with the month of November or December and the Fund elects to apply its taxable year in lieu of the one-year period ending October 31) and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Portfolio Investments, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. In addition, the Fund may choose to retain its net capital gains or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax, thereon. In either event described in the preceding two sentences, the Fund will only pay the excise tax on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

The Fund has an opt-out DRIP. The tax consequences to Shareholders participating in the DRIP are discussed in “Taxation of U.S. Shareholders” below.

The Fund may have investments (including through the Portfolio Investments) that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or the Portfolio Investments) actually receives a corresponding amount of cash in respect of such income. For example, if the Portfolio Investments hold, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds (including indirectly through the Portfolio Investments) debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. Further, the Fund may elect to amortize market discount with respect to debt securities acquired in the secondary market and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by the Portfolio Investments.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense is limited to 30% of its “adjusted taxable income” plus “floor plan financing interest expense.” It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to its Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a “C” corporation, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), such as the Portfolio Investments, or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments is generally not expected to adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income generally would be subject to U.S. corporate federal income tax (and possibly state and local taxes), which the Fund would indirectly bear through its ownership of such subsidiary.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (1) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (2) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

The Fund’s Investments - General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Underlying Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes).

An Underlying Fund in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in Underlying Fund. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other Financial Assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

The Fund may invest in investment grade and below investment grade fixed-income securities, including investment grade short-term debt obligations, convertible securities, money market instruments, repurchase agreements and restricted securities. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that the Fund distributes sufficient income in order to avoid the imposition of any material U.S. federal income or excise tax liability.

The Fund and the companies the Fund invests in will be generally subject to certain leverage limitations regarding the deductibility of interest expense for federal income tax purposes.

Non-U.S. Investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “Material U.S. Federal Income Tax Considerations – Qualification and Taxation as a Regulated Investment Company.”

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, the Fund may be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC (as discussed above). In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.

Non-U.S. Currency

The Fund’s functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Hedging and Derivative Transactions

In connection with its primary investment strategies, the Fund may choose to enter into certain hedging and derivative transactions, including through the use of certain options, futures contracts, forward contracts (including forward currency contracts, provided however, that the Fund generally does not intend to use forward contracts or similar instruments to obtain exposure to private markets), straddles and foreign currencies. Such transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Shareholders.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Shares beneficially owned by U.S. Shareholders (as defined above). If you are not a U.S. Shareholder this section does not apply to you. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders are urged to consult their tax advisors about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Distributions on, and Sale or Other Disposition of, the Fund’s Shares

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions the Fund pays to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally are taxable to U.S. Shareholders at the preferential rates applicable to long-term capital gains. Distributions of the Fund’s net capital gains (which generally are the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of in-kind of securities. Shareholders are urged to consult their tax advisors as to the possibility of the Fund distributing securities in-kind, as well as the specific tax consequences of owning and disposing any securities actually distributed in-kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay U.S. federal corporate income tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

A portion of the Fund’s ordinary income dividends paid to corporate U.S. Shareholders may, if the distributions consist of qualifying distributions received by the Fund and certain other conditions are met, qualify for the 50% dividends received deduction to the extent that the Fund has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Fund. The Fund expects only a small portion of the Fund’s dividends to qualify for this deduction. A corporate U.S. Shareholder may be required to reduce its basis in its Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors in determining the application of these rules in their particular circumstances.

U.S. Shareholders who have not “opted-out” of the DRIP will have their cash dividends and distributions automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the DRIP, the Fund may choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares is substituted, and the Fund’s U.S. Shareholders will be subject to tax on such amount as though they had received cash.

If the Fund is not a publicly offered RIC for any year, a U.S. Shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. Shareholder’s allocable share of the Management Fees and Incentive Fees paid to the Adviser and certain of the Fund’s other expenses for the year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. Most miscellaneous itemized deductions are disallowed for non-corporate taxpayers. Shareholders that are corporations for U.S. federal income tax purposes are not affected by the limitations on miscellaneous itemized deductions, but such limitations do apply to individual shareholders of Shareholders that are S corporations.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a “deemed dividend.” In this case, the Fund may report the retained amount as undistributed capital gains to its U.S. Shareholders, who will be treated as if each U.S. Shareholder received a distribution of its pro rata share of this gain, with the result that each U.S. Shareholder will (1) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (2) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, the Fund must provide written notice to its Shareholders prior to the expiration of sixty (60) days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. Any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares in the Fund shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder redeems, sells or otherwise disposes of its Shares in the Fund. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within thirty (30) days before or after the disposition. In such case, any disallowed loss is generally added to the U.S. Shareholder’s adjusted tax basis of the acquired Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

As soon as practicable after the end of each calendar year, the Fund will furnish to each U.S. Shareholder an annual Form 1099-DIV. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains). Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under relevant U.S. Treasury regulations, qualified REIT dividends earned by the Fund may qualify for the Section 199A deduction. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. U.S. Shareholders are urged to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income from Repurchases of Shares

In General. A U.S. Shareholder who participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as recognizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized income and gain (if any) would be calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally would be allowed to recognize a taxable loss (if the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased).

Sale or Exchange Treatment. In general, the tender and repurchase of Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares in the Fund;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders are urged to consult their tax advisors regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns none of the Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any of the Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution are urged to consult their tax advisors.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and such U.S. Shareholder’s tax basis in the repurchased Shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the Shares exceeds one year as of the date of the repurchase. Specified limitations apply to the deductibility of capital losses by U.S. Shareholders. However, if a U.S. Shareholder’s tendered and repurchased Shares have previously paid a long-term capital gain distribution (including, for this purpose, amounts credited as an undistributed capital gain) and such Shares were held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced within a 61-day period beginning thirty (30) days before and ending thirty (30) days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (1) whether the Fund has sufficient earnings and profits to support a dividend and (2) the U.S. Shareholder’s tax basis in the relevant Shares. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, if any, would be treated as a non-taxable return of investment to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares. Any such gain will be capital gain and will be long-term capital gain if the holding period of the Shares exceeds one year as of the date of the exchange. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Provided certain holding period and other requirements are satisfied, certain non-corporate U.S. Shareholders generally will be subject to U.S. federal income tax at a maximum rate of 20% on amounts treated as a dividend. This reduced rate will apply to: (i) 100% of the dividend if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income; or (ii) the portion of the dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund this year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gains from such sales exceeds net long-term capital loss from such sales) for that taxable year. Such a dividend will be taxed in its entirety, without reduction for the U.S. Shareholder’s tax basis of the repurchased Shares. To the extent that a tender and repurchase of a U.S. Shareholder’s Shares is treated as the receipt by the U.S. Shareholder of a dividend, the U.S. Shareholder’s remaining adjusted basis (reduced by the amount, if any, treated as a return of capital) in the tendered and repurchased Shares will be added to any Shares retained by the U.S. Shareholder.

To the extent that cash received in exchange for Shares is treated as a dividend to a corporate U.S. Shareholder, (i) it may be eligible for a dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations, and (ii) it may be subject to the “extraordinary dividend” provisions of the Code. Corporate U.S. Shareholders are urged to consult their tax advisors concerning the availability of the dividends-received deduction and the application of the “extraordinary dividend” provisions of the Code in their particular circumstances. No portion of any dividend is expected to be eligible for the dividends received deduction.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed dividend would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund of at least $2 million for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders are urged to consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax

An additional 3.8% surtax applies to the net investment income of non-corporate U.S. Shareholders (other than certain trusts) on the lesser of (1) the U.S. Shareholder’s “net investment income” for a taxable year and (2) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers or a surviving spouse, as defined by Section 2 of the Code). For these purposes, “net investment income” generally includes interest and taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Information Reporting and Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable distributions payable by U.S. Shareholders (a) who fail to provide the Fund with their correct taxpayer identification numbers (“TINs”) (generally on an IRS form W-9) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Fund that such U.S. Shareholder is subject to backup withholding. Certain U.S. Shareholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the U.S. Shareholder’s U.S. federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a U.S. Shareholder to furnish a certified TIN to the Fund could subject the U.S. Shareholder to a penalty imposed by the IRS.

FATCA generally requires that the Fund obtains information sufficient to identify the status of each Shareholder under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a Shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends the Fund pays. If a payment is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign Shareholders.

Taxation of Tax-Exempt Investors

Under current law, the Fund generally serves to prevent (1) the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, IRAs, 401(k) accounts, Keogh plans, pension plans and certain charitable entities) and (2) the attribution of indebtedness to its tax-exempt Shareholders if the Fund incurs indebtedness. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. A tax-exempt Shareholder may also recognize UBTI if the Fund were to recognize “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (other than U.S.-source interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally will be free of withholding as discussed in the following paragraph) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. In addition, if such Non-U.S. Shareholder is a foreign corporation, such Non-U.S. Shareholder may also be subject to a branch profits tax at a rate of 30% (or lower treaty rate, if applicable) on its effectively connected earnings and profits for the taxable year, subject to certain adjustments. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors. Non-U.S. Shareholders are urged to consult their tax advisors with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of non-U.S. taxes.

Unless a Non-U.S. Shareholder opts out of the DRIP, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional Shares of the Fund, rather than receiving cash dividends and distributions. Only the net after-tax amount will be reinvested in Shares of the Fund and the Non-U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.

Non-U.S. Shareholders should contact their tax advisors and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for one hundred eighty-three (183) days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN, IRS Form W-8BEN-E or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to FATCA, payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds, and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisor regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Shares. Shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN THE SHARES.

CUSTODIAN

UMB Bank, N.A. serves as the custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The principal business address of the custodian is 928 Grand Blvd., 10th Floor, Kansas City, MO 64106.

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund intends to enter into an administration agreement (the “Administration Agreement”) with a third-party administrator (the “Administrator”) under which the Administrator will perform certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including calculating the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for the services provided by the Administrator to the Fund, the Administrator will receive compensation for its services pursuant to the Administration Agreement (the “Administration Fee”).

The Administrator’s principal business address is [●].

TRANSFER AGENT AND DIVIDEND PAYING AGENT

UMB Fund Services, Inc. serves as the Fund’s Transfer Agent and dividend paying agent. The principal business address of the transfer agent and dividend paying agent is 235 West Galena Street, Milwaukee, WI 53212.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within sixty (60) days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

As soon as practicable after the end of each calendar year, the Fund will furnish a statement on IRS Form 1099-DIV or Form 1042-S to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), located at 115 Federal Street, Boston, MA 02110, serves as the independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund. No attorney-client relationship exists, however, between Kirkland & Ellis LLP and any other person solely by reason of such other person investing in the Fund.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Statement of Additional Information
SUBJECT TO COMPLETION, DATED APRIL 8, 2026

DAWSON PRIVATE MARKETS EVERGREEN FUND

STATEMENT OF ADDITIONAL INFORMATION

Class S Shares
Class D Shares
Class I Shares

[●], 2026

Dawson Private Markets Evergreen Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This Statement of Additional Information (“SAI”) relating to the Fund’s shares of beneficial interest (the “Shares”) does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto, dated [●], 2026. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling 647-925-1284, by writing to the Fund at 10 Bryant Park, 452 Fifth Ave., Suite 23011, New York, NY 10018, or by visiting [Website]. You may also obtain a copy of the Prospectus on the SEC’s website at www.sec.gov.

Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

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ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth in “Investment Program” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Program” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The Fund has adopted restrictions and policies relating to the Fund’s investments and activities. The below restrictions are the Fund’s only fundamental policies, which cannot be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act). For purposes of the foregoing, a “majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the Shares represented at a meeting at which more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) more than 50% of the outstanding Shares. The other policies and investment restrictions of the Fund are not fundamental policies of the Fund and may be changed by the Fund’s Board, upon prior notice to Shareholders, without Shareholder approval.

The Fund’s fundamental investment restrictions are as follows:

1.	Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	Senior Securities: The Fund may not issue senior securities or borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.	Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

The following notations are not considered to be part of the Fund’s fundamental investment restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the1933 Act.

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With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

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With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There will also be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. With respect to the Fund’s industry classifications, the Fund will utilize any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The investment restrictions and other policies described herein do not apply to Underlying Funds. The Fund will, however, consider the investments held by Underlying Funds, to the extent known, or should reasonably be known, in determining whether its investments are concentrated in any particular industry or groups of industries.

Unless otherwise indicated, all limitations under the Fund’s investment restrictions apply only at the time that a transaction is undertaken. Any later change in percentage resulting from any cause other than actions by the Fund, including from market fluctuations or other changes in the Fund’s total assets, such as changes resulting from one of the Fund’s repurchase offers, will not be considered a violation and will not require the Fund to dispose of an investment unless and until the Adviser determines that such disposition is in the Fund’s best interest.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

For the avoidance of doubt, the Fund’s investment objective and its policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Assets are non-fundamental and may be changed with the approval of the Board upon 60 days’ prior written notice to Shareholders.

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INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

•	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix A to the SAI, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

U.S. Debt Securities Risk. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Senior Loan Risk. The Fund may invest in senior floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans may be below investment grade and considered speculative because of the credit risk of their issuer. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

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There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the Adviser will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical ability of the Adviser.

The Fund may invest in Senior Loans rated below investment grade, which are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Illiquid investments are also difficult to value.

Although the Senior Loans in which the Fund may invest generally will be secured by specific collateral, there can be no assurances that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund may acquire Senior Loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

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The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors.

Second Lien Loans Risk. The Fund may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Below Investment Grade Securities Risk. The Fund may have exposure to below investment grade securities indirectly through investment vehicles. The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. Should rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

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The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Bank Loans Risk. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower

Risks of Loan Assignments and Participations. As the purchaser of an assignment, the Fund typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. Because assignments may be arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. In addition, if the loan is foreclosed, the Fund could become part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund may be required to pass along to a purchaser that buys a loan from the Fund by way of assignment a portion of any fees to which the Fund is entitled under the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Loan Interests Risk. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower, limiting the ability of lenders to take legal action to protect their interests in certain situations. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second or lower lien secured loans, and unsecured loans, will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan and the Fund may need to retain legal counsel to enforce its rights in any resulting event of default, bankruptcy, or similar situation. Interests in loans expose the Fund to the credit risk of the underlying borrower and may expose the Fund to the credit risk of the lender.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party. When the Fund’s loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and the Fund normally would not have any direct rights against the borrower. It is possible that the Fund could be held liable, or may be called upon to fulfill other obligations, with respect to loans in which it receives an assignment in whole or in part, or in which it owns a participation. The potential for such liability is greater for an assignee than for a participant.

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Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value, and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

To the extent the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund’s ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund normally will remain obligated to meet margin requirements until a derivatives position is closed.

Rule 18f-4 under the 1940 Act regulates and limits the Fund’s use of derivatives. The Fund operates as a “limited derivatives user,” as defined in Rule 18f-4, and has adopted policies and procedures to monitor compliance with such qualification. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). In the event the Fund were not able to qualify as a limited derivatives user, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

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The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

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In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser, with respect to the Fund, has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

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Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities (commonly known as “junk bonds”). Lower-rated debt securities involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities and, as such, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless, and the Fund could lose its entire investment.

Zero Coupon and PIK Bonds. The Fund may invest in zero coupon or PIK bonds. Because investors in zero coupon or PIK bonds receive no cash prior to the maturity or cash payment date applicable thereto, an investment in such securities generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

Stressed and Distressed Investments. The Fund may invest in securities and other obligations of companies that involve significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. Distressed securities include loans, bonds and notes, many of which are not publicly traded, and may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any investment opportunity involving any such type, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which may be less than the purchase price paid by the Fund for the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including, but not limited to: (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and/or (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund invests, there is a potential risk of loss by the Fund of its entire investment in such companies.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

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Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Securities of Other Registered Investment Companies. The Fund may invest, subject to applicable regulatory limits, in the securities of other investment companies, including open-end management companies, closed-end management companies (including business development companies or “BDCs”) and unit investment trusts. The Fund may also invest in ETFs, as described in additional detail under “ETFs and Other Exchange-Traded Investment Vehicles” below.

Under the 1940 Act, subject to the Fund’s own more restrictive limitations, if any, the Fund’s investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the Fund’s total assets with respect to any one investment company; and (3) 10% of the Fund’s total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder may allow the Fund to invest in another investment company in excess of these limits. In particular, Rule 12d1-4 under the 1940 Act allows the Fund to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12(d)(1) of the 1940 Act, subject to certain limitations and conditions on the Fund and the Adviser, including limits on control and voting of acquired funds’ shares, evaluations and findings by the Adviser and limits on most three-tier fund structures.

When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio securities. In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s advisory fees and other operating expenses. Fees and expenses incurred indirectly by the Fund as a result of its investment in shares of one or more other investment companies generally are referred to as “acquired fund fees and expenses” and may appear as a separate line item in the Fund’s fee table in the Prospectus. For certain investment companies, such as BDCs, these expenses may be significant. In addition, the shares of closed-end management companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuer’s portfolio securities. Historically, shares of closed-end funds, including BDCs, have frequently traded at a discount to their net asset value, which discounts have, on occasion, been substantial and lasted for sustained periods of time.

Certain money market funds that operate in accordance with Rule 2a-7 under the 1940 Act float their NAV while others seek to preserve the value of investments at a stable NAV (typically $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed, and it is possible for the Fund to lose money by investing in these and other types of money market funds. In certain circumstances, the money market fund may impose (or be required to impose) a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee).

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ETFs and Other Exchange-Traded Investment Vehicles. The Fund may invest, subject to applicable regulatory limits, in the securities of ETFs and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold. The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers. ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to the Fund’s investment in securities of ETFs.

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange- traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities). Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Reverse Repurchase Agreements. In a reverse repurchase agreement, the Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which the Fund is obligated to repurchase them. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Adviser monitors the creditworthiness of counterparties to reverse repurchase agreements. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 under the 1940 Act permits the Fund to enter into such transactions if the Fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act (that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness) or (ii) treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

Restricted Securities and Rule 144A Securities. The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

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Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Underlying Fund Managers believe accurately reflects fair value.

Special Purpose Acquisition Companies. The Fund may invest in stock, warrants or other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash. If an acquisition is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders.

Because SPACs and similar entities are essentially blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. SPACs may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, which may prevent the entity’s management from completing the transaction. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, SPACs may trade in the over-the-counter market and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.

Publicly Traded Equity Securities Risk. Stock markets are volatile, and the prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly underperformed relative to fixed-income securities. Common stocks of companies that operate in certain sectors or industries tend to experience greater volatility than companies that operate in other sectors or industries or the broader equity markets. For example, publicly traded equity securities of private equity funds and private equity firms tend to experience greater volatility than other companies in the financial services industry and the broader equity markets. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A common stock may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Private Investments in Public Equity. The Fund may invest in securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer.

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PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the 1933 Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Competition for Access to Private Asset Investment Opportunities. Certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates; however, unregistered funds also managed by the Adviser or its affiliates are not prohibited from the same transactions. The 1940 Act also imposes significant limits on co-investments with affiliates of the Fund. The Fund has applied for a Co-Investment Exemptive Order from the SEC, which, if granted, would expand the Fund’s ability to co-invest alongside its affiliates in privately negotiated investments. However, the Co-Investment Exemptive Order contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve its desired investment returns. There is no assurance as to when, if at all, the Co-Investment Exemptive Order will be granted.

MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, principal business occupations during the past five years, and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Declaration of Trust, each Trustee’s term of office shall continue until the Trustee’s death, resignation or removal.

The address of each Trustee is care of the Secretary of the Fund at 10 Bryant Park, 452 Fifth Ave., Suite 23011, New York, NY 10018.

Name and Year of Birth	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee During Past 5 Years(3)
Independent Trustees(1)
Scott Higbee (1973)	Trustee	Since inception	Managing Director at Portfolio Advisors LLC, 2020-2025	N/A
Andrew Owen (1960)	Trustee	Since inception	President and Chief Executive Officer of Allspring Funds Management, LLC, 2017-2025 and Head of Global Fund Governance of Allspring Global Investments, 2022-2025; Co-President of Galliard Capital Management, LLC (an affiliate of Allspring Global Investments), 2019-2022	N/A
Mitchell Tanzman (1959)	Trustee	Since inception	Managing Director at Macquarie Asset Management, 2022-2025; Co-Chief Executive Officer of Central Park Group, LLC, 2006-2022	N/A
Interested Trustees(2)
Derek Miners (1976)	Trustee	Since inception	Chief Operating Officer at Dawson Partners Inc., since 2023; Partner at Dawson Partners Inc., since 2021; Senior Principal – Head of Active Portfolio Management at Dawson Partners Inc., 2019-2021	[N/A]
Giorgio Riva (1984)	President, Chief Executive Officer and Trustee	Since inception	Partner at Dawson Partners Inc., since 2017	[N/A]

(1)	Each Independent Trustee serves on the Board’s Audit Committee and Nominating and Governance Committee.

(2)	“Interested person,” as defined in the 1940 Act, of the Fund due to their affiliation with the Adviser.

(3)

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the 1940 Act.

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Executive Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees is set forth below, including their ages, addresses, positions held, lengths of time served and principal business occupations during the past five years. The term of office for each officer is indefinite (i.e., until death, resignation, retirement, or removal). The address of each officer is care of the Secretary of the Fund at 10 Bryant Park, 452 Fifth Ave., Suite 23011, New York, NY 10018.

Name and Year of Birth	Position(s) held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kevin Brown (1989)	Chief Financial Officer and Treasurer	Since inception	Vice President, Corporate Finance at Dawson Partners Inc., since 2023; Employed in various positions at Dawson Partners Inc., since 2018
Jennifer McGoey (1982)	Chief Compliance Officer	Since inception	Partner and Chief Compliance Officer at Dawson Partners Inc., since 2025 and 2022, respectively; Employed in various positions at Dawson Partners Inc., since 2020

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

Scott Higbee

Scott Higbee has served on the Board as an Independent Trustee since 2026. Mr. Higbee was previously the Managing Director at Portfolio Advisors, LLC from 2020 until 2025 and has been working in the private markets since 2000. Prior to joining Portfolio Advisors, he was a Senior Managing Director at GoldPoint Partners where he led global capital raising for mid-market equity and credit strategies. Before that, he was a Partner at Partners Group, where he served as President of Partners Group (USA) and headed the New York office, leading business development and capital raising in the Americas. Mr. Higbee holds both a B.S. and an M.B.A. from The Marriott School of Business at Brigham Young University.

Andrew Owen

Andrew Owen has served on the Board as an Independent Trustee since 2026. Mr. Owen was previously President, Chief Executive Officer and a member of the board of directors of Allspring Funds Management, LLC from 2017 until 2025 and Head of Global Fund Governance of Allspring Global Investments from 2022 until 2025. In addition, Mr. Owen was co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, from 2019 to 2022. Prior thereto, Mr. Owen served as Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. Mr. Owen holds a B.A. from the University of Pennsylvania, an M.B.A. from the University of Michigan Ross School of Business and is a Chartered Financial Analyst charter holder. He also currently serves as a member, and the President, of the board directors of the Sterne School and previously served as a member of the board of directors of the Investment Company Institute from 2019 to 2024.

Mitchell Tanzman.

Mitchell Tanzman has served on the Board as an Independent Trustee since 2026. Mr. Tanzman was previously a Managing Director at Macquarie Asset Management. Mr. Tanzman joined Macquarie as part of Macquarie’s 2022 acquisition of Central Park Group, where he was co-chief executive officer and co-chief investment officer from 2006 until 2022. Mr. Tanzman has more than 30 years of experience in alternative investments, including fund-of-funds portfolio management. Prior to co-founding Central Park Group in 2006, Mr. Tanzman served as co-head of UBS Financial Services Alternative Investment Group and was a member of the firm’s Operating Committee. Before UBS, Mr. Tanzman worked at Oppenheimer & Co.’s asset management group, and ultimately co-managed the firm’s alternative investment department and was a member of the firm’s Management Committee. Mr. Tanzman began his career at Stroock & Stroock & Lavan as an attorney specializing in investment companies and advisory services. Mr. Tanzman is Vice Chair of the board of trustees of Emory University and Chairman of the Emory Audit and Compliance Committee. Mr. Tanzman previously Chaired Emory University’s Investment Committee and the Development Committee. Mr. Tanzman graduated from Emory University and earned his Juris Doctor degree from the University of Chicago Law School.

Interested Trustees

Derek Miners

Derek Miners has served as a Trustee of the Fund since 2025. Mr. Miners joined Dawson in 2019 and has 26 years of private equity, operations and capital markets experience. Prior to joining Dawson, Mr. Miners spent 15 years with CPPIB in increasingly senior roles across Private Investments, Treasury, and Public Market Investments. Most recently, Mr. Miners spent four years as a Managing Director in CPPIB’s Capital Markets & Factor Investing team, focusing on financing, liquidity, collateral management and trading. Prior to CPPIB, Mr. Miners held positions in investment-finance at Ontario Teachers’ Pension Plan (“OTPP”) and in Deloitte’s financial institutions audit practice. Mr. Miners holds a Bachelor of Commerce degree from the University of Toronto, has a Chartered Professional Accountant designation and is a Chartered Financial Analyst charter holder.

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Giorgio Riva

Giorgio Riva has served as President, Chief Executive Officer and Trustee of the Fund since 2026. Mr. Riva joined Dawson in 2017 and has 18 years of private equity and investment banking experience. Prior to joining Dawson, Mr. Riva spent seven years at CPPIB, most recently as Principal within the Secondaries & Co-Investments group. In this role, Mr. Riva was a senior member of CPPIB’s secondaries business, leading and supporting the origination and execution of some of CPPIB’s largest transactions. Additionally, Mr. Riva represented CPPIB on several limited partner advisory boards in North America and was a member of investment committees reviewing private equity funds and Asian private equity opportunities. Prior to joining CPPIB, Mr. Riva worked in the investment banking group at Scotiabank in Toronto. During his time at Scotiabank, Mr. Riva focused on mergers and acquisitions and equity/debt underwriting for the bank’s largest relationships across insurance, banking and asset management. Mr. Riva holds a Bachelor of Commerce degree and a Master of Economics degree from McGill University.

Trustee Share Ownership

As of [•], 2026, the Fund had not commenced investment operations and none of the Trustees or officers of the Fund owned any Shares of the Fund as of such date.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

The Independent Trustees are each paid an annual retainer of $75,000. The Independent Trustees are also reimbursed for out-of-pocket expenses in connection with providing services to the Fund. The Trustees who are “interested persons”, as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund. The Fund does not have any retirement plan for the Fund’s Trustees. The Independent Trustees’ compensation below is estimated for the Fund’s fiscal year ending March 31, 2027.

Name of Independent Trustee	Aggregate Compensation from the Fund
Scott Higbee	$75,000
Andrew Owen	$90,000
Mitchell Tanzman	$75,000

Compensation of the Portfolio Manager

The Adviser’s financial arrangements with its portfolio manager, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio manager may receive all or some combination of salary, annual bonus, long-term incentive plan participation and allocation of carried interest in, and distributions from, certain affiliates of Dawson.

Other Accounts Managed by the Portfolio Manager

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Manager and assets under management in those accounts, as of [•], 2026.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Management Fee is Performance Based	Assets Managed for which Management Fee is Performance Based
Nadeem Kheraj
Registered Investment Companies	[•]	[•]	[•]	[•]
Other Pooled Investment Vehicles	[•]	[•]	[•]	[•]
Other Accounts	[•]	[•]	[•]	[•]

As of [•], 2026, the Fund had not commenced investment operations and the Fund’s Portfolio Manager does not own any Shares of the Fund as of such date.

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 Codes of Ethics

The Fund and the Adviser have each adopted a code of ethics that (i) establishes procedures for personal investments and restrict certain personal securities transactions and (ii) contains provisions reasonably necessary to prevent access persons (as such term is defined in Rule 17j-1 under the 1940 Act) from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this SAI forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Fund’s investments do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Fund may receive notices, proposals, requests or elections from an Underlying Fund or a portfolio company held through a Secondary Investment, Co-Investments or Primary Investment seeking the consent of or voting or election by holders, and may also vote on matters relating to the other Private Assets. The Board has delegated the voting of proxies for the securities held in the Fund’s portfolio to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies, the Adviser will vote proxies, amendments, consents, elections or resolutions related to Fund securities in the best interests of the Fund and its Shareholders. The Adviser’s proxy voting procedures are included in Appendix B of this SAI. Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings during the 12-month period ending June 30 will be available, without charge, upon request by calling (202) 551-8900 and on the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses agents, brokers and dealers in the normal course of business. The Adviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and responsible to the Fund and in accordance with the Adviser’s investment allocation policy.

For transactions where it does engage agents, brokers or dealers, in selecting such agents, brokers and dealers the Adviser generally seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition, reputation and execution capability of the agent, broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Management Fee will not be reduced if the Adviser receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Purchases and sales of certain debt securities generally are transacted with issuers, underwriters, or dealers that serve as primary market-makers, who act as principals for the securities on a net basis. Most of these transactions will be principal transactions at net prices for which the Fund generally will incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling assignment or participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for certain debt securities, including loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire certain loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire those loans consistent with its investment policies. Sales to dealers are effected at bid prices.

In some instances, the Fund will subscribe for interests in an Underlying Fund directly from the Underlying Fund, and in other instances, the Fund will purchase interests in an Underlying Fund from a third party, and such purchases by the Fund are generally subject to transaction expenses. However, given the private markets focus of a majority of the Underlying Funds, significant brokerage commissions are not anticipated to be paid by such funds.

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CERTAIN CONSIDERATIONS APPLICABLE TO U.S. RETIREMENT PLANS AND ARRANGEMENTS

Persons who are fiduciaries with respect to investors using the plan assets of U.S. employee benefit plans or other retirement arrangements (“Plans”), including employee benefit plans or entities subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), “individual retirement accounts” (each, an “IRA”), Keogh plans or other arrangements or entities which are not subject to ERISA but are subject to the prohibited transaction rules of Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

The following discussion of certain ERISA and related considerations is based on statutory authority and judicial and administrative interpretations as of the date of this SAI and is designed only to provide a general understanding of certain basic issues. Accordingly, this discussion should not be considered legal advice and the trustees and other fiduciaries of each Plan are encouraged to consult their own legal advisors on these matters.

General Fiduciary Considerations

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. Plans that are not subject to ERISA may be subject to similar requirements under other applicable law. Accordingly, in determining whether an investment in the Fund is appropriate for a Plan, fiduciaries should give appropriate consideration to, among other things, the role that the investment plays in the composition of the Plan’s portfolio with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the Plan, the income tax consequences of the investment and the projected return of the total portfolio relative to the Plan’s funding objectives. Before investing the assets of a Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing considerations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular Plan, and whether the assets of the Plan would be sufficiently diversified. Plan fiduciaries also should confirm that investment in the Fund is consistent, and complies, with the governing provisions of the Plan, including any eligibility and nondiscrimination requirements that may be applicable under law with respect to any “benefit, right or feature” affecting the qualified status of the plan or arrangement, which may be of particular importance for certain participant-directed plans given that the Fund sells Shares only to Eligible Investors, as described herein. If a fiduciary with respect to any ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

In addition, each Plan should consider the fact that none of the Adviser, the Board or any of their respective affiliates or employees will act as a fiduciary to any Plan with respect to the decision to invest such Plan’s assets in the Fund or with respect to the operation and management of the Fund. Neither the Adviser nor the Board is undertaking to provide any advice or recommendation, including, without limitation, in a fiduciary capacity, with respect to a prospective investor’s decision to invest in the Fund, and such decision must be made by each prospective investor on an arm’s length basis. It is intended, as discussed below, that the Fund will not hold “plan assets” of any Benefit Plan for purposes of Title I of ERISA and Section 4975 of the Code (“Plan Assets”).

Prohibited Transactions

Fiduciaries of Benefit Plans should also consider whether an investment in the Fund could involve a direct or indirect transaction with a “party in interest” or “disqualified person” as defined in ERISA and Section 4975 of the Code, and if so, whether an exemption is available. ERISA and Section 4975 of the Code contain a statutory prohibited transaction exemption permitting a Benefit Plan to enter into a transaction with a person who is a party in interest or a disqualified person solely by reason of being a non-fiduciary service provider to the Benefit Plan or being affiliated with such a service provider, provided that the transaction is for “adequate consideration.” Certain administrative prohibited transaction exemptions may also be available.

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Fiduciaries of Benefit Plans should also consider whether an investment in the Fund could involve a conflict of interest. A prohibited conflict could occur, for example, if the fiduciary acting on behalf of a Benefit Plan has any interest in or affiliation with the Fund, the Adviser or the Board that could affect the fiduciary’s best judgment as a fiduciary, even if exemptive relief might otherwise be available.

A nonexempt prohibited transaction could result in significant penalties, liabilities, excise taxes or other adverse consequences to the relevant fiduciary, party in interest or disqualified person, as applicable.

Plan Assets

The U.S. Department of Labor (“DOL”) has adopted a regulation at 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA (the “Plan Assets Rules”), which generally provides that when a Benefit Plan acquires an equity interest in certain pooled investment vehicles, such vehicle’s assets are treated as Plan Assets. The Plan Assets Rules provide, however, that, in general, investment companies registered under the 1940 Act are not deemed to be subject to ERISA or Section 4975 of the Code merely because of investments made in the fund by Benefit Plans. Accordingly, the underlying assets of the Fund should not be considered to be the Plan Assets of the Benefit Plans investing in the Fund for purposes of ERISA or Section 4975 of the Code.

The Fund will require each Plan investing in the Fund (and each person causing such Plan to invest in the Fund) to represent that it, and any such fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest the Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, Section 4975 of the Code and any similar laws, as applicable.

Reporting Obligations

ERISA and regulations issued thereunder require that fiduciaries of ERISA Plans report to the DOL the current value of and other information with respect to the assets of such plans. Because there will be no public market for Shares in the Fund, a Plan fiduciary may not have an independent basis on which to determine the fair market value of such Shares. ERISA Plans may also be required to report certain compensation paid for certain services provided by an entity such as the Fund as “reportable indirect compensation” on Schedule C to IRS Form 5500 (“Form 5500”). To the extent that any compensation arrangements described herein constitute reportable indirect compensation, any such descriptions are intended to satisfy the disclosure requirements for the alternative reporting option for “eligible indirect compensation,” as defined for purposes of Schedule C to Form 5500.

IRA Investors

Shares may be purchased or owned by investors who are investing assets of their IRAs. In consultation with its advisors, each prospective investor that is an IRA should carefully consider whether an investment in the Fund is appropriate for and permissible under the terms of its governing documents. Fiduciaries of investors that are IRAs should consider in particular that Shares in the Fund will be illiquid and that it is not expected that a significant market will exist for the resale of such Shares, as well as the other general fiduciary considerations described above.

Although IRAs are not generally subject to ERISA, they are subject to the provisions of Section 4975 of the Code, which prohibit transactions with “disqualified persons” and investments and transactions involving fiduciary conflicts. A prohibited transaction or conflict of interest could arise if the fiduciary making the decision to invest has a personal interest in or affiliation with the Fund, the Adviser, the Board or any of their affiliates, or if the fiduciary’s exercise of best judgment as a fiduciary is otherwise compromised in making such investment decision. A prohibited transaction or conflict of interest that involves the beneficiary of the IRA could result in disqualification of the IRA and assessment of penalties.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI is general, does not purport to be a thorough analysis of ERISA or the Code, may be affected by future publication of regulations and rulings and should not be considered legal advice. Potential investors that are Benefit Plans and their fiduciaries should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares. Employee benefit plans that are not subject to the requirements of ERISA or Section 4975 of the Code (such as governmental plans, non-U.S. plans and certain church plans) may be subject to similar rules under other applicable laws or documents, and also should consult their own advisers as to the propriety of an investment in the Fund and any related requirements.

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By acquiring Shares of the Fund, a Shareholder acknowledges and agrees that: (i) any information provided by the Fund, the Adviser, the Board or any of their respective affiliates (including information set forth in the Prospectus and this SAI) is not a recommendation to invest in the Fund and that none of the Fund, the Adviser, the Board or any of their respective affiliates is undertaking to provide any investment advice to the Shareholder (impartial or otherwise), or to give advice to the Shareholder, including in a fiduciary capacity, in connection with an investment in the Fund and, accordingly, no part of any compensation received by the Adviser, the Board or any of their affiliates is for the provision of investment advice to the Shareholder; (ii) the Adviser, the Board and their affiliates have a financial interest in the Shareholder’s investment in the Fund on account of the fees and other compensation they expect to receive from the Fund as disclosed in this SAI, the Prospectus, the Declaration of Trust and the other documents governing the Fund; and (iii) if it is, or at any time that it holds Shares will be a Plan, it (and each person causing such Plan to invest in the Fund) is aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest such Plan’s assets in the Fund was made with appropriate consideration of relevant investment factors with regard to such Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA, Section 4975 of the Code and any similar laws, as applicable.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own 25% or more of the outstanding Shares of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [•], 2026 the Fund had not commenced investment operations, and the only Shares of the Fund outstanding were owned by an affiliate of the Adviser.

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FINANCIAL STATEMENTS

Dawson Private Markets Evergreen Fund

(A Delaware Statutory Trust)

Audited Financial Statements

March 31, 2026

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dawson Private Markets Evergreen Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Dawson Private Markets Evergreen Fund (the "Fund"), as of March 31, 2026, the related statements of operations for the period from November 26, 2025 to March 31, 2026, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations for the period from November 26, 2025 to March 31, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 2, 2026

We have served as the auditor of one or more Dawson Partners (US) Inc. investment companies since 2026.

Dawson Private Markets Evergreen Fund

Statement of Assets and Liabilities
March 31, 2026

(Expressed in U.S. Dollars)

Assets
Cash	$100,000
Receivable from Adviser	40,873
$140,873
Liabilities
Accounts payable and accrued expenses	$40,873
Net Assets	$100,000
Net assets attributable to:
Class I Shares:
Net Assets	$100,000
Outstanding Shares	10,000
Net Asset Value per Share	$10.00

The accompanying notes are an integral part of these financial statements.	PAGE 2

Dawson Private Markets Evergreen Fund

Statement of Operations

For the period from November 26, 2025 to March 31, 2026

(Expressed in U.S. Dollars)
Expenses
Professional fees	$36,435
Operating expenses	4,438
Total expenses prior to reductions	40,873
Expense reductions	(40,873)
Total expenses after reductions	-
Net increase (decrease) in net assets resulting from operations	$-

The accompanying notes are an integral part of these financial statements.	PAGE 3

Dawson Private Markets Evergreen Fund
Notes to Financial Statements
March 31, 2026

NOTE 1 – ORGANIZATION

Dawson Private Markets Evergreen Fund (the “Fund”) is a Delaware statutory trust formed on November 26, 2025 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Dawson Partners (US) Inc. serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the United States Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of the Fund’s Board of Trustees, (the “Board”), the Adviser will be responsible for the overall business and affairs of the Fund, will have full discretion to invest the assets of the Fund in a manner consistent with the investment objective of the Fund and will be solely responsible for investment decisions with respect to the Fund.

The Fund’s investment objective is to seek to generate returns, principally through long-term capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a broad portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other funds or vehicles that hold primarily non-public assets (“Underlying Funds”) (e.g., commingled investment vehicles that generally acquire portfolios of private equity and other private assets within a defined strategy) managed by unaffiliated asset managers (“Underlying Fund Managers”), including fund-of-funds, and secondary market purchases of interests in private companies and assets, including through portfolio sales and multi-asset continuation vehicles and co-investment portfolio acquisitions in each case managed by Underlying Funder Managers (collectively, “Secondary Investments”); (ii) co-investments alongside Underlying Funds or in single asset continuation vehicles, in each case through vehicles managed by Underlying Fund Managers (collectively, “Co-Investments”); and (iii) primary investments in Underlying Funds (“Primary Investments”).

Under normal circumstances, the Fund will invest (which for this purpose includes unfunded capital commitments) at least 80% of its net assets (plus borrowings for investment purposes) in Private Assets. Private Assets are defined as Secondary Investments, Co-Investments, Primary Investments and securities or other instruments acquired by the Fund in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), including Rule 144A securities, privately placed bank loans, restricted securities, securities acquired in private placements and similar private investments, and securities or other instruments for which no secondary market is readily available. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Underlying Funds that the Fund reasonably expects to be called in the future, as qualifying Private Assets for purposes of its 80% policy. The Fund may make investments through one or more wholly-owned subsidiaries.

The Fund currently has a single class of common shares of beneficial interests (“Shares”) designated as Class I Shares. The Fund has applied to the SEC for, and expects to be granted, an exemptive order that would permit the Fund to offer more than one class of Shares (the “Multi-Class Exemptive Order”). However, there can be no guarantee that such Multi-Class Exemptive Order will be granted and until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Class I Shares. Following the issuance of the Multi-Class Exemptive Order, the Fund intends to offer three separate classes of Shares, designated as Class S, Class D and Class I Shares. Each class of Shares will be subject to certain different fees and expenses, and the Fund may offer additional classes of Shares in the future. Shares of each class of the Fund will represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class will have a different designation; (b) each class will bear any class-specific expenses; and (c) each class will have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class. Shares generally will be offered on the first business day of each calendar month at the Fund’s then current net asset value (“NAV”) per share, as of the last calendar day of the prior month. Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Advisers Act.

Dawson Private Markets Evergreen Fund
Notes to Financial Statements
March 31, 2026

The Fund had no operations to date other than matters relating to the sale and issuance of 10,000 Class I Shares of the Fund to Dawson Partners Investco Inc. for an aggregate purchase price of $100,000 on March 26, 2026 and certain matters related to its organization and registration.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and is accounted for in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and, therefore, all investments are recorded at fair value in accordance with ASC Topic 820, Fair Value Measurement.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period and disclosures in the financial statements. Management believes that the estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from those estimates and such differences could be material to the Fund’s financial statements.

Cash

Cash is comprised of cash held at a financial institution, which, at times, such balance may exceed the Federal Deposit Insurance Corporation insurance limits. The carrying amount of cash approximates the fair value. As of March 31, 2026, the Fund held deposits of $100,000 with UMB Bank, N.A, the Fund’s custodian.

Income Taxes

The Fund intends to elect to be treated as, and intends to qualify to be treated as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund generally will not be subject to U.S. federal corporate income tax on the income it distributes as deductible dividends, provided that it distributes substantially all of its net investment company taxable income and meets certain qualifying income and diversification requirements each year. Accordingly, no provision for federal income taxes has been recorded in the accompanying financial statements.

The Fund may be subject to a nondeductible federal excise tax on certain undistributed income and gains. No excise tax provision has been recorded for the period from November 26, 2025 to March 31, 2026.

Since the Fund had no operations since inception and based on management’s evaluation of the Fund’s tax position under FASB ASC Topic 740, Income Taxes, no provision for income tax is required in the Fund’s Statement of Assets and Liabilities as of March 31, 2026.

Dawson Private Markets Evergreen Fund
Notes to Financial Statements
March 31, 2026

NOTE 3 – AGREEMENTS AND FEES

Investment Management Agreement

Pursuant to an investment management agreement, by and between the Adviser and the Fund (the “Investment Management Agreement”), the Fund will pay the Adviser (or its designee) a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee.

The Adviser (or its designee) will be entitled to receive a base management fee from the Fund (the “Management Fee”). The Management Fee will be payable monthly in arrears at an annual rate of 1.50% based on the Fund’s NAV calculated as of the last calendar day of each month. The Adviser has agreed, pursuant to a management fee waiver, for each class of Shares, to waive 1.00% of the Management Fee that would be otherwise payable for the 12-month period following the date of commencement of the Fund’s operations.

The Fund will pay the Adviser (or its designee) an incentive fee (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined in the Investment Management Agreement). The Incentive Fee will be accrued monthly and paid quarterly.

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, pursuant to which the Adviser (or its designee) has agreed to waive fees that it would otherwise be paid and/or to assume (or have an affiliate thereof assume) expenses of the Fund, if required to ensure the annual operating expenses of the Fund (excluding the Management Fee, the Incentive Fee, any Distribution and Servicing Fee (defined below) and any fees payable to the distributor, all expenses of wholly-owned subsidiaries of the Fund through which the Fund invests, all expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including any management fees, performance-based incentive fees and administrative service fees), all fees and expenses of Portfolio Investments (as defined in the Expense Limitation Agreement) (including all acquired fund fees and expenses), fees payable to third parties in connection with the sourcing or identification of Portfolio Investments, transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions and costs, associated with the acquisition, disposition and maintenance of the Fund’s investments; dividend and interest payments and expenses (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), fees and expenses incurred in connection with credit facilities obtained by the Fund, taxes, litigation and other extraordinary expenses, as determined in the sole discretion of the Adviser (collectively, “Excluded Expenses”), do not exceed 0.75% per annum of the average monthly net assets of each class of Shares in the relevant period (the “Expense Limitation”).

With respect to each class of Shares, the Fund agrees to repay to the (i) Adviser (or its designee) any fees waived under the Expense Limitation Agreement and/or (ii) Adviser, or an affiliate thereof, any expenses assumed in excess of the Expense Limitation for such class of Shares, provided the repayments do not cause annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the Expense Limitation in place at the time the fees were waived and/or the expenses were assumed, or the Expense Limitation in place at the time the Fund repays the Adviser (or its designee) or its affiliate, whichever is lower. Any such repayments must be made within three years after the month in which the Adviser (or its designee) or its affiliate incurred the expense. The Expense Limitation Agreement will have an initial term of one year from the commencement of the Fund’s operations, and the Adviser may determine to extend the term for a period of one year on an annual basis, subject to the approval by the Board, including a majority of the independent trustees.

As of the date of these financial statements, the Fund’s initial expenses were assumed and will be paid by the Adviser and are subject to reimbursement by the Fund after the commencement of operations.

Dawson Private Markets Evergreen Fund
Notes to Financial Statements
March 31, 2026

Custody Agreement

UMB Bank, N.A. serves as the custodian of the Fund’s assets pursuant to a Custody Agreement entered into between UMB Bank, N.A. and the Fund. The custodian is responsible for maintaining custody of the Fund’s assets and may hold such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act.

NOTE 4 – SUBSEQUENT EVENTS

The Fund has evaluated events through April 2, 2026, the date the financial statements are available to be issued, and has determined that there are no subsequent events that require adjustments to, or disclosures in, the financial statements.

Appendix A – DESCRIPTION OF SECURITIES RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P Global Ratings”) and Fitch Ratings, Inc. (“Fitch”), respectively. As described by the rating agencies, ratings generally are given to securities at the time of issuances. While the rating agencies may revise such ratings from time to time, they undertake no obligation to do so.

Moody’s

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, the hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the Variable Municipal Investment Grade (“VMIG”) scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. For VRDOs, the VMIG short-term payment obligation rating is typically assigned if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

S&P Global Ratings

Description of S&P Global Ratings’ Issue Credit Ratings1

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation; and the promise S&P Global Ratings imputes; and

•	The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

[1]	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch

Description of Fitch’s Long-Term Credit Ratings

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are assigned and often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment-grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of payments linked to performance of an equity index).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ’+’ may be appended.

Description of Fitch’s Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Corporate Finance defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B – PROXY VOTING PROCEDURES

Dawson Private Markets Evergreen Fund (the “Fund”) has adopted the following Proxy Voting Policy and Procedures, as set forth below, in recognition of the fact that proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to advance the best interests of the Fund’s shareholders.

Shareholders of the Fund expect the Fund to vote proxies received from issuers whose voting securities are held by the Fund. The Fund exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Fund and its shareholder’s investments. Dawson Partners (US) Inc. (the “Adviser”) will seek to ensure that proxies are voted in the best interests of the Fund and its shareholders except where the Fund may be required by law to vote proxies in the same proportion as the vote of all other shareholders (i.e., “echo vote”).

Delegation of Proxy Voting to the Adviser

The Adviser shall vote all proxies relating to securities held by the Fund and, in that connection subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures (“Proxy Policy”) adopted by the Adviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

Disclosure of Proxy Voting Policy and Procedure in the Fund’s Statement of Additional Information (“SAI”) and Annual Report to Shareholders

The Fund shall include in the annual report to shareholders on Form N-CSR filed with the Securities and Exchange Commission (“SEC”) a summary of the Adviser’s Proxy Policy. In lieu of including a summary of policy, the Fund may include the policy in full.

Material Conflicts of Interest

Where a proxy proposal raises a material conflict between the interests of Dawson Partners Inc., the Adviser, any affiliated person(s) of Dawson Partners Inc. or the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Fund and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines outlined in the Adviser’s policy or at the Fund’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting.

Adviser and Fund CCO Responsibilities

The Fund has delegated proxy voting authority with respect to the Fund’s portfolio securities to the Adviser, as set forth above. Consistent with this delegation, the Adviser is responsible for the following:

☐	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund owning the portfolio securities voted.

☐	Providing a summary, to the Board and to the Fund’s CCO, of the material changes to a Proxy Policy during the period covered by the Adviser CCO’s annual compliance report , and a redlined copy of such Proxy Policy as applicable.

☐	The Adviser’s CCO shall review each applicable Proxy Policy at least annually to ensure compliance with Rule 206(4)-6 under the Advisers Act and that it appears reasonably designed to ensure that the Adviser votes portfolio securities in the best interest of shareholders of the Fund which owns the portfolio securities voted, as applicable.

☐	On a quarterly basis, the Fund’s CCO shall request confirmation from the Adviser that any proxy votes for the Fund was handled in compliance with the Proxy Policy.

Review Responsibilities

The Adviser may retain a third-party proxy-voting service to coordinate, collect, and maintain all proxy-related information.

If the Adviser retains a third-party proxy-voting service, the Adviser will review the Fund’s voting records maintained by the service provider, select a sample of proxy votes from those submitted, and examine them against the proxy voting service files for accuracy of the votes at least annually in regard to adhering to the foregoing Proxy Policy.

Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will file its complete proxy voting record with the SEC on Form N-PX annually by August 31, of each year. The Administrator will be responsible for the oversight and completion of the filing of Form N-PX with the SEC. The Administrator will file Form N-PX for each twelve-month period ending June 30, and the filing for each year will be made with the SEC on or before August 31 of that year.

The Fund shall make available to shareholders, on its website and upon request, the record of how the Fund voted proxies relating to portfolio securities held by the Fund.

Recordkeeping

Documentation of all votes for the Fund will be maintained by the Adviser or through a third-party proxy voting service at the direction of the Adviser.

Adopted: March 18, 2026

B-1

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements: Audited financial statements and related report of Independent Registered Public Accounting Firm**

(2)	Exhibits:

(a)(1)	Certificate of Trust***

(a)(2)	Declaration of Trust***

(b)	Bylaws***

(c)	Not applicable

(d)	Rule 18f-3 Plan*

(e)	Dividend Reinvestment Plan**

(f)	Not applicable

(g)(1)	Investment Management Agreement**

(g)(2)	Expense Limitation Agreement**

(g)(3)	Fee Waiver Agreement**

(h)(1)	Distribution Agreement*

(h)(2)	Form of Dealer Agreement*

(h)(3)	Distribution and Servicing Plan*

(i)	Not applicable

(j)	Custody Agreement**

(k)(1)	Administration Agreement*

(k)(2)	Transfer Agency and Service Agreement**

(k)(3)	Trademark License Agreement**

(l)	Opinion and Consent of Counsel**

(m)	Not applicable

(n)	Consent of Independent Registered Public Accounting Firm**

(o)	Not applicable

(p)	Form of Subscription Agreement*

(q)	Not applicable

(r)(1)	Code of Ethics of the Registrant**

(r)(2)	Code of Ethics of the Adviser**

(s)	Filing Fee Table***

(t)	Power of Attorney**

*	To be filed by amendment.

**	Filed herewith.

***	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-292194), filed on December 17, 2025.

Item 26. Marketing Arrangements

To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant

The Registrant does not expect that any person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Dawson (US) Partners Inc. (“Dawson”), the Registrant's investment adviser. Information regarding the ownership of Dawson is set forth in its Form ADV as filed with the U.S. Securities and Exchange Commission (File No. 801-135112) and is incorporated herein by reference.

Item 29. Number of Holders of Securities

As of April 1, 2026:

Title of Class	Number of Record Holders
Class I Shares	1

Item 30. Indemnification

Reference is made to Section 5.3 of the Registrant’s Declaration of Trust, incorporated by reference to Exhibit (a)(2). In addition, the Registrant’s various agreements with its service providers contain indemnification provisions. The Registrant hereby undertakes that it will apply these indemnification provisions in a manner consistent with Release No. IC-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was a trustee, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify. Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Fund pursuant to the provisions described above, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Fund by a Trustee, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, will be set forth in the Prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-135112), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of: The Fund and the Adviser at 10 Bryant Park, 452 Fifth Ave., Suite 23011, New York, NY 10018; the Administrator at [●]; the Custodian at 928 Grand Blvd., 10th Floor, Kansas City, MO 64106; or the Transfer Agent at 235 West Galena Street, Milwaukee, WI 53212.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”);

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Filing Fee Tables” in the effective registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	That, for the purpose of determining liability under the 1933 Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B under the 1933 Act:

(A)	each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the 1933 Act for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C under the 1933 Act: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	Registrant undertakes:

a.	For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The Registrant undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

7.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, and the Province of Ontario, in the Country of Canada, on April 8, 2026.

DAWSON PRIVATE MARKETS EVERGREEN FUND

By:	/s/ Giorgio Riva
Giorgio Riva
Chief Executive Officer, President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Giorgio Riva*	Chief Executive Officer, President and Trustee	April 8, 2026
Giorgio Riva

/s/ Kevin Brown*	Chief Financial Officer and Treasurer	April 8, 2026
Kevin Brown

/s/ Scott Higbee*	Trustee	April 8, 2026
Scott Higbee

/s/ Derek Miners*	Trustee	April 8, 2026
Derek Miners

/s/ Andrew Owen*	Trustee	April 8, 2026
Andrew Owen

/s/ Mitchell Tanzman*	Trustee	April 8, 2026

Mitchell Tanzman

*By:	/s/ Matthew Kuchinsky
Matthew Kuchinsky
As Attorney-in-Fact

The original Power of Attorney authorizing Matthew Kuchinsky to execute the Registration Statement, and any amendments thereto, for the Trustees and officers of the Registrant on whose behalf this Registration Statement is filed, has been executed and is incorporated by reference herein to Item 25, Exhibit (t).

EXHIBIT INDEX

(e)	Dividend Reinvestment Plan

(g)(1)	Investment Management Agreement

(g)(2)	Expense Limitation Agreement

(g)(3)	Fee Waiver Agreement

(j)	Custody Agreement

(k)(2)	Transfer Agency and Service Agreement

(k)(3)	Trademark License Agreement

(l)	Opinion and Consent of Counsel

(n)	Consent of Independent Registered Public Accounting Firm

(r)(1)	Code of Ethics of the Registrant

(r)(2)	Code of Ethics of the Adviser

(t)	Power of Attorney